           As filed with the Securities and Exchange Commission on April 3, 2012

                                            1933 Act Registration No. 333-145235

                                             1940 Act Registration No. 811-08579

                                                              CIK No. 0001051932
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 75

             Lincoln Life Flexible Premium Variable Life Account R
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                            Charles A. Brawley, III
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2011 was filed March 26, 2012.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2012 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------

     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the Funds may be found in the funds prospectus which is furnished with this prospectus.

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust



     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    Partial Surrender Fee.........................        20
    Transfer Fee..................................        20
    Mortality and Expense Risk Charge.............        20
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        21
    Policy Loan Interest..........................        21
    Rider Charges.................................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        23
    Right to Examine Period.......................        23
    Initial Specified Amount......................        23
    Transfers.....................................        24
    Market Timing.................................        24
    Optional Sub-Account Allocation Programs......        26
    Riders........................................        27
    Continuation of Coverage......................        35


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        35
    State Regulation..............................        35
PREMIUMS..........................................        35
    Allocation of Net Premium Payments............        36
    Planned Premiums; Additional Premiums.........        36
    Policy Values.................................        36
    Persistency Bonus.............................        37
DEATH BENEFITS....................................        38
    Death Benefit Options.........................        38
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        39
    Death Benefit Proceeds........................        39
POLICY SURRENDERS.................................        40
    Partial Surrender.............................        40
POLICY LOANS......................................        41
LAPSE AND REINSTATEMENT...........................        42
    No-Lapse Protection...........................        42
    Reinstatement of a Lapsed Policy..............        43
TAX ISSUES........................................        43
    Taxation of Life Insurance Contracts in
      General.....................................        43
    Policies That Are MECs........................        44
    Policies That Are Not MECs....................        45
    Last Survivor Contract........................        46
    Other Considerations..........................        46
    Fair Market Value of Your Policy..............        47
    Tax Status of Lincoln Life....................        47
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        47
LEGAL PROCEEDINGS.................................        48
FINANCIAL STATEMENTS..............................        48
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        49
GLOSSARY OF TERMS.................................        50

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of Funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The Net Accumulation Value of your Policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of Premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of Premiums higher than the Planned Premium and assumed interest credited by the rider's formula on net Premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the Policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the Policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value.

The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.

The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy. This rider's Accumulation Value generated by these additional Premiums will automatically be transferred to your Policy at the end of the Grace Period to help keep your Policy in force in the event (i) the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions and your Policy's No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
(ii) you do not respond to the Lapse Notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your Policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your Policy at any time. As with your Policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.





                                           Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a Premium.        7.0% of each Premium Payment in Policy Years
 imposed on Premiums                                             1-20 and 4.0% in Policy Years 21 and later. 1
 (Premium Load)(Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                                Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Surrender Charge* 2            For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one the maximum Surrender Charge is $25.85
                                                                       per $1,000 of Specified Amount.
 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any Policy Year.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on Premiums (load) of 7.0% (4.0% in Policy Years 21 and later) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.




 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                     Amount
           Charge                         is Deducted                                    Deducted
  Maximum Charge                                                   $83.33 per month per $1,000 of Net Amount at
                                                                   Risk.
  Minimum Charge                                                   $0.00 per month per $1,000 of Net Amount at
                                                                   Risk.
                                                                   Individuals with a higher mortality risk than
                                                                   standard issue individuals can be charged from
                                                                   125% to 5,000% of the standard rate.
  Charge for a                                                     For a male, age 55, standard non-tobacco, and a
  Representative Insured                                           female, age 55, standard non-tobacco, in year
                                                                   one the guaranteed maximum monthly cost of
                                                                   insurance rate is $0.00215 per month per
                                                                   $1,000 of Net Amount at Risk.
 Mortality and Expense            Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")              Valuation Day).                  Separate Account, guaranteed not to exceed an
                                                                   effective annual rate of 0.60%.1
 Fixed Account Asset              Daily                            Daily charge as a percentage of the value of the
 Charge                                                            Fixed Account, guaranteed not to exceed an
                                                                   effective annual rate of 0.50%.
 Administrative Fee*              Monthly                          A flat fee of $10 per month in all years.
                                                                   In addition to the flat fee of $10 per month, for
                                                                   the first ten Policy Years from issue date or
                                                                   increase in Specified Amount, a monthly fee per
                                                                   dollar of Initial Specified Amount or increase in
                                                                   Specified Amount as follows:
  Maximum Charge                                                   $1.61 per month per $1,000 of Initial Specified
                                                                   Amount or increase in Specified Amount.
  Minimum Charge                                                   $0.01 per month per $1,000 of Initial Specified
                                                                   Amount or increase in Specified Amount.
  Charge for a                                                     For a male, age 55, standard non-tobacco, and a
  Representative Insured                                           female, age 55, standard non-tobacco, the
                                                                   maximum additional monthly charge is
                                                                   $0.17334 per month per $1,000 of Specified
                                                                   Amount.
 Policy Loan Interest             Annually                         5.0% annually of the amount held in the Loan
                                                                   Account.2
 No-Lapse Enhancement             N/A                              There is no charge for this rider.3
 Rider
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit         Accumulation Value.4
 Optional Rider Charges                                            Individualized based on whether optional
                                                                   Rider(s) selected.

                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                     Amount
         Charge                         is Deducted                                    Deducted
 Premium Reserve Rider        When you allocate a Premium          4.0% of each Premium Payment allocated to the
                              Payment to this rider                Rider.5
                              When Rider Accumulation              3.0% of amount transferred
                              Value is transferred to Policy
                              during Policy Years 1-105
 Enhanced Surrender           Monthly (in Policy Years 2-5         Charge is $0.05 per $1,000 of Initial Specified
 Value Rider                  only)                                Amount.



  * Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

     1 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.

  2 Effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.

  3 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  4 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.

  5 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later) and rider Accumulation Value allocated to the Fixed Account is subject to the Fixed Account Asset Charge (which does not exceed 0.50% for all Policy Years).

   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 6         0.28%
 (12b-1) fees, and other expenses.



  6 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 21, 2012. Consult your financial advisor.


     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

     o REIT Series (Standard Class): Total return.


     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.



     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing policy owners as of May 16,
2011. Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*


     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

        o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.
       (formerly LVIP Total Bond Fund)


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.

       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)


     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       Current income and growth of capital.


     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.


     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)


     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

     o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


  (2) These are "Fund of Funds"and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or


2) the Sub-Account has not attracted significant Owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



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

Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20, and 4.0% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."




Surrender Charges


A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

The Surrender Charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue or increase in Specified Amount; or

     2) is caused by a Partial Surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.


B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;


     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a policy decrease, the Surrender Charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the policy's value.

In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee


No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.




Transfer Fee


For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.




Mortality and Expense Risk Charge


We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.




Fixed Account Asset Charge


We assess a daily Fixed Account Asset Charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account's value in all Policy Years. The current charge is 0.50% in policy years 1-10, 0.20% in policy years 11-20 and 0.00% in policy years 21 and beyond.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each Policy Year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee


There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age, sex, Premium class, and benefit selection option percentage, if any. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.0% in years 11 and beyond. We will credit 4.0% interest on the Loan Account Value in all years.




Rider Charges


Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of initial specified amount.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later. The rider Accumulation Value allocated to the premium reserve rider fixed account is subject to the fixed account asset charge not to exceed 0.50% for all Policy Years.


In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.


YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from policy Owners, the SEC, and state insurance regulators before substituting any funds.


We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.


If we obtain appropriate approvals from policy Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer accumulation values from a Sub-Account when its investment objective changes.)


The Policy includes policy specifications pages. These pages provide important information about your Policy such as: the identity of the insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Policy Date is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insureds.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner

The Owner on the Date of Issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as at least one of the insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.




Right to Examine Period


You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy Owners or as applicable to all policy Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs


You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;


3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing may affect riders to attached to your Policy. Refer to the "Riders" section of this prospectus for more information.




Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period"). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:

1) the Policy's Accumulation Value; minus

2) Indebtedness.

The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the policy described below:


Sample Policy

o Insured: Male and Female - Both Standard Non-tobacco, age 55


o Specified Amount: $1,000,000


o Benefit Selection Option: Not Elected


o Planned annual Premium Payment: $35,000 for 5 years

o No Indebtedness




                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 32,713             $  7,783             $ 32,713            $ 32,713
      2            $ 67,857             $ 43,837             $ 67,232            $ 67,232
      3            $105,604             $ 82,534             $104,307            $104,307
      4            $146,143             $124,063             $144,123            $144,123
      5            $189,675             $168,615             $186,876            $186,876


No-Lapse Enhancement Rider: We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.

If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:


1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and


3) either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero.


Refer to the subsection headed "Rider Termination" for more information.


The rider consists of the No-Lapse Value provision and the Reset Account Value provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the Accumulation Value of the Policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the Policy, we fix the schedules of reference rates and fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of reference rates and fees applicable to your Policy.

On each Monthly Anniversary Day, the No-Lapse Value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.


4) is accumulated interest.


5) is the no-lapse Monthly Deduction for the month following the Monthly Anniversary Day.

6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.

The No-Lapse Value on the Policy Date will be the net initial Premium received less the no-lapse Monthly Deduction for the first policy month.

On each Monthly Anniversary Day, the Reset Account Value will be calculated as
1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.


4) is accumulated interest.


5) is the reset account Monthly Deduction for the month following the Monthly Anniversary Day.

6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.

The Reset Account Value on the Policy Date will be the net initial premium received less the reset account Monthly Deduction for the first policy month.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.

You will select a guaranteed minimum death benefit when you apply for your Policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the No-Lapse Value provision. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the guaranteed minimum death benefit will not automatically increase.

If the Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value provision is actively keeping the Policy from lapsing, the death benefit is the guaranteed minimum death benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death, which may be less than the Specified Amount of the Policy.

If the Reset Account Value provision is actively keeping the Policy from lapsing, the death benefit is the greater of:

1) the reset death benefit (which is the lesser of the current Specified Amount and Initial Specified Amount) less Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any Indebtedness and less any Partial Surrenders after the date of death.

If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.


If this rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly deductions, the death benefit payable will be determined by the death benefit option in effect.

During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

The duration of the no-lapse coverage will be determined monthly by referencing the no-lapse account value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider rates and fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, and result in a lower No-Lapse Value and Reset Account Value, with a shorter duration of no-lapse protection.


The duration of the lapse protection provided by this rider may be reduced if:


1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:


Sample Policy

o Insured: Male Standard Non-tobacco, age 55


o Specified Amount: $1,000,000


o Benefit Selection Option: Not elected


o Planned annual Premium Payment: $13,000


Duration of lapse protection:


1) if Premiums are received on the planned payment date each year: 326 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
322 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial adviser.


This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 121; or


2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or


4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.


If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider had terminated before the Policy terminated.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts.



When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your policy specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount monthly administrative fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount monthly administrative fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.

The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:



    Male, 55 Year Old,
   Standard Non-tobacco
                                 Monthly Administrative
 Benefit Selection Option              Expense Fee
 Election: None                 $0.5133 per thousand
                                of Specified Amount
                                (higher)
 Election: 100%                 $0.0267 per thousand
                                of Specified Amount
                                 (lower)



    Male, 55 Year Old,
   Standard Non-tobacco
                                    No-Lapse Monthly
                                 Administrative Expense
 Benefit Selection Option            Reference Fee                            Result
 Election: None                 $0.1333 per thousand         This option offers the best No-Lapse
                                of Specified Amount          protection available. The price of the
                                 (lower)                     protection is reflected in the higher
                                                             Monthly Administrative Expense Fee.
 Election: 100%                 $0.2333 per thousand         This option offers the least amount of
                                of Specified Amount          No-Lapse protection. The Monthly
                                (higher)                     Administrative Expense Fee is
                                                             reduced in exchange. Therefore, this
                                                             option allows more money to be
                                                             invested in the Sub-Accounts or
                                                             allocated to the Fixed Account.
                                                             However, the Premiums which you
                                                             must pay in order to satisfy the No-
                                                             Lapse requirements of the rider will
                                                             increase.



You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy in states where it is available. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Premium Reserve Rider: We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or surrender charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), and
(ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").


A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily mortality and expense risk charge and the fixed account asset charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the rider's Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.


No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.


In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.

The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial Surrender of your policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.

In the event of the death of the second insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.


The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the policy Owner will permanently lose the ability to allocate any future Premium Payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.


As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.

You should discuss with your financial adviser the needs which purchasing the Policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's Accumulation Value. Policy illustrations, which the financial adviser can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the policy Owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the policy's cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial adviser can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Rider's Accumulation Value.




Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:


1) Surrender of the Policy;


2) death of the second insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.





State Regulation


The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.



PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial Premium must be paid for policy coverage to be effective.




Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.


The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.


Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.


The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:


1) Net Premium Payments made;


2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) persistency bonuses on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable Accumulation Value.


A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.


The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.


The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.




Persistency Bonus


On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.



DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any Indebtedness; or


2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. These percentages are shown on your policy specifications pages.

The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount (a minimum of $250,000) level death benefit on            None; level death benefit.
              the date of the second insured's death, less any Partial Surrenders after the date of second death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of          May increase or decrease over
              the date of the second insured's death, less any Partial Surrenders        time, depending on the amount
              after the date of second death.                                            of Premium paid and the
                                                                                         investment performance of the
                                                                                         Sub-Accounts or the interest
                                                                                         credited to the Fixed Account.



If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.


Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)

Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $250,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.





 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.



A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.




Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account.

SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.





   Death Benefit
 Option in Effect                              Impact of Partial Surrender
         1              Will reduce the Accumulation Value and may reduce the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS

You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on policy loans (from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 5.0% in years 1-10 and 4.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.


Lincoln Life credits interest to the loan account value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years so the net cost of your policy loan is 1.0% in years 1-10 and 0.0% thereafter.


Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.

LAPSE AND REINSTATEMENT

If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;


3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or


5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection


Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation value may prevent lapse of your Policy. If your policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of the rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.




Reinstatement of a Lapsed Policy


If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:


1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability (on both insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and


5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract


Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the Policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured




Other Considerations


Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger insured attains age 121.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year, offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to be deemed a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life


Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).



                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-145235
1940 Act Registration No. 811-08579

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test-A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.


Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.


Death Benefit Proceeds-The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.


Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or from the Fixed Account to one or more Sub-Accounts.


Fixed Account-An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period-The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test-A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Lapse Notice-Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value-An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E-Mortality and Expense Risk Charge.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day-The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment-An amount equal to the premium payment, minus the Premium Load.

Owner-The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan-The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the policy ends as described in the grace period.

Policy Year-Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction in Specified Amount-A decrease in the Specified Amount of your policy.


Right to Examine Period-The period during which the policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge-The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for



                          Lincoln SVULONE2007 product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



            The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln SVULONE2007 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5
    Assignment.................................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Transfer of Ownership......................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             7
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
    Estate Tax Repeal Rider....................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           R-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.




Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $12,883,606 in 2011, $11,112,832 in 2010 and $11,550,329 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.



POLICY INFORMATION



Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Transfer of Ownership

As long as either insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.



Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while either insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the death of the second insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

You may exchange your policy for separate single life policies on each of the insureds under any of the following change of plan events:

(1) The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the policy date;

(2)  the insureds are legally divorced while this policy is in force; or

(3)  the insureds business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change of plan event;

(2) the request by the owner to exercise the option must be in writing;

(3) the request by the owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the policy, the assignee must consent, in writing, to the exchange;

(4) if the change of plan event is the legal divorce of the insureds, the insureds may not be remarried to each other as of the date the new policy takes effect, and the policy split may not become effective on or within 24 months following the legal divorce;

(5) each proposed owner must have an insurable interest in the lives of the insureds on his or her policy;

(6) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy; and

(7)  any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age, sex and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).




Misstatement of Age or Sex

If the age or sex of either insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").


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As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."


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The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                             CONTRACT                     CONTRACT     GUARANTEE
                                                            PURCHASES                   REDEMPTIONS     CHARGES
                                                            DUE FROM                       DUE TO      PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL                     NATIONAL      NATIONAL
                                                               LIFE                         LIFE          LIFE
                                                            INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
------------------------------------------   -----------   -----------   ------------   -----------   -----------   -----------
ABVPSF Global Thematic Growth Class A        $   960,622     $    --      $   960,622     $   --         $   37     $   960,585
ABVPSF Growth and Income Class A               6,635,273       2,908        6,638,181         --            265       6,637,916
ABVPSF International Value Class A             2,278,610          --        2,278,610         --             69       2,278,541
ABVPSF Large Cap Growth Class A                1,612,168       2,880        1,615,048         --             70       1,614,978
ABVPSF Small/Mid Cap Value Class A             8,151,463       1,440        8,152,903         --            318       8,152,585
American Century VP Inflation
   Protection Class I                          9,733,245         153        9,733,398         --            376       9,733,022
American Funds Global Growth Class 2           8,415,882         617        8,416,499         --            293       8,416,206
American Funds Global Small
   Capitalization Class 2                      8,982,851       2,739        8,985,590         --            354       8,985,236
American Funds Growth Class 2                 43,403,611      26,125       43,429,736         --          1,743      43,427,993
American Funds Growth-Income Class 2          34,217,135      11,847       34,228,982         --          1,367      34,227,615
American Funds International Class 2          19,418,919      29,076       19,447,995         --            711      19,447,284
BlackRock Global Allocation V.I. Class I       7,774,455          --        7,774,455         --            228       7,774,227
Delaware VIP Diversified Income
   Standard Class                             14,320,557       7,194       14,327,751         --            537      14,327,214
Delaware VIP Emerging Markets
   Standard Class                             15,823,615       6,221       15,829,836         --            584      15,829,252
Delaware VIP High Yield Standard Class        12,892,336       9,865       12,902,201         --            505      12,901,696
Delaware VIP Limited-Term Diversified
   Income Standard Class                       2,589,282      13,385        2,602,667         --             74       2,602,593
Delaware VIP REIT Standard Class               9,214,025      13,945        9,227,970         --            373       9,227,597
Delaware VIP Small Cap Value Standard
   Class                                      19,501,332      10,808       19,512,140         --            817      19,511,323
Delaware VIP Smid Cap Growth Standard
   Class                                      12,393,368       2,436       12,395,804         --            526      12,395,278
Delaware VIP U.S. Growth Standard Class        1,386,527          --        1,386,527         --             52       1,386,475
Delaware VIP Value Standard Class             10,645,688         514       10,646,202         --            403      10,645,799
DWS VIP Alternative Asset Allocation
   Plus Class A                                  798,792          --          798,792         --             26         798,766
DWS VIP Equity 500 Index Class A              37,550,181         784       37,550,965         --          1,580      37,549,385
DWS VIP Small Cap Index Class A                5,185,771       2,368        5,188,139         --            217       5,187,922
Fidelity VIP Asset Manager Initial Class         771,382          --          771,382         --             34         771,348
Fidelity VIP Contrafund Service Class         29,899,899       2,160       29,902,059         --          1,193      29,900,866
Fidelity VIP Equity-Income Initial Class       2,538,030         811        2,538,841         --            112       2,538,729
Fidelity VIP Equity-Income Service Class       1,732,679          --        1,732,679         17             75       1,732,587
Fidelity VIP Growth Service Class              7,390,768      16,672        7,407,440         --            307       7,407,133
Fidelity VIP Growth Opportunities
   Service Class                               1,024,890          --        1,024,890         --             45       1,024,845
Fidelity VIP High Income Service Class         1,939,026          --        1,939,026         57             85       1,938,884
Fidelity VIP Investment Grade Bond
   Initial Class                               3,276,824         690        3,277,514         --            143       3,277,371
Fidelity VIP Mid Cap Service Class             3,697,912          --        3,697,912         --            121       3,697,791
Fidelity VIP Overseas Service Class            3,074,220      11,100        3,085,320         --            121       3,085,199
FTVIPT Franklin Income Securities Class 1      4,352,419          --        4,352,419         --            129       4,352,290
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                          4,485,237          --        4,485,237         --            175       4,485,062
FTVIPT Mutual Shares Securities Class 1        2,269,267      10,517        2,279,784         --             68       2,279,716
FTVIPT Templeton Foreign Securities
   Class 1                                     2,786,125         600        2,786,725         --            121       2,786,604
FTVIPT Templeton Foreign Securities
 Class 2                                       3,766,344          --        3,766,344         36            164       3,766,144
FTVIPT Templeton Global Bond Securities
   Class 1                                     7,570,916          --        7,570,916         --            271       7,570,645
FTVIPT Templeton Growth Securities Class 1     3,073,052          --        3,073,052         75            119       3,072,858
FTVIPT Templeton Growth Securities Class 2     1,310,557          --        1,310,557         --             57       1,310,500
Invesco V.I. Capital Appreciation Series I     8,123,135          --        8,123,135      3,486            357       8,119,292

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                             CONTRACT                     CONTRACT     GUARANTEE
                                                            PURCHASES                   REDEMPTIONS     CHARGES
                                                            DUE FROM                       DUE TO      PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL                     NATIONAL      NATIONAL
                                                               LIFE                         LIFE          LIFE
                                                            INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
------------------------------------------   -----------   -----------   ------------   -----------   -----------   -----------
Invesco V.I. Core Equity Series I            $11,181,084     $  4,356     $11,185,440       $--          $  491     $11,184,949
Invesco V.I. Diversified Income Series I         569,107          505         569,612        --              25         569,587
Invesco V.I. International Growth Series I     5,514,944           --       5,514,944        --             241       5,514,703
Janus Aspen Series Balanced
   Institutional Class                         9,592,857           --       9,592,857        85             421       9,592,351
Janus Aspen Series Balanced Service Class      2,057,429           --       2,057,429        --              90       2,057,339
Janus Aspen Series Enterprise Service
   Class                                       1,570,992           --       1,570,992        68              68       1,570,856
Janus Aspen Series Global Technology
   Service Class                               2,767,045           --       2,767,045        --             122       2,766,923
Janus Aspen Series Worldwide
   Institutional Class                         6,176,311          493       6,176,804        --             271       6,176,533
Janus Aspen Series Worldwide Service
   Class                                       1,479,520           --       1,479,520        --              65       1,479,455
LVIP Baron Growth Opportunities
   Standard Class                                162,244           --         162,244        --               6         162,238
LVIP Baron Growth Opportunities
   Service Class                               4,232,451           --       4,232,451        43             168       4,232,240
LVIP BlackRock Inflation Protected Bond
   Standard Class                                540,174           --         540,174        --              13         540,161
LVIP Capital Growth Standard Class               436,951           --         436,951        --              12         436,939
LVIP Cohen & Steers Global Real Estate
   Standard Class                              1,486,102          411       1,486,513        --              49       1,486,464
LVIP Columbia Value Opportunities
   Standard Class                                579,197           --         579,197        --              22         579,175
LVIP Delaware Bond Standard Class             44,935,963       28,817      44,964,780        --           1,693      44,963,087
LVIP Delaware Diversified Floating Rate
   Standard Class                                934,418           --         934,418        --              29         934,389
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                   2,688,729        1,749       2,690,478        --             102       2,690,376
LVIP Delaware Growth and Income
   Standard Class                                601,966           --         601,966        --              20         601,946
LVIP Delaware Social Awareness Standard
   Class                                         996,966          259         997,225        --              31         997,194
LVIP Delaware Special Opportunities
   Standard Class                                506,657           --         506,657        --              15         506,642
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                 62,860           --          62,860        --               1          62,859
LVIP Global Income Standard Class              2,334,957           --       2,334,957        --              26       2,334,931
LVIP Janus Capital Appreciation
   Standard Class                              2,754,347           --       2,754,347        --             105       2,754,242
LVIP JPMorgan High Yield Standard Class          533,142           --         533,142        --               9         533,133
LVIP MFS International Growth
   Standard Class                                845,494        3,394         848,888        --              28         848,860
LVIP MFS Value Standard Class                  3,769,762           --       3,769,762        --             123       3,769,639
LVIP Mid-Cap Value Standard Class                504,770           --         504,770        --              15         504,755
LVIP Mondrian International Value
   Standard Class                              6,864,336        4,393       6,868,729        --             257       6,868,472
LVIP Money Market Standard Class              36,682,577      206,640      36,889,217        --           1,299      36,887,918
LVIP Protected Profile 2010 Standard
   Class                                         579,972           --         579,972        --              21         579,951
LVIP Protected Profile 2020 Standard
   Class                                         846,550           --         846,550        --              32         846,518
LVIP Protected Profile 2030 Standard
   Class                                       1,014,699           --       1,014,699        --              34       1,014,665
LVIP Protected Profile 2040 Standard
   Class                                         931,350           --         931,350        --              39         931,311
LVIP Protected Profile Conservative
   Standard Class                              4,749,242           --       4,749,242        --             178       4,749,064
LVIP Protected Profile Growth Standard
   Class                                      14,972,296        6,302      14,978,598        --             454      14,978,144
LVIP Protected Profile Moderate Standard
   Class                                      16,586,079           --      16,586,079        --             509      16,585,570

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                             CONTRACT                     CONTRACT     GUARANTEE
                                                            PURCHASES                   REDEMPTIONS     CHARGES
                                                            DUE FROM                       DUE TO      PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL                     NATIONAL      NATIONAL
                                                               LIFE                         LIFE          LIFE
                                                            INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
------------------------------------------   -----------   -----------   ------------   -----------   -----------   -----------
LVIP SSgA Bond Index Standard Class          $ 1,416,052     $    --      $ 1,416,052       $ --         $ 46       $ 1,416,006
LVIP SSgA Conservative Index Allocation
   Standard Class                                 40,939          --           40,939         --            1            40,938
LVIP SSgA Conservative Structured
   Allocation Standard Class                       1,449          --            1,449         --           --             1,449
LVIP SSgA Developed International 150
   Standard Class                                132,748          --          132,748         --            5           132,743
LVIP SSgA Emerging Markets 100
   Standard Class                              1,508,918          --        1,508,918         --           56         1,508,862
LVIP SSgA Global Tactical Allocation
   Standard Class                              4,647,379          --        4,647,379         --          152         4,647,227
LVIP SSgA International Index Standard
   Class                                         580,592          --          580,592         --           21           580,571
LVIP SSgA Large Cap 100 Standard Class           269,825          --          269,825         --           10           269,815
LVIP SSgA Moderate Index Allocation
   Standard Class                                529,277          --          529,277         --            8           529,269
LVIP SSgA Moderate Structured Allocation
   Standard Class                                312,307      32,982          345,289         --            9           345,280
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                     190,942          --          190,942         --            5           190,937
LVIP SSgA Moderately Aggressive
   Structured Allocation Standard Class          108,559          --          108,559         --            3           108,556
LVIP SSgA S&P 500 Index Standard Class         4,952,496          --        4,952,496         --          158         4,952,338
LVIP SSgA Small-Cap Index Standard Class         665,503          --          665,503         --           23           665,480
LVIP SSgA Small-Mid Cap 200 Standard
   Class                                         274,130          --          274,130         --            6           274,124
LVIP T. Rowe Price Growth Stock
   Standard Class                                985,031          --          985,031         --           30           985,001
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                       1,353,158          --        1,353,158         --           52         1,353,106
LVIP Templeton Growth Standard Class             605,528          --          605,528         --           19           605,509
LVIP Turner Mid-Cap Growth Standard
   Class                                         951,665       1,440          953,105         --           34           953,071
LVIP Vanguard Domestic Equity ETF
   Standard Class                                  9,140          --            9,140         --           --             9,140
LVIP Vanguard International Equity ETF
   Standard Class                                159,733          --          159,733         --            5           159,728
LVIP Wells Fargo Intrinsic Value
   Standard Class                              2,736,590       7,701        2,744,291         --          117         2,744,174
M Business Opportunity Value                     568,988          --          568,988         --           18           568,970
M Capital Appreciation                           901,715          --          901,715         --           34           901,681
M International Equity                         1,374,564          --        1,374,564         --           52         1,374,512
M Large Cap Growth                               818,971          --          818,971         --           30           818,941
MFS VIT Core Equity Initial Class                809,937          --          809,937         --           35           809,902
MFS VIT Growth Initial Class                   6,423,877          --        6,423,877        131          270         6,423,476
MFS VIT Total Return Initial Class            15,645,234       2,124       15,647,358         --          659        15,646,699
MFS VIT Utilities Initial Class               12,893,441         389       12,893,830         --          533        12,893,297
NB AMT Mid-Cap Growth I Class                 11,747,190           4       11,747,194         --          500        11,746,694
NB AMT Partners I Class                        1,338,681          --        1,338,681         --           59         1,338,622
NB AMT Regency I Class                         2,549,436         634        2,550,070         --          101         2,549,969
PIMCO VIT Commodity Real Return
   Administrative Class                        3,126,748          --        3,126,748         --           92         3,126,656
Putnam VT Global Health Care Class IB            382,469          --          382,469         --           17           382,452
Putnam VT Growth & Income Class IB               750,321          --          750,321         --           33           750,288

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                                 MORTALITY
                                                     DIVIDENDS      AND
                                                        FROM      EXPENSE        NET
                                                     INVESTMENT  GUARANTEE    INVESTMENT
SUBACCOUNT                                             INCOME     CHARGES   INCOME (LOSS)
---------------------------------------------------  ----------  ---------  -------------
ABVPSF Global Thematic Growth Class A                $    6,554  $  (8,203)   $   (1,649)
ABVPSF Growth and Income Class A                         90,144    (48,440)       41,704
ABVPSF International Value Class A                      106,870    (14,957)       91,913
ABVPSF Large Cap Growth Class A                           5,475    (13,289)       (7,814)
ABVPSF Small/Mid Cap Value Class A                       43,117    (62,047)      (18,930)
American Century VP Inflation Protection Class I        387,107    (63,828)      323,279
American Funds Global Growth Class 2                    122,028    (58,965)       63,063
American Funds Global Small Capitalization Class 2      142,326    (77,206)       65,120
American Funds Growth Class 2                           289,493   (348,397)      (58,904)
American Funds Growth-Income Class 2                    557,963   (262,752)      295,211
American Funds International Class 2                    381,940   (147,928)      234,012
BlackRock Global Allocation V.I. Class I                182,639    (34,970)      147,669
Delaware VIP Diversified Income Standard Class          512,665    (90,629)      422,036
Delaware VIP Emerging Markets Standard Class            352,909   (126,410)      226,499
Delaware VIP High Yield Standard Class                1,217,474    (94,893)    1,122,581
Delaware VIP Limited-Term Diversified Income
   Standard Class                                        43,964    (12,827)       31,137
Delaware VIP REIT Standard Class                        173,972    (73,893)      100,079
Delaware VIP Small Cap Value Standard Class             105,914   (156,584)      (50,670)
Delaware VIP Smid Cap Growth Standard Class             127,646   (103,642)       24,004
Delaware VIP U.S. Growth Standard Class                   2,777     (8,309)       (5,532)
Delaware VIP Value Standard Class                       183,609    (68,266)      115,343
DWS VIP Alternative Asset Allocation Plus Class A        14,655     (5,389)        9,266
DWS VIP Equity 500 Index Class A                        676,901   (301,906)      374,995
DWS VIP Small Cap Index Class A                          48,526    (42,265)        6,261
Fidelity VIP Asset Manager Initial Class                 16,005     (6,132)        9,873
Fidelity VIP Contrafund Service Class                   290,388   (225,720)       64,668
Fidelity VIP Equity-Income Initial Class                 67,236    (22,783)       44,453
Fidelity VIP Equity-Income Service Class                 43,215    (14,518)       28,697
Fidelity VIP Growth Service Class                        20,399    (59,055)      (38,656)
Fidelity VIP Growth Opportunities Service Class             581     (8,589)       (8,008)
Fidelity VIP High Income Service Class                  132,864    (16,135)      116,729
Fidelity VIP Investment Grade Bond Initial Class        105,481    (26,596)       78,885
Fidelity VIP Mid Cap Service Class                        6,085    (23,666)      (17,581)
Fidelity VIP Overseas Service Class                      46,824    (24,609)       22,215
FTVIPT Franklin Income Securities Class 1               184,973    (21,327)      163,646
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                   --    (33,917)      (33,917)
FTVIPT Mutual Shares Securities Class 1                  57,696    (12,320)       45,376
FTVIPT Templeton Foreign Securities Class 1              63,280    (26,349)       36,931
FTVIPT Templeton Foreign Securities Class 2              72,816    (33,877)       38,939
FTVIPT Templeton Global Bond Securities Class 1         355,533    (44,003)      311,530
FTVIPT Templeton Growth Securities Class 1               51,859    (23,657)       28,202
FTVIPT Templeton Growth Securities Class 2               24,608    (13,946)       10,662
Invesco V.I. Capital Appreciation Series I               13,680    (75,399)      (61,719)
Invesco V.I. Core Equity Series I                       115,524    (96,440)       19,084
Invesco V.I. Diversified Income Series I                 34,012     (5,257)       28,755
Invesco V.I. International Growth Series I               91,808    (47,923)       43,885
Janus Aspen Series Balanced Institutional Class         242,744    (81,298)      161,446
Janus Aspen Series Balanced Service Class                44,702    (15,936)       28,766
Janus Aspen Series Enterprise Service Class                  --    (14,069)      (14,069)
Janus Aspen Series Global Technology Service Class           --    (24,324)      (24,324)
Janus Aspen Series Worldwide Institutional Class         41,122    (56,735)      (15,613)
Janus Aspen Series Worldwide Service Class                7,957    (12,937)       (4,980)
LVIP Baron Growth Opportunities Standard Class               --       (932)         (932)
LVIP Baron Growth Opportunities Service Class                --    (34,079)      (34,079)
LVIP BlackRock Inflation Protected Bond
   Standard Class                                        10,630     (1,897)        8,733
LVIP Capital Growth Standard Class                           --     (2,150)       (2,150)
LVIP Cohen & Steers Global Real Estate
   Standard Class                                            --     (9,670)       (9,670)
LVIP Columbia Value Opportunities Standard Class             --     (3,237)       (3,237)
LVIP Delaware Bond Standard Class                     1,481,784   (297,160)    1,184,624
LVIP Delaware Diversified Floating Rate
   Standard Class                                        17,632     (4,355)       13,277

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                   $  29,480      $     --      $   29,480      $  (316,485)     $  (288,654)
ABVPSF Growth and Income Class A                         (162,174)           --        (162,174)         469,321          348,851
ABVPSF International Value Class A                       (167,310)           --        (167,310)        (452,324)        (527,721)
ABVPSF Large Cap Growth Class A                            11,024            --          11,024          (75,153)         (71,943)
ABVPSF Small/Mid Cap Value Class A                         49,468            --          49,468         (877,341)        (846,803)
American Century VP Inflation Protection Class I          101,854       108,440         210,294          443,190          976,763
American Funds Global Growth Class 2                       57,618            --          57,618         (986,586)        (865,905)
American Funds Global Small Capitalization Class 2        114,533            --         114,533       (2,369,260)      (2,189,607)
American Funds Growth Class 2                             583,703            --         583,703       (2,719,894)      (2,195,095)
American Funds Growth-Income Class 2                      150,096            --         150,096       (1,332,862)        (887,555)
American Funds International Class 2                       55,932            --          55,932       (3,534,990)      (3,245,046)
BlackRock Global Allocation V.I. Class I                    6,905       180,605         187,510         (734,129)        (398,950)
Delaware VIP Diversified Income Standard Class            207,132       504,031         711,163         (417,256)         715,943
Delaware VIP Emerging Markets Standard Class              204,741            --         204,741       (4,605,778)      (4,174,538)
Delaware VIP High Yield Standard Class                    136,224            --         136,224       (1,116,684)         142,121
Delaware VIP Limited-Term Diversified Income
   Standard Class                                          16,134        30,570          46,704          (21,268)          56,573
Delaware VIP REIT Standard Class                         (101,739)           --        (101,739)         933,227          931,567
Delaware VIP Small Cap Value Standard Class               639,443            --         639,443       (1,067,890)        (479,117)
Delaware VIP Smid Cap Growth Standard Class               545,150       365,332         910,482           22,501          956,987
Delaware VIP U.S. Growth Standard Class                    37,416            --          37,416           56,733           88,617
Delaware VIP Value Standard Class                         (36,474)           --         (36,474)         741,324          820,193
DWS VIP Alternative Asset Allocation Plus Class A          14,454         2,959          17,413          (66,459)         (39,780)
DWS VIP Equity 500 Index Class A                          871,797            --         871,797         (684,077)         562,715
DWS VIP Small Cap Index Class A                            69,907            --          69,907         (339,197)        (263,029)
Fidelity VIP Asset Manager Initial Class                    2,109         3,855           5,964          (38,795)         (22,958)
Fidelity VIP Contrafund Service Class                     (43,009)           --         (43,009)      (1,068,177)      (1,046,518)
Fidelity VIP Equity-Income Initial Class                 (129,987)           --        (129,987)          41,830          (43,704)
Fidelity VIP Equity-Income Service Class                  (40,018)           --         (40,018)          26,115           14,794
Fidelity VIP Growth Service Class                         141,410        25,809         167,219         (196,672)         (68,109)
Fidelity VIP Growth Opportunities Service Class            28,969            --          28,969           (4,198)          16,763
Fidelity VIP High Income Service Class                     15,759            --          15,759          (59,876)          72,612
Fidelity VIP Investment Grade Bond Initial Class           25,284        87,484         112,768           17,251          208,904
Fidelity VIP Mid Cap Service Class                         71,358         6,973          78,331         (528,641)        (467,891)
Fidelity VIP Overseas Service Class                       (32,948)        6,181         (26,767)        (651,764)        (656,316)
FTVIPT Franklin Income Securities Class 1                  42,030            --          42,030          (95,594)         110,082
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                140,106            --         140,106         (340,399)        (234,210)
FTVIPT Mutual Shares Securities Class 1                    (8,465)           --          (8,465)         (70,428)         (33,517)
FTVIPT Templeton Foreign Securities Class 1               (20,970)           --         (20,970)        (365,059)        (349,098)
FTVIPT Templeton Foreign Securities Class 2               (18,539)           --         (18,539)        (516,771)        (496,371)
FTVIPT Templeton Global Bond Securities Class 1           140,832        39,945         180,777         (625,423)        (133,116)
FTVIPT Templeton Growth Securities Class 1                (81,493)           --         (81,493)        (169,828)        (223,119)
FTVIPT Templeton Growth Securities Class 2                (12,881)           --         (12,881)        (113,473)        (115,692)
Invesco V.I. Capital Appreciation Series I               (133,398)           --        (133,398)        (580,562)        (775,679)
Invesco V.I. Core Equity Series I                         192,051            --         192,051         (283,216)         (72,081)
Invesco V.I. Diversified Income Series I                  (32,403)           --         (32,403)          43,372           39,724
Invesco V.I. International Growth Series I                 71,929            --          71,929         (565,753)        (449,939)
Janus Aspen Series Balanced Institutional Class           238,453       519,494         757,947         (802,849)         116,544
Janus Aspen Series Balanced Service Class                  12,593       102,433         115,026         (139,303)           4,489
Janus Aspen Series Enterprise Service Class                68,850            --          68,850          (97,001)         (42,220)
Janus Aspen Series Global Technology Service Class         69,733            --          69,733         (337,820)        (292,411)
Janus Aspen Series Worldwide Institutional Class           22,439            --          22,439       (1,034,676)      (1,027,850)
Janus Aspen Series Worldwide Service Class                  3,389            --           3,389         (252,400)        (253,991)
LVIP Baron Growth Opportunities Standard Class              1,688            --           1,688           (2,901)          (2,145)
LVIP Baron Growth Opportunities Service Class             380,385            --         380,385         (160,208)         186,098
LVIP BlackRock Inflation Protected Bond
   Standard Class                                         (24,338)       19,861          (4,477)          11,367           15,623
LVIP Capital Growth Standard Class                          3,909            --           3,909          (39,108)         (37,349)
LVIP Cohen & Steers Global Real Estate
   Standard Class                                          56,716            --          56,716         (197,553)        (150,507)
LVIP Columbia Value Opportunities Standard Class            8,021            --           8,021          (27,124)         (22,340)
LVIP Delaware Bond Standard Class                         485,684       974,194       1,459,878           52,969        2,697,471
LVIP Delaware Diversified Floating Rate
   Standard Class                                            (316)          739             423          (24,442)         (10,742)

See accompanying notes.

                                                                 MORTALITY
                                                     DIVIDENDS      AND
                                                        FROM      EXPENSE        NET
                                                     INVESTMENT  GUARANTEE    INVESTMENT
SUBACCOUNT                                             INCOME     CHARGES   INCOME (LOSS)
---------------------------------------------------  ----------  ---------  -------------
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                     $ 59,884   $ (19,511)   $  40,373
LVIP Delaware Growth and Income Standard Class           6,532      (3,347)       3,185
LVIP Delaware Social Awareness Standard Class            7,923      (5,807)       2,116
LVIP Delaware Special Opportunities Standard Class       1,721      (2,629)        (908)
LVIP Dimensional/Vanguard Total Bond Standard Class        207         (22)         185
LVIP Global Income Standard Class                      100,434      (3,624)      96,810
LVIP Janus Capital Appreciation Standard Class           6,310     (20,401)     (14,091)
LVIP JPMorgan High Yield Standard Class                 24,041        (901)      23,140
LVIP MFS International Growth Standard Class            27,167      (6,037)      21,130
LVIP MFS Value Standard Class                           54,162     (21,194)      32,968
LVIP Mid-Cap Value Standard Class                           --      (2,834)      (2,834)
LVIP Mondrian International Value Standard Class       225,801     (50,918)     174,883
LVIP Money Market Standard Class                        10,960    (238,044)    (227,084)
LVIP Protected Profile 2010 Standard Class               4,329      (3,661)         668
LVIP Protected Profile 2020 Standard Class               6,345      (5,881)         464
LVIP Protected Profile 2030 Standard Class               6,715      (6,786)         (71)
LVIP Protected Profile 2040 Standard Class               5,319      (6,629)      (1,310)
LVIP Protected Profile Conservative Standard Class      81,358     (25,647)      55,711
LVIP Protected Profile Growth Standard Class           293,890     (81,018)     212,872
LVIP Protected Profile Moderate Standard Class         302,291     (97,138)     205,153
LVIP SSgA Bond Index Standard Class                     31,107      (5,890)      25,217
LVIP SSgA Conservative Index Allocation
   Standard Class                                          171        (115)          56
LVIP SSgA Conservative Structured Allocation
   Standard Class                                            8         (29)         (21)
LVIP SSgA Developed International 150
   Standard Class                                        3,599        (902)       2,697
LVIP SSgA Emerging Markets 100 Standard Class           43,819     (13,347)      30,472
LVIP SSgA Global Tactical Allocation Standard Class     61,901     (26,445)      35,456
LVIP SSgA International Index Standard Class             8,195      (5,079)       3,116
LVIP SSgA Large Cap 100 Standard Class                   4,346      (1,709)       2,637
LVIP SSgA Moderate Index Allocation Standard Class       2,263      (1,424)         839
LVIP SSgA Moderate Structured Allocation
   Standard Class                                          672      (1,458)        (786)
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                           24         (56)         (32)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                               378        (221)         157
LVIP SSgA S&P 500 Index Standard Class                  43,922     (24,863)      19,059
LVIP SSgA Small-Cap Index Standard Class                 2,420      (3,929)      (1,509)
LVIP SSgA Small-Mid Cap 200 Standard Class               4,551      (1,068)       3,483
LVIP T. Rowe Price Growth Stock Standard Class              --      (4,161)      (4,161)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           --     (11,539)     (11,539)
LVIP Templeton Growth Standard Class                    13,698      (3,155)      10,543
LVIP Turner Mid-Cap Growth Standard Class                   --      (6,167)      (6,167)
LVIP Vanguard Domestic Equity ETF Standard Class            54         (17)          37
LVIP Vanguard International Equity ETF
   Standard Class                                           --        (101)        (101)
LVIP Wells Fargo Intrinsic Value Standard Class         26,879     (21,750)       5,129
M Business Opportunity Value                             2,110      (3,296)      (1,186)
M Capital Appreciation                                      --      (6,108)      (6,108)
M International Equity                                  47,443      (9,879)      37,564
M Large Cap Growth                                          --      (5,501)      (5,501)
MFS VIT Core Equity Initial Class                        8,322      (6,792)       1,530
MFS VIT Growth Initial Class                            12,775     (52,637)     (39,862)
MFS VIT Total Return Initial Class                     429,030    (126,599)     302,431
MFS VIT Utilities Initial Class                        395,160     (94,258)     300,902
NB AMT Mid-Cap Growth I Class                               --     (96,441)     (96,441)
NB AMT Partners I Class                                     --     (12,044)     (12,044)
NB AMT Regency I Class                                  17,506     (20,269)      (2,763)
PIMCO VIT Commodity Real Return Administrative
   Class                                               486,374     (19,999)     466,375
Putnam VT Global Health Care Class IB                    3,048      (3,112)         (64)
Putnam VT Growth & Income Class IB                       9,593      (6,192)       3,401

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       $  (2,654)     $     --       $ (2,654)       $(114,168)       $ (76,449)
LVIP Delaware Growth and Income Standard Class              1,314            --          1,314           (7,635)          (3,136)
LVIP Delaware Social Awareness Standard Class               5,743            --          5,743          (20,481)         (12,622)
LVIP Delaware Special Opportunities Standard Class         75,665        39,958        115,623          (98,894)          15,821
LVIP Dimensional/Vanguard Total Bond Standard Class            19            --             19              826            1,030
LVIP Global Income Standard Class                           2,536         3,145          5,681         (189,214)         (86,723)
LVIP Janus Capital Appreciation Standard Class             17,126            --         17,126         (193,959)        (190,924)
LVIP JPMorgan High Yield Standard Class                     2,072            --          2,072          (25,309)             (97)
LVIP MFS International Growth Standard Class               (3,506)           --         (3,506)        (118,482)        (100,858)
LVIP MFS Value Standard Class                              72,117            --         72,117         (125,611)         (20,526)
LVIP Mid-Cap Value Standard Class                          14,871            --         14,871          (59,765)         (47,728)
LVIP Mondrian International Value Standard Class          (83,295)           --        (83,295)        (423,927)        (332,339)
LVIP Money Market Standard Class                               --            42             42               --         (227,042)
LVIP Protected Profile 2010 Standard Class                  4,393            --          4,393           (1,756)           3,305
LVIP Protected Profile 2020 Standard Class                  4,956            --          4,956           (9,264)          (3,844)
LVIP Protected Profile 2030 Standard Class                 78,794            --         78,794          (71,930)           6,793
LVIP Protected Profile 2040 Standard Class                 14,043            --         14,043          (32,145)         (19,412)
LVIP Protected Profile Conservative Standard Class         15,564            --         15,564           30,473          101,748
LVIP Protected Profile Growth Standard Class               30,786            --         30,786         (324,606)         (80,948)
LVIP Protected Profile Moderate Standard Class            111,012            --        111,012         (339,805)         (23,640)
LVIP SSgA Bond Index Standard Class                        21,952           178         22,130           13,999           61,346
LVIP SSgA Conservative Index Allocation
   Standard Class                                              29            --             29              546              631
LVIP SSgA Conservative Structured Allocation
   Standard Class                                           1,058             1          1,059               25            1,063
LVIP SSgA Developed International 150
   Standard Class                                            (710)           --           (710)         (22,862)         (20,875)
LVIP SSgA Emerging Markets 100 Standard Class             112,676       147,071        259,747         (665,868)        (375,649)
LVIP SSgA Global Tactical Allocation Standard Class        (2,143)           --         (2,143)         (51,034)         (17,721)
LVIP SSgA International Index Standard Class              (49,038)           --        (49,038)        (164,534)        (210,456)
LVIP SSgA Large Cap 100 Standard Class                      1,365            --          1,365           (9,429)          (5,427)
LVIP SSgA Moderate Index Allocation Standard Class             58             8             66           (7,645)          (6,740)
LVIP SSgA Moderate Structured Allocation
   Standard Class                                             531           166            697           (2,488)          (2,577)
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                            (254)           --           (254)             717              431
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                2,682            96          2,778              218            3,153
LVIP SSgA S&P 500 Index Standard Class                    142,714            --        142,714         (210,327)         (48,554)
LVIP SSgA Small-Cap Index Standard Class                   18,276            --         18,276          (45,381)         (28,614)
LVIP SSgA Small-Mid Cap 200 Standard Class                  4,518            --          4,518          (12,449)          (4,448)
LVIP T. Rowe Price Growth Stock Standard Class             30,371            --         30,371          (37,712)         (11,502)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         134,024            --        134,024         (179,606)         (57,121)
LVIP Templeton Growth Standard Class                        6,342            --          6,342          (48,469)         (31,584)
LVIP Turner Mid-Cap Growth Standard Class                  86,362            --         86,362         (141,255)         (61,060)
LVIP Vanguard Domestic Equity ETF Standard Class             (236)           --           (236)            (254)            (453)
LVIP Vanguard International Equity ETF
   Standard Class                                              (4)           --             (4)          (4,247)          (4,352)
LVIP Wells Fargo Intrinsic Value Standard Class           (17,762)           --        (17,762)         (66,941)         (79,574)
M Business Opportunity Value                               11,476            --         11,476          (33,586)         (23,296)
M Capital Appreciation                                     27,769       102,964        130,733         (193,333)         (68,708)
M International Equity                                    (23,296)           --        (23,296)        (213,603)        (199,335)
M Large Cap Growth                                         10,377            --         10,377          (17,138)         (12,262)
MFS VIT Core Equity Initial Class                          11,359            --         11,359          (29,283)         (16,394)
MFS VIT Growth Initial Class                              309,113            --        309,113         (314,742)         (45,491)
MFS VIT Total Return Initial Class                         64,179            --         64,179         (195,591)         171,019
MFS VIT Utilities Initial Class                           251,919            --        251,919          198,780          751,601
NB AMT Mid-Cap Growth I Class                             565,339            --        565,339         (478,296)          (9,398)
NB AMT Partners I Class                                   (50,185)           --        (50,185)        (122,647)        (184,876)
NB AMT Regency I Class                                     80,986            --         80,986         (263,617)        (185,394)
PIMCO VIT Commodity Real Return Administrative
   Class                                                   (2,366)           --         (2,366)        (780,054)        (316,045)
Putnam VT Global Health Care Class IB                          61         9,796          9,857          (20,381)         (10,588)
Putnam VT Growth & Income Class IB                         (5,959)           --         (5,959)         (40,831)         (43,389)

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011


                                                   ABVPSF
                                                   GLOBAL      ABVPSF        ABVPSF       ABVPSF
                                                  THEMATIC   GROWTH AND  INTERNATIONAL  LARGE CAP
                                                   GROWTH      INCOME        VALUE        GROWTH
                                                  CLASS A      CLASS A      CLASS A      CLASS A
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 ----------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,132,123  $5,978,122    $2,467,722   $1,711,960
Changes From Operations:
   - Net investment income (loss)                    16,643     (45,093)       65,930       (4,430)
   - Net realized gain (loss) on investments         13,073    (312,630)     (216,794)      (1,245)
   - Net change in unrealized appreciation or
     depreciation on investments                    156,949   1,102,010       248,941      122,446
                                                 ----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  186,665     744,287        98,077      116,771
Changes From Unit Transactions:
   - Contract purchases                             123,791     391,248       266,290       91,935
   - Contract withdrawals                           (79,752)   (343,742)     (164,146)    (168,893)
   - Contract transfers                            (111,015)    (83,237)       29,101     (141,764)
                                                 ----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (66,976)    (35,731)      131,245     (218,722)
                                                 ----------  ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             119,689     708,556       229,322     (101,951)
                                                 ----------  ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                   1,251,812   6,686,678     2,697,044    1,610,009
Changes From Operations:
   - Net investment income (loss)                    (1,649)     41,704        91,913       (7,814)
   - Net realized gain (loss) on investments         29,480    (162,174)     (167,310)      11,024
   - Net change in unrealized appreciation or
     depreciation on investments                   (316,485)    469,321      (452,324)     (75,153)
                                                 ----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (288,654)    348,851      (527,721)     (71,943)
Changes From Unit Transactions:
   - Contract purchases                              60,155     481,842       307,426       95,887
   - Contract withdrawals                           (92,942)   (360,638)     (196,501)     (74,521)
   - Contract transfers                              30,214    (518,817)       (1,707)      55,546
                                                 ----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (2,573)   (397,613)      109,218       76,912
                                                 ----------  ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (291,227)    (48,762)     (418,503)       4,969
                                                 ----------  ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                  $  960,585  $6,637,916    $2,278,541   $1,614,978
                                                 ==========  ==========    ==========   ==========

                                                                                          AMERICAN
                                                               AMERICAN     AMERICAN       FUNDS
                                                   ABVPSF      CENTURY       FUNDS         GLOBAL        AMERICAN
                                                 SMALL/MID   VP INFLATION    GLOBAL        SMALL          FUNDS
                                                 CAP VALUE    PROTECTION     GROWTH    CAPITALIZATION     GROWTH
                                                  CLASS A      CLASS I      CLASS 2       CLASS 2        CLASS 2
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ----------  ------------  ----------  --------------  -----------
NET ASSETS AT JANUARY 1, 2010                    $7,273,798    $6,926,584  $7,959,247    $10,544,084   $45,351,542
Changes From Operations:
   - Net investment income (loss)                   (23,072)       90,773      70,655        105,942       (10,632)
   - Net realized gain (loss) on investments        (39,894)       68,619     (25,436)       (39,146)     (327,897)
   - Net change in unrealized appreciation or
     depreciation on investments                  1,887,134       199,252     907,663      1,995,164     7,812,286
                                                 ----------    ----------  ----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                1,824,168       358,644     952,882      2,061,960     7,473,757
Changes From Unit Transactions:
   - Contract purchases                             513,678       667,007     673,689        788,908     3,424,178
   - Contract withdrawals                          (520,748)     (542,560)   (433,137)      (705,623)   (3,713,052)
   - Contract transfers                             (80,309)      927,489       4,282     (1,036,464)   (4,065,978)
                                                 ----------    ----------  ----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (87,379)    1,051,936     244,834       (953,179)   (4,354,852)
                                                 ----------    ----------  ----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,736,789     1,410,580   1,197,716      1,108,781     3,118,905
                                                 ----------    ----------  ----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                   9,010,587     8,337,164   9,156,963     11,652,865    48,470,447
Changes From Operations:
   - Net investment income (loss)                   (18,930)      323,279      63,063         65,120       (58,904)
   - Net realized gain (loss) on investments         49,468       210,294      57,618        114,533       583,703
   - Net change in unrealized appreciation or
     depreciation on investments                   (877,341)      443,190    (986,586)    (2,369,260)   (2,719,894)
                                                 ----------    ----------  ----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (846,803)      976,763    (865,905)    (2,189,607)   (2,195,095)
Changes From Unit Transactions:
   - Contract purchases                             493,694       728,199     629,020        625,178     3,086,352
   - Contract withdrawals                          (585,925)     (525,379)   (711,924)      (615,767)   (3,433,862)
   - Contract transfers                              81,032       216,275     208,052       (487,433)   (2,499,849)
                                                 ----------    ----------  ----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (11,199)      419,095     125,148       (478,022)   (2,847,359)
                                                 ----------    ----------  ----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (858,002)    1,395,858    (740,757)    (2,667,629)   (5,042,454)
                                                 ----------    ----------  ----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                  $8,152,585    $9,733,022  $8,416,206    $ 8,985,236   $43,427,993
                                                 ==========    ==========  ==========    ===========   ===========

                                                                                                 DELAWARE
                                                                                                    VIP
                                                   AMERICAN       AMERICAN        BLACKROCK     DIVERSIFIED
                                                     FUNDS          FUNDS          GLOBAL         INCOME
                                                 GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.   STANDARD
                                                    CLASS 2        CLASS 2         CLASS I         CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  ---------------  ----------
NET ASSETS AT JANUARY 1, 2010                      $34,613,071    $21,013,254    $ 2,784,174    $10,815,141
Changes From Operations:
   - Net investment income (loss)                      255,149        276,844         27,613        477,024
   - Net realized gain (loss) on investments          (241,543)      (201,222)        10,108        286,204
   - Net change in unrealized appreciation or
     depreciation on investments                     3,531,948      1,317,083        296,240         83,783
                                                   -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,545,554      1,392,705        333,961        847,011
Changes From Unit Transactions:
   - Contract purchases                              2,824,955      1,868,880        307,647        819,588
   - Contract withdrawals                           (2,690,460)    (1,742,764)      (222,008)      (805,125)
   - Contract transfers                             (1,769,062)      (680,013)     3,064,670      1,023,483
                                                   -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,634,567)      (553,897)     3,150,309      1,037,946
                                                   -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,910,987        838,808      3,484,270      1,884,957
                                                   -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     36,524,058     21,852,062      6,268,444     12,700,098
Changes From Operations:
   - Net investment income (loss)                      295,211        234,012        147,669        422,036
   - Net realized gain (loss) on investments           150,096         55,932        187,510        711,163
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,332,862)    (3,534,990)      (734,129)      (417,256)
                                                   -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (887,555)    (3,245,046)      (398,950)       715,943
Changes From Unit Transactions:
   - Contract purchases                              2,417,531      1,939,253      1,167,900      1,565,506
   - Contract withdrawals                           (2,843,700)    (1,413,807)    (1,621,492)      (805,996)
   - Contract transfers                               (982,719)       314,822      2,358,325        151,663
                                                   -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,408,888)       840,268      1,904,733        911,173
                                                   -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,296,443)    (2,404,778)     1,505,783      1,627,116
                                                   -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $34,227,615    $19,447,284    $ 7,774,227    $14,327,214
                                                   ===========    ===========    ===========    ===========

See accompanying notes.

                                                                             DELAWARE
                                                   DELAWARE                    VIP
                                                      VIP       DELAWARE   LIMITED-TERM
                                                   EMERGING       VIP      DIVERSIFIED     DELAWARE
                                                    MARKETS    HIGH YIELD     INCOME       VIP REIT
                                                   STANDARD     STANDARD     STANDARD      STANDARD
                                                     CLASS       CLASS        CLASS         CLASS
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 -----------  -----------  -----------   -----------
NET ASSETS AT JANUARY 1, 2010                    $15,398,263  $11,609,371    $1,234,074  $ 7,718,344
Changes From Operations:
   - Net investment income (loss)                      8,263      880,916        27,510      200,253
   - Net realized gain (loss) on investments         198,191      340,853        25,139     (591,942)
   - Net change in unrealized appreciation or
     depreciation on investments                   2,605,264      378,467         5,642    2,501,254
                                                 -----------  -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,811,718    1,600,236        58,291    2,109,565
Changes From Unit Transactions:
   - Contract purchases                            1,134,282      816,604        92,922      529,394
   - Contract withdrawals                           (866,370)    (807,968)      (60,638)    (607,580)
   - Contract transfers                            1,723,985      186,251       727,032      929,097
                                                 -----------  -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,991,897      194,887       759,316      850,911
                                                 -----------  -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,803,615    1,795,123       817,607    2,960,476
                                                 -----------  -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                   20,201,878   13,404,494     2,051,681   10,678,820
Changes From Operations:
   - Net investment income (loss)                    226,499    1,122,581        31,137      100,079
   - Net realized gain (loss) on investments         204,741      136,224        46,704     (101,739)
   - Net change in unrealized appreciation or
     depreciation on investments                  (4,605,778)  (1,116,684)      (21,268)     933,227
                                                 -----------  -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (4,174,538)     142,121        56,573      931,567
Changes From Unit Transactions:
   - Contract purchases                            1,158,931      784,405       281,665      479,072
   - Contract withdrawals                         (1,303,339)    (649,618)     (111,464)    (562,895)
   - Contract transfers                              (53,680)    (779,706)      324,138   (2,298,967)
                                                 -----------  -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (198,088)    (644,919)      494,339   (2,382,790)
                                                 -----------  -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (4,372,626)    (502,798)      550,912   (1,451,223)
                                                 -----------  -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $15,829,252  $12,901,696    $2,602,593  $ 9,227,597
                                                 ===========  ===========    ==========  ===========

                                                   DELAWARE     DELAWARE
                                                     VIP           VIP       DELAWARE     DELAWARE    DELAWARE
                                                  SMALL CAP     SMID CAP       VIP        VIP U.S.      VIP
                                                    VALUE        GROWTH       TREND        GROWTH      VALUE
                                                   STANDARD     STANDARD     STANDARD     STANDARD    STANDARD
                                                    CLASS         CLASS       CLASS         CLASS      CLASS
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                 -----------  -----------  ------------  ----------  -----------
NET ASSETS AT JANUARY 1, 2010                    $18,486,940  $        --  $ 11,293,544  $  974,637  $ 8,881,372
Changes From Operations:
   - Net investment income (loss)                    (23,270)     (22,156)      (64,841)     (6,593)     161,473
   - Net realized gain (loss) on investments         350,598       25,163     1,686,616       3,848     (524,848)
   - Net change in unrealized appreciation or
     depreciation on investments                   4,861,812    1,536,292       323,734     123,662    1,541,840
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 5,189,140    1,539,299     1,945,509     120,917    1,178,465
Changes From Unit Transactions:
   - Contract purchases                              918,415       95,584       567,222     161,907      533,800
   - Contract withdrawals                         (2,542,612)    (256,774)   (1,676,019)    (59,850)    (488,736)
   - Contract transfers                           (1,178,526)  11,501,969   (12,130,256)    (79,204)  (1,091,109)
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (2,802,723)  11,340,779   (13,239,053)     22,853   (1,046,045)
                                                 -----------  -----------  ------------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,386,417   12,880,078   (11,293,544)    143,770      132,420
                                                 -----------  -----------  ------------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                   20,873,357   12,880,078            --   1,118,407    9,013,792
Changes From Operations:
   - Net investment income (loss)                    (50,670)      24,004            --      (5,532)     115,343
   - Net realized gain (loss) on investments         639,443      910,482            --      37,416      (36,474)
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,067,890)      22,501            --      56,733      741,324
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (479,117)     956,987            --      88,617      820,193
Changes From Unit Transactions:
   - Contract purchases                              863,758      647,892            --     158,043      443,384
   - Contract withdrawals                         (1,926,897)  (1,361,067)           --     (61,866)    (669,642)
   - Contract transfers                              180,222     (728,612)           --      83,274    1,038,072
                                                 -----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (882,917)  (1,441,787)           --     179,451      811,814
                                                 -----------  -----------  ------------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,362,034)    (484,800)           --     268,068    1,632,007
                                                 -----------  -----------  ------------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $19,511,323  $12,395,278  $         --  $1,386,475  $10,645,799
                                                 ===========  ===========  ============  ==========  ===========

                                                    DWS VIP                             FIDELITY VIP
                                                  ALTERNATIVE    DWS VIP     DWS VIP       ASSET
                                                     ASSET      EQUITY 500  SMALL CAP     MANAGER
                                                  ALLOCATION      INDEX       INDEX       INITIAL
                                                 PLUS CLASS A    CLASS A     CLASS A       CLASS
                                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                 ------------  -----------  ----------  -----------
NET ASSETS AT JANUARY 1, 2010                      $  99,871   $36,735,571  $5,498,178     $ 820,904
Changes From Operations:
   - Net investment income (loss)                      3,177       420,918       9,219         7,748
   - Net realized gain (loss) on investments           6,234      (124,524)    (70,660)       (6,085)
   - Net change in unrealized appreciation or
     depreciation on investments                      71,543     4,577,127   1,365,966       103,893
                                                   ---------   -----------  ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    80,954     4,873,521   1,304,525       105,556
Changes From Unit Transactions:
   - Contract purchases                               42,561     2,215,237     388,853        47,171
   - Contract withdrawals                            (23,739)   (3,872,790)   (731,956)     (129,261)
   - Contract transfers                              772,148     1,140,701    (411,947)       37,620
                                                   ---------   -----------  ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            790,970      (516,852)   (755,050)      (44,470)
                                                   ---------   -----------  ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              871,924     4,356,669     549,475        61,086
                                                   ---------   -----------  ----------     ---------
NET ASSETS AT DECEMBER 31, 2010                      971,795    41,092,240   6,047,653       881,990
Changes From Operations:
   - Net investment income (loss)                      9,266       374,995       6,261         9,873
   - Net realized gain (loss) on investments          17,413       871,797      69,907         5,964
   - Net change in unrealized appreciation or
     depreciation on investments                     (66,459)     (684,077)   (339,197)      (38,795)
                                                   ---------   -----------  ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (39,780)      562,715    (263,029)      (22,958)
Changes From Unit Transactions:
   - Contract purchases                               77,815     2,340,588     304,567        34,352
   - Contract withdrawals                            (43,341)   (2,726,394)   (362,713)     (264,210)
   - Contract transfers                             (167,723)   (3,719,764)   (538,556)      142,174
                                                   ---------   -----------  ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (133,249)   (4,105,570)   (596,702)      (87,684)
                                                   ---------   -----------  ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (173,029)   (3,542,855)   (859,731)     (110,642)
                                                   ---------   -----------  ----------     ---------
NET ASSETS AT DECEMBER 31, 2011                    $ 798,766   $37,549,385  $5,187,922     $ 771,348
                                                   =========   ===========  ==========     =========

See accompanying notes.

                                                  FIDELITY VIP
                                                   CONTRAFUND    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                    SERVICE     EQUITY-INCOME  EQUITY-INCOME      GROWTH
                                                     CLASS      INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $26,715,676    $2,576,799     $1,801,942     $6,081,101
Changes From Operations:
   - Net investment income (loss)                      104,982        28,030         17,071        (38,628)
   - Net realized gain (loss) on investments          (631,795)      (55,308)       (68,581)        20,305
   - Net change in unrealized appreciation or
     depreciation on investments                     4,817,996       391,121        301,708      1,402,453
                                                   -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,291,183       363,843        250,198      1,384,130
Changes From Unit Transactions:
   - Contract purchases                              1,873,721       153,991        153,075        631,721
   - Contract withdrawals                           (1,882,847)     (164,567)      (148,042)      (357,816)
   - Contract transfers                               (508,148)      (47,923)      (127,663)      (568,641)
                                                   -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (517,274)      (58,499)      (122,630)      (294,736)
                                                   -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,773,909       305,344        127,568      1,089,394
                                                   -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     30,489,585     2,882,143      1,929,510      7,170,495
Changes From Operations:
   - Net investment income (loss)                       64,668        44,453         28,697        (38,656)
   - Net realized gain (loss) on investments           (43,009)     (129,987)       (40,018)       167,219
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,068,177)       41,830         26,115       (196,672)
                                                   -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,046,518)      (43,704)        14,794        (68,109)
Changes From Unit Transactions:
   - Contract purchases                              1,945,670       137,101        110,472        459,223
   - Contract withdrawals                           (2,132,747)     (665,374)      (321,048)      (400,384)
   - Contract transfers                                644,876       228,563         (1,141)       245,908
                                                   -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              457,799      (299,710)      (211,717)       304,747
                                                   -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (588,719)     (343,414)      (196,923)       236,638
                                                   -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                    $29,900,866    $2,538,729     $1,732,587     $7,407,133
                                                   ===========    ==========     ==========     ==========


                                                   FIDELITY VIP                  FIDELITY VIP
                                                     GROWTH       FIDELITY VIP    INVESTMENT    FIDELITY VIP   FIDELITY VIP
                                                  OPPORTUNITIES   HIGH INCOME     GRADE BOND      MID CAP        OVERSEAS
                                                  SERVICE CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $1,091,048     $1,998,122     $2,913,582     $3,604,521     $3,888,367
Changes From Operations:
   - Net investment income (loss)                       (7,030)       148,896         97,185        (12,344)        17,005
   - Net realized gain (loss) on investments              (207)        (3,524)        98,970         17,758       (263,272)
   - Net change in unrealized appreciation or
     depreciation on investments                       214,062        103,984         44,151        886,938        599,101
                                                    ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     206,825        249,356        240,306        892,352        352,834
Changes From Unit Transactions:
   - Contract purchases                                 97,019         69,045        185,705        381,201        225,630
   - Contract withdrawals                             (103,219)      (135,661)      (257,176)      (286,573)      (184,886)
   - Contract transfers                               (247,669)        45,681        473,327       (672,904)      (885,227)
                                                    ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (253,869)       (20,935)       401,856       (578,276)      (844,483)
                                                    ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (47,044)       228,421        642,162        314,076       (491,649)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                      1,044,004      2,226,543      3,555,744      3,918,597      3,396,718
Changes From Operations:
   - Net investment income (loss)                       (8,008)       116,729         78,885        (17,581)        22,215
   - Net realized gain (loss) on investments            28,969         15,759        112,768         78,331        (26,767)
   - Net change in unrealized appreciation or
     depreciation on investments                        (4,198)       (59,876)        17,251       (528,641)      (651,764)
                                                    ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      16,763         72,612        208,904       (467,891)      (656,316)
Changes From Unit Transactions:
   - Contract purchases                                 89,120         91,675        266,100        370,872        279,416
   - Contract withdrawals                             (111,849)      (146,176)      (399,356)      (234,917)      (159,102)
   - Contract transfers                                (13,193)      (305,770)      (354,021)       111,130        224,483
                                                    ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (35,922)      (360,271)      (487,277)       247,085        344,797
                                                    ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (19,159)      (287,659)      (278,373)      (220,806)      (311,519)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $1,024,845     $1,938,884     $3,277,371     $3,697,791     $3,085,199
                                                    ==========     ==========     ==========     ==========     ==========

                                                                 FTVIPT
                                                    FTVIPT       FRANKLIN                      FTVIPT
                                                   FRANKLIN   SMALL-MID CAP      FTVIPT      TEMPLETON
                                                    INCOME        GROWTH     MUTUAL SHARES    FOREIGN
                                                  SECURITIES    SECURITIES     SECURITIES    SECURITIES
                                                   CLASS 1       CLASS 1        CLASS 1       CLASS 1
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                     $2,770,581    $3,877,250     $2,032,106   $ 4,562,074
Changes From Operations:
   - Net investment income (loss)                    179,086       (30,625)        19,923        37,612
   - Net realized gain (loss) on investments          16,683        28,350       (117,363)     (426,697)
   - Net change in unrealized appreciation or
     depreciation on investments                     109,564     1,070,014        293,429       551,578
                                                  ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   305,333     1,067,739        195,989       162,493
Changes From Unit Transactions:
   - Contract purchases                              311,380       309,195        235,140       123,965
   - Contract withdrawals                           (204,701)     (225,105)      (122,728)   (1,220,011)
   - Contract transfers                             (249,102)      (78,691)      (310,788)      (67,403)
                                                  ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (142,423)        5,399       (198,376)   (1,163,449)
                                                  ----------    ----------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              162,910     1,073,138         (2,387)   (1,000,956)
                                                  ----------    ----------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                    2,933,491     4,950,388      2,029,719     3,561,118
Changes From Operations:
   - Net investment income (loss)                    163,646       (33,917)        45,376        36,931
   - Net realized gain (loss) on investments          42,030       140,106         (8,465)      (20,970)
   - Net change in unrealized appreciation or
     depreciation on investments                     (95,594)     (340,399)       (70,428)     (365,059)
                                                  ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   110,082      (234,210)       (33,517)     (349,098)
Changes From Unit Transactions:
   - Contract purchases                              459,013       317,710        259,357       127,906
   - Contract withdrawals                           (200,507)     (379,384)      (191,508)     (506,242)
   - Contract transfers                            1,050,211      (169,442)       215,665       (47,080)
                                                  ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,308,717      (231,116)       283,514      (425,416)
                                                  ----------    ----------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,418,799      (465,326)       249,997      (774,514)
                                                  ----------    ----------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $4,352,290    $4,485,062     $2,279,716   $ 2,786,604
                                                  ==========    ==========     ==========   ===========


See accompanying notes.

                                                    FTVIPT       FTVIPT        FTVIPT      FTVIPT
                                                  TEMPLETON    TEMPLETON     TEMPLETON    TEMPLETON
                                                    FOREIGN   GLOBAL ASSET  GLOBAL BOND    GROWTH
                                                  SECURITIES   ALLOCATION   SECURITIES   SECURITIES
                                                    CLASS 2      CLASS 1      CLASS 1      CLASS 1
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                                  ----------  ------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                     $4,395,090   $ 1,825,278   $4,025,744  $3,394,660
Changes From Operations:
   - Net investment income (loss)                     44,021        (2,429)      43,218      28,512
   - Net realized gain (loss) on investments         (61,380)     (774,946)     101,654     (73,482)
   - Net change in unrealized appreciation or
     depreciation on investments                     296,866       836,090      555,872     277,101
                                                  ----------   -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   279,507        58,715      700,744     232,131
Changes From Unit Transactions:
   - Contract purchases                              236,210        24,191      573,754     174,267
   - Contract withdrawals                           (325,158)      (20,724)    (277,664)   (330,261)
   - Contract transfers                             (220,973)   (1,887,460)   1,473,135      48,771
                                                  ----------   -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (309,921)   (1,883,993)   1,769,225    (107,223)
                                                  ----------   -----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (30,414)   (1,825,278)   2,469,969     124,908
                                                  ----------   -----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                    4,364,676            --    6,495,713   3,519,568
Changes From Operations:
   - Net investment income (loss)                     38,939            --      311,530      28,202
   - Net realized gain (loss) on investments         (18,539)           --      180,777     (81,493)
   - Net change in unrealized appreciation or
    depreciation on investments                     (516,771)           --     (625,423)   (169,828)
                                                  ----------   -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (496,371)           --     (133,116)   (223,119)
Changes From Unit Transactions:
   - Contract purchases                              233,427            --      738,820     174,294
   - Contract withdrawals                           (315,484)           --     (325,360)   (338,096)
   - Contract transfers                              (20,104)           --      794,588     (59,789)
                                                  ----------   -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (102,161)           --    1,208,048    (223,591)
                                                  ----------   -----------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (598,532)           --    1,074,932    (446,710)
                                                  ----------   -----------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2011                   $3,766,144   $        --   $7,570,645  $3,072,858
                                                  ==========   ===========   ==========  ==========

                                                    FTVIPT
                                                   TEMPLETON   INVESCO V.I.  INVESCO V.I.  INVESCO V.I.   INVESCO V.I.
                                                    GROWTH       CAPITAL         CORE       DIVERSIFIED  INTERNATIONAL
                                                  SECURITIES   APPRECIATION     EQUITY        INCOME         GROWTH
                                                    CLASS 2      SERIES I      SERIES I      SERIES I       SERIES I
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ----------  -------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $1,900,965   $10,229,855    $12,781,040    $ 581,378     $5,738,791
Changes From Operations:
   - Net investment income (loss)                     10,510        (5,127)        18,758       29,600         88,115
   - Net realized gain (loss) on investments         (20,339)     (359,558)        79,066      (19,081)        85,764
   - Net change in unrealized appreciation or
     depreciation on investments                     127,026     1,755,856        915,987       41,240        485,224
                                                  ----------   -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   117,197     1,391,171      1,013,811       51,759        659,103
Changes From Unit Transactions:
   - Contract purchases                               96,948       743,603        752,413       49,795        236,548
   - Contract withdrawals                           (178,395)   (1,489,401)    (1,436,656)     (96,945)      (368,589)
   - Contract transfers                              (22,895)     (655,177)      (834,428)      93,509       (158,588)
                                                  ----------   -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (104,342)   (1,400,975)    (1,518,671)      46,359       (290,629)
                                                  ----------   -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               12,855        (9,804)      (504,860)      98,118        368,474
                                                  ----------   -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2010                    1,913,820    10,220,051     12,276,180      679,496      6,107,265
Changes From Operations:
   - Net investment income (loss)                     10,662       (61,719)        19,084       28,755         43,885
   - Net realized gain (loss) on investments         (12,881)     (133,398)       192,051      (32,403)        71,929
   - Net change in unrealized appreciation or
    depreciation on investments                     (113,473)     (580,562)      (283,216)      43,372       (565,753)
                                                  ----------   -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (115,692)     (775,679)       (72,081)      39,724       (449,939)
Changes From Unit Transactions:
   - Contract purchases                               83,148       702,786        696,035       57,271        233,591
   - Contract withdrawals                           (392,688)   (1,270,442)    (1,498,981)    (204,443)      (283,977)
   - Contract transfers                             (178,088)     (757,424)      (216,204)      (2,461)       (92,237)
                                                  ----------   -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (487,628)   (1,325,080)    (1,019,150)    (149,633)      (142,623)
                                                  ----------   -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (603,320)   (2,100,759)    (1,091,231)    (109,909)      (592,562)
                                                  ----------   -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $1,310,500   $ 8,119,292    $11,184,949    $ 569,587     $5,514,703
                                                  ==========   ===========    ===========    =========     ==========

                                                   JANUS ASPEN
                                                      SERIES      JANUS ASPEN    JANUS ASPEN    JANUS ASPEN
                                                     BALANCED        SERIES         SERIES     SERIES GLOBAL
                                                  INSTITUTIONAL     BALANCED     ENTERPRISE     TECHNOLOGY
                                                       CLASS     SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 9,815,849     $1,671,232     $2,006,397    $2,634,988
Changes From Operations:
   - Net investment income (loss)                      203,649         31,886        (14,084)      (21,547)
   - Net realized gain (loss) on investments            80,726         21,693         74,596        48,751
   - Net change in unrealized appreciation or
     depreciation on investments                       451,163         60,361        324,679       570,754
                                                   -----------     ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     735,538        113,940        385,191       597,958
Changes From Unit Transactions:
   - Contract purchases                                616,705         59,604         88,185       192,654
   - Contract withdrawals                             (811,193)      (112,387)      (150,133)     (136,148)
   - Contract transfers                                210,954         44,379       (525,908)     (147,937)
                                                   -----------     ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               16,466         (8,404)      (587,856)      (91,431)
                                                   -----------     ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                752,004        105,536       (202,665)      506,527
                                                   -----------     ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                     10,567,853      1,776,768      1,803,732     3,141,515
Changes From Operations:
   - Net investment income (loss)                      161,446         28,766        (14,069)      (24,324)
   - Net realized gain (loss) on investments           757,947        115,026         68,850        69,733
   - Net change in unrealized appreciation or
    depreciation on investments                       (802,849)      (139,303)       (97,001)     (337,820)
                                                   -----------     ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     116,544          4,489        (42,220)     (292,411)
Changes From Unit Transactions:
   - Contract purchases                                566,346         97,829         94,546       178,699
   - Contract withdrawals                             (861,717)      (113,126)      (248,605)     (110,069)
   - Contract transfers                               (796,675)       291,379        (36,597)     (150,811)
                                                   -----------     ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,092,046)       276,082       (190,656)      (82,181)
                                                   -----------     ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (975,502)       280,571       (232,876)     (374,592)
                                                   -----------     ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $ 9,592,351     $2,057,339     $1,570,856    $2,766,923
                                                   ===========     ==========     ==========    ==========

See accompanying notes.

                                                                                 LVIP
                                                  JANUS ASPEN   JANUS ASPEN      BARON
                                                    SERIES         SERIES       GROWTH          LVIP
                                                   WORLDWIDE     WORLDWIDE   OPPORTUNITIES  BARON GROWTH
                                                 INSTITUTIONAL    SERVICE      STANDARD     OPPORTUNITIES
                                                     CLASS         CLASS         CLASS      SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                 -------------  -----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 7,102,821   $1,408,024     $ 18,977       $4,332,524
Changes From Operations:
   - Net investment income (loss)                      (13,902)      (4,482)        (480)         (34,409)
   - Net realized gain (loss) on investments           (66,062)      10,643           45           41,313
   - Net change in unrealized appreciation or
     depreciation on investments                     1,098,847      198,055       17,372        1,026,643
                                                   -----------   ----------     --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,018,883      204,216       16,937        1,033,547
Changes From Unit Transactions:
   - Contract purchases                                498,595       64,840        2,410          288,539
   - Contract withdrawals                             (847,929)     (59,689)      (3,429)        (512,372)
   - Contract transfers                               (216,561)     (42,428)      53,204         (142,504)
                                                   -----------   ----------     --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (565,895)     (37,277)      52,185         (366,337)
                                                   -----------   ----------     --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                452,988      166,939       69,122          667,210
                                                   -----------   ----------     --------       ----------
NET ASSETS AT DECEMBER 31, 2010                      7,555,809    1,574,963       88,099        4,999,734
Changes From Operations:
   - Net investment income (loss)                      (15,613)      (4,980)        (932)         (34,079)
   - Net realized gain (loss) on investments            22,439        3,389        1,688          380,385
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,034,676)    (252,400)      (2,901)        (160,208)
                                                   -----------   ----------     --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,027,850)    (253,991)      (2,145)         186,098
Changes From Unit Transactions:
   - Contract purchases                                504,212      129,923       13,635          327,150
   - Contract withdrawals                             (475,482)     (68,563)      (3,767)        (445,849)
   - Contract transfers                               (380,156)      97,123       66,416         (834,893)
                                                   -----------   ----------     --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (351,426)     158,483       76,284         (953,592)
                                                   -----------   ----------     --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,379,276)     (95,508)      74,139         (767,494)
                                                   -----------   ----------     --------       ----------
NET ASSETS AT DECEMBER 31, 2011                    $ 6,176,533   $1,479,455     $162,238       $4,232,240
                                                   ===========   ==========     ========       ==========

                                                    LVIP                        LVIP
                                                  BLACKROCK                    COHEN &
                                                  INFLATION                    STEERS          LVIP
                                                  PROTECTED       LVIP         GLOBAL     COLUMBIA VALUE      LVIP
                                                     BOND    CAPITAL GROWTH  REAL ESTATE  OPPORTUNITIES   DELAWARE BOND
                                                   STANDARD      STANDARD      STANDARD       STANDARD       STANDARD
                                                    CLASS         CLASS         CLASS         CLASS           CLASS
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ----------  --------------  -----------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $     --      $ 34,503     $  892,414      $123,994      $36,519,370
Changes From Operations:
   - Net investment income (loss)                    (2,402)       (1,159)        (6,757)       (1,440)       1,101,074
   - Net realized gain (loss) on investments         73,867         2,686         13,499         4,612        1,300,874
   - Net change in unrealized appreciation or
     depreciation on investments                       (655)       56,895        213,570        59,117          487,827
                                                   --------      --------     ----------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   70,810        58,422        220,312        62,289        2,889,775
Changes From Unit Transactions:
   - Contract purchases                               7,493        28,498        189,910        17,915        2,785,836
   - Contract withdrawals                           (38,174)      (17,385)       (86,490)      (14,610)      (3,106,708)
   - Contract transfers                             (21,408)      229,982        344,301       189,188          715,994
                                                   --------      --------     ----------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (52,089)      241,095        447,721       192,493          395,122
                                                   --------      --------     ----------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              18,721       299,517        668,033       254,782        3,284,897
                                                   --------      --------     ----------      --------      -----------
NET ASSETS AT DECEMBER 31, 2010                      18,721       334,020      1,560,447       378,776       39,804,267
Changes From Operations:
   - Net investment income (loss)                     8,733        (2,150)        (9,670)       (3,237)       1,184,624
   - Net realized gain (loss) on investments         (4,477)        3,909         56,716         8,021        1,459,878
   - Net change in unrealized appreciation or
     depreciation on investments                     11,367       (39,108)      (197,553)      (27,124)          52,969
                                                   --------      --------     ----------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,623       (37,349)      (150,507)      (22,340)       2,697,471
Changes From Unit Transactions:
   - Contract purchases                             103,190        32,758        200,093        62,477        5,568,641
   - Contract withdrawals                           (21,967)      (31,587)      (163,503)      (33,824)      (3,426,359)
   - Contract transfers                             424,594       139,097         39,934       194,086          319,067
                                                   --------      --------     ----------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           505,817       140,268         76,524       222,739        2,461,349
                                                   --------      --------     ----------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             521,440       102,919        (73,983)      200,399        5,158,820
                                                   --------      --------     ----------      --------      -----------
NET ASSETS AT DECEMBER 31, 2011                    $540,161      $436,939     $1,486,464      $579,175      $44,963,087
                                                   ========      ========     ==========      ========      ===========

                                                                   LVIP
                                                      LVIP       DELAWARE      LVIP       LVIP
                                                    DELAWARE    FOUNDATION   DELAWARE   DELAWARE
                                                  DIVERSIFIED   AGGRESSIVE    GROWTH     SOCIAL
                                                 FLOATING RATE  ALLOCATION  AND INCOME  AWARENESS
                                                    STANDARD     STANDARD    STANDARD   STANDARD
                                                     CLASS         CLASS       CLASS      CLASS
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 -------------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                       $     --    $2,532,661    $360,955    $736,331
Changes From Operations:
   - Net investment income (loss)                      1,896        54,206       1,580        (839)
   - Net realized gain (loss) on investments             894       (19,622)     (8,055)    (10,655)
   - Net change in unrealized appreciation or
     depreciation on investments                       6,299       262,211      56,944      84,829
                                                    --------    ----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,089       296,795      50,469      73,335
Changes From Unit Transactions:
   - Contract purchases                                   --       148,397      45,853      35,363
   - Contract withdrawals                             (2,199)     (144,829)    (52,586)    (64,974)
   - Contract transfers                              478,836       (17,303)     46,412     (22,519)
                                                    --------    ----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            476,637       (13,735)     39,679     (52,130)
                                                    --------    ----------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              485,726       283,060      90,148      21,205
                                                    --------    ----------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                      485,726     2,815,721     451,103     757,536
Changes From Operations:
   - Net investment income (loss)                     13,277        40,373       3,185       2,116
   - Net realized gain (loss) on investments             423        (2,654)      1,314       5,743
   - Net change in unrealized appreciation or
     depreciation on investments                     (24,442)     (114,168)     (7,635)    (20,481)
                                                    --------    ----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (10,742)      (76,449)     (3,136)    (12,622)
Changes From Unit Transactions:
   - Contract purchases                               64,952       125,130      82,094      68,367
   - Contract withdrawals                            (24,256)     (138,035)    (40,122)    (66,738)
   - Contract transfers                              418,709       (35,991)    112,007     250,651
                                                    --------    ----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            459,405       (48,896)    153,979     252,280
                                                    --------    ----------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              448,663      (125,345)    150,843     239,658
                                                    --------    ----------    --------    --------
NET ASSETS AT DECEMBER 31, 2011                     $934,389    $2,690,376    $601,946    $997,194
                                                    ========    ==========    ========    ========

See accompanying notes.

                                                                    LVIP
                                                     LVIP       DIMENSIONAL/
                                                   DELAWARE       VANGUARD                        LVIP
                                                    SPECIAL        TOTAL           LVIP      JANUS CAPITAL
                                                 OPPORTUNITIES      BOND      GLOBAL INCOME   APPRECIATION
                                                   STANDARD       STANDARD       STANDARD       STANDARD
                                                     CLASS         CLASS          CLASS          CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $373,176       $    --      $  109,268     $2,942,418
Changes From Operations:
   - Net investment income (loss)                       537            --           7,874            426
   - Net realized gain (loss) on investments          6,997            --           4,419          4,559
   - Net change in unrealized appreciation or
     depreciation on investments                    105,209            --              32        255,604
                                                   --------       -------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  112,743            --          12,325        260,589
Changes From Unit Transactions:
   - Contract purchases                              18,374            --          20,560        218,259
   - Contract withdrawals                           (23,151)           --         (11,114)      (179,788)
   - Contract transfers                                (700)           --         273,916       (386,122)
                                                   --------       -------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (5,477)           --         283,362       (347,651)
                                                   --------       -------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             107,266            --         295,687        (87,062)
                                                   --------       -------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     480,442            --         404,955      2,855,356
Changes From Operations:
   - Net investment income (loss)                      (908)          185          96,810        (14,091)
   - Net realized gain (loss) on investments        115,623            19           5,681         17,126
   - Net change in unrealized appreciation or
     depreciation on investments                    (98,894)          826        (189,214)      (193,959)
                                                   --------       -------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,821         1,030         (86,723)      (190,924)
Changes From Unit Transactions:
   - Contract purchases                              27,817        65,519          36,234        235,943
   - Contract withdrawals                           (39,670)       (3,690)        (52,941)      (191,935)
   - Contract transfers                              22,232            --       2,033,406         45,802
                                                   --------       -------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            10,379        61,829       2,016,699         89,810
                                                   --------       -------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              26,200        62,859       1,929,976       (101,114)
                                                   --------       -------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                    $506,642       $62,859      $2,334,931     $2,754,242
                                                   ========       =======      ==========     ==========

                                                                 LVIP                                   LVIP
                                                    LVIP          MFS                      LVIP       MONDRIAN
                                                  JPMORGAN   INTERNATIONAL     LVIP       MID-CAP   INTERNATIONAL
                                                 HIGH YIELD     GROWTH       MFS VALUE     VALUE        VALUE
                                                  STANDARD     STANDARD      STANDARD    STANDARD     STANDARD
                                                   CLASS         CLASS         CLASS       CLASS        CLASS
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                 ----------  -------------  ----------  ----------  -------------
NET ASSETS AT JANUARY 1, 2010                     $     --    $  874,589    $1,454,029   $322,552    $ 8,486,133
Changes From Operations:
   - Net investment income (loss)                    2,797         1,491        21,565     (1,238)       191,681
   - Net realized gain (loss) on investments         1,548       (21,920)       21,185      6,076       (392,032)
   - Net change in unrealized appreciation or
     depreciation on investments                     3,287       137,455       268,673     78,036        247,129
                                                  --------    ----------    ----------   --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,632       117,026       311,423     82,874         46,778
Changes From Unit Transactions:
   - Contract purchases                                180       132,540       265,506     38,413        504,133
   - Contract withdrawals                           (3,687)      (53,174)     (179,174)   (20,616)      (421,153)
   - Contract transfers                             87,227       (46,043)    1,192,018     49,226     (1,150,813)
                                                  --------    ----------    ----------   --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           83,720        33,323     1,278,350     67,023     (1,067,833)
                                                  --------    ----------    ----------   --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             91,352       150,349     1,589,773    149,897     (1,021,055)
                                                  --------    ----------    ----------   --------    -----------
NET ASSETS AT DECEMBER 31, 2010                     91,352     1,024,938     3,043,802    472,449      7,465,078
Changes From Operations:
   - Net investment income (loss)                   23,140        21,130        32,968     (2,834)       174,883
   - Net realized gain (loss) on investments         2,072        (3,506)       72,117     14,871        (83,295)
   - Net change in unrealized appreciation or
     depreciation on investments                   (25,309)     (118,482)     (125,611)   (59,765)      (423,927)
                                                  --------    ----------    ----------   --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (97)     (100,858)      (20,526)   (47,728)      (332,339)
Changes From Unit Transactions:
   - Contract purchases                            147,742       134,660       374,400     29,808        442,316
   - Contract withdrawals                          (29,931)      (85,732)     (234,727)   (30,655)      (419,228)
   - Contract transfers                            324,067      (124,148)      606,690     80,881       (287,355)
                                                  --------    ----------    ----------   --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          441,878       (75,220)      746,363     80,034       (264,267)
                                                  --------    ----------    ----------   --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            441,781      (176,078)      725,837     32,306       (596,606)
                                                  --------    ----------    ----------   --------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $533,133    $  848,860    $3,769,639   $504,755    $ 6,868,472
                                                  ========    ==========    ==========   ========    ===========

                                                     LVIP          LVIP          LVIP          LVIP
                                                     MONEY       PROTECTED     PROTECTED     PROTECTED
                                                    MARKET     PROFILE 2010  PROFILE 2020  PROFILE 2030
                                                   STANDARD      STANDARD      STANDARD      STANDARD
                                                     CLASS         CLASS         CLASS         CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                    $ 38,171,200    $431,003     $398,314      $1,225,610
Changes From Operations:
   - Net investment income (loss)                    (224,408)      2,433        3,767           3,144
   - Net realized gain (loss) on investments              151       3,476        4,204          13,820
   - Net change in unrealized appreciation or
     depreciation on investments                            1      43,280       50,370         120,397
                                                 ------------    --------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (224,256)     49,189       58,341         137,361
Changes From Unit Transactions:
   - Contract purchases                            20,750,319      56,662       91,487         120,694
   - Contract withdrawals                          (9,946,358)    (27,133)     (30,581)        (72,631)
   - Contract transfers                           (12,030,524)     32,033      303,742        (112,136)
                                                 ------------    --------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,226,563)     61,562      364,648         (64,073)
                                                 ------------    --------     --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,450,819)    110,751      422,989          73,288
                                                 ------------    --------     --------      ----------
NET ASSETS AT DECEMBER 31, 2010                    36,720,381     541,754      821,303       1,298,898
Changes From Operations:
   - Net investment income (loss)                    (227,084)        668          464             (71)
   - Net realized gain (loss) on investments               42       4,393        4,956          78,794
   - Net change in unrealized appreciation or
     depreciation on investments                           --      (1,756)      (9,264)        (71,930)
                                                 ------------    --------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (227,042)      3,305       (3,844)          6,793
Changes From Unit Transactions:
   - Contract purchases                            19,926,651      59,486       59,724         132,751
   - Contract withdrawals                         (14,045,683)    (24,247)     (30,699)       (355,283)
   - Contract transfers                            (5,486,389)       (347)          34         (68,494)
                                                 ------------    --------     --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             394,579      34,892       29,059        (291,026)
                                                 ------------    --------     --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               167,537      38,197       25,215        (284,233)
                                                 ------------    --------     --------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 36,887,918    $579,951     $846,518      $1,014,665
                                                 ============    ========     ========      ==========

See accompanying notes.

                                                                   LVIP          LVIP         LVIP
                                                     LVIP        PROTECTED     PROTECTED   PROTECTED
                                                  PROTECTED       PROFILE       PROFILE     PROFILE
                                                 PROFILE 2040  CONSERVATIVE     GROWTH      MODERATE
                                                   STANDARD      STANDARD      STANDARD     STANDARD
                                                    CLASS          CLASS         CLASS       CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 ------------  ------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2010                      $650,035     $1,762,258   $ 9,823,900  $ 8,590,830
Changes From Operations:
   - Net investment income (loss)                     1,195         96,103       275,311      304,987
   - Net realized gain (loss) on investments         19,582         18,982      (101,356)      29,867
   - Net change in unrealized appreciation or
     depreciation on investments                     68,372        132,734     1,214,687    1,031,880
                                                   --------     ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   89,149        247,819     1,388,642    1,366,734
Changes From Unit Transactions:
   - Contract purchases                              69,852        179,558     5,284,693    2,893,800
   - Contract withdrawals                           (69,180)      (103,248)   (1,135,953)    (997,940)
   - Contract transfers                             114,308      1,222,135    (1,954,861)   2,929,980
                                                   --------     ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           114,980      1,298,445     2,193,879    4,825,840
                                                   --------     ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             204,129      1,546,264     3,582,521    6,192,574
                                                   --------     ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2010                     854,164      3,308,522    13,406,421   14,783,404
Changes From Operations:
   - Net investment income (loss)                    (1,310)        55,711       212,872      205,153
   - Net realized gain (loss) on investments         14,043         15,564        30,786      111,012
   - Net change in unrealized appreciation or
     depreciation on investments                    (32,145)        30,473      (324,606)    (339,805)
                                                   --------     ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (19,412)       101,748       (80,948)     (23,640)
Changes From Unit Transactions:
   - Contract purchases                             161,952        906,851     2,461,388    2,899,863
   - Contract withdrawals                           (60,910)      (158,784)   (1,069,229)  (2,548,189)
   - Contract transfers                              (4,483)       590,727       260,512    1,474,132
                                                   --------     ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            96,559      1,338,794     1,652,671    1,825,806
                                                   --------     ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              77,147      1,440,542     1,571,723    1,802,166
                                                   --------     ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $931,311     $4,749,064   $14,978,144  $16,585,570
                                                   ========     ==========   ===========  ===========

                                                                 LVIP          LVIP
                                                    LVIP         SSgA          SSgA             LVIP            LVIP
                                                    SSgA     CONSERVATIVE  CONSERVATIVE         SSgA            SSgA
                                                    BOND         INDEX      STRUCTURED       DEVELOPED        EMERGING
                                                   INDEX      ALLOCATION    ALLOCATION   INTERNATIONAL 150  MARKETS 100
                                                  STANDARD     STANDARD      STANDARD         STANDARD        STANDARD
                                                   CLASS         CLASS        CLASS            CLASS           CLASS
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                 ----------  ------------  ------------  -----------------  -----------
NET ASSETS AT JANUARY 1, 2010                    $  513,434    $    --       $     --        $ 11,562       $   637,329
Changes From Operations:
   - Net investment income (loss)                     9,741         (8)            --             831            23,481
   - Net realized gain (loss) on investments          7,945          1             --              79              (551)
   - Net change in unrealized appreciation or
     depreciation on investments                     15,780        158             --          10,145           251,447
                                                 ----------    -------       --------        --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   33,466        151             --          11,055           274,377
Changes From Unit Transactions:
   - Contract purchases                             111,099         --             --          18,152           243,387
   - Contract withdrawals                           (53,254)       (89)            --          (4,539)          (82,390)
   - Contract transfers                             146,771     11,066             --          92,959         3,280,708
                                                 ----------    -------       --------        --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           204,616     10,977             --         106,572         3,441,705
                                                 ----------    -------       --------        --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             238,082     11,128             --         117,627         3,716,082
                                                 ----------    -------       --------        --------       -----------
NET ASSETS AT DECEMBER 31, 2010                     751,516     11,128             --         129,189         4,353,411
Changes From Operations:
   - Net investment income (loss)                    25,217         56            (21)          2,697            30,472
   - Net realized gain (loss) on investments         22,130         29          1,059            (710)          259,747
   - Net change in unrealized appreciation or
     depreciation on investments                     13,999        546             25         (22,862)         (665,868)
                                                 ----------    -------       --------        --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   61,346        631          1,063         (20,875)         (375,649)
Changes From Unit Transactions:
   - Contract purchases                             184,463     33,238          2,000          29,999           220,532
   - Contract withdrawals                           (77,511)    (4,080)       (53,934)         (6,267)         (124,841)
   - Contract transfers                             496,192         21         52,320             697        (2,564,591)
                                                 ----------    -------       --------        --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           603,144     29,179            386          24,429        (2,468,900)
                                                 ----------    -------       --------        --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             664,490     29,810          1,449           3,554        (2,844,549)
                                                 ----------    -------       --------        --------       -----------
NET ASSETS AT DECEMBER 31, 2011                  $1,416,006    $40,938       $  1,449        $132,743       $ 1,508,862
                                                 ==========    =======       ========        ========       ===========

                                                    LVIP                                      LVIP
                                                    SSgA          LVIP                        SSgA
                                                   GLOBAL         SSgA           LVIP       MODERATE
                                                  TACTICAL   INTERNATIONAL       SSgA        INDEX
                                                 ALLOCATION      INDEX      LARGE CAP 100  ALLOCATION
                                                  STANDARD      STANDARD       STANDARD     STANDARD
                                                   CLASS         CLASS          CLASS        CLASS
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                 ----------  -------------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,922,563    $ 386,137      $115,576      $     --
Changes From Operations:
   - Net investment income (loss)                    22,186        3,933           812          (143)
   - Net realized gain (loss) on investments        (48,019)       6,916           724            (3)
   - Net change in unrealized appreciation or
     depreciation on investments                    378,639       26,913        22,568          (760)
                                                 ----------    ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  352,806       37,762        24,104          (906)
Changes From Unit Transactions:
   - Contract purchases                             263,987       63,705         7,877            --
   - Contract withdrawals                          (208,495)     (24,124)       (9,135)           --
   - Contract transfers                           1,713,220       76,394        39,665       154,906
                                                 ----------    ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,768,712      115,975        38,407       154,906
                                                 ----------    ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,121,518      153,737        62,511       154,000
                                                 ----------    ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                   4,044,081      539,874       178,087       154,000
Changes From Operations:
   - Net investment income (loss)                    35,456        3,116         2,637           839
   - Net realized gain (loss) on investments         (2,143)     (49,038)        1,365            66
   - Net change in unrealized appreciation or
     depreciation on investments                    (51,034)    (164,534)       (9,429)       (7,645)
                                                 ----------    ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (17,721)    (210,456)       (5,427)       (6,740)
Changes From Unit Transactions:
   - Contract purchases                             351,298      101,353        12,177        51,998
   - Contract withdrawals                          (160,721)     (29,786)      (17,472)      (44,300)
   - Contract transfers                             430,290      179,586       102,450       374,311
                                                 ----------    ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           620,867      251,153        97,155       382,009
                                                 ----------    ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             603,146       40,697        91,728       375,269
                                                 ----------    ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2011                  $4,647,227    $ 580,571      $269,815      $529,269
                                                 ==========    =========      ========      ========

See accompanying notes.

                                                                LVIP        LVIP
                                                    LVIP        SSgA        SSgA
                                                    SSgA     MODERATELY  MODERATELY     LVIP
                                                  MODERATE   AGGRESSIVE  AGGRESSIVE     SSgA
                                                 STRUCTURED    INDEX     STRUCTURED    S&P 500
                                                 ALLOCATION  ALLOCATION  ALLOCATION     INDEX
                                                  STANDARD    STANDARD    STANDARD    STANDARD
                                                   CLASS       CLASS        CLASS       CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 ----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                     $     --    $     --    $     --   $2,879,662
Changes From Operations:
   - Net investment income (loss)                      (73)         --          --       17,343
   - Net realized gain (loss) on investments             1          --          --       19,029
   - Net change in unrealized appreciation or
     depreciation on investments                     2,716          --          --      365,374
                                                  --------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,644          --          --      401,746
Changes From Unit Transactions:
   - Contract purchases                            218,354          --          --    1,117,479
   - Contract withdrawals                          (17,434)         --          --     (317,688)
   - Contract transfers                                 --          --          --     (745,028)
                                                  --------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          200,920          --          --       54,763
                                                  --------    --------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            203,564          --          --      456,509
                                                  --------    --------    --------   ----------
NET ASSETS AT DECEMBER 31, 2010                    203,564          --          --    3,336,171
Changes From Operations:
   - Net investment income (loss)                     (786)        (32)        157       19,059
   - Net realized gain (loss) on investments           697        (254)      2,778      142,714
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,488)        717         218     (210,327)
                                                  --------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS.RESULTING
   FROM OPERATIONS                                  (2,577)        431       3,153      (48,554)
Changes From Unit Transactions:
   - Contract purchases                            115,467     171,982      93,504    1,467,981
   - Contract withdrawals                          (24,418)     (4,294)    (18,006)    (280,291)
   - Contract transfers                             53,244      22,818      29,905      477,031
                                                  --------    --------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          144,293     190,506     105,403    1,664,721
                                                  --------    --------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            141,716     190,937     108,556    1,616,167
                                                  --------    --------    --------   ----------
NET ASSETS AT DECEMBER 31, 2011                   $345,280    $190,937    $108,556   $4,952,338
                                                  ========    ========    ========   ==========

                                                                                            LVIP
                                                    LVIP        LVIP                    T. ROWE PRICE
                                                    SSgA        SSgA          LVIP       STRUCTURED       LVIP
                                                  SMALL-CAP   SMALL-MID  T. ROWE PRICE     MID-CAP      TEMPLETON
                                                    INDEX      CAP 200    GROWTH STOCK     GROWTH        GROWTH
                                                  STANDARD    STANDARD      STANDARD      STANDARD      STANDARD
                                                    CLASS       CLASS        CLASS          CLASS         CLASS
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ----------  ----------  -------------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                     $399,098    $ 52,500    $245,479       $1,348,655     $199,000
Changes From Operations:
   - Net investment income (loss)                       44       2,383      (2,272)         (10,336)       6,051
   - Net realized gain (loss) on investments         7,610       2,072       5,388           34,205       (4,227)
   - Net change in unrealized appreciation or
     depreciation on investments                   116,438      24,748      56,333          356,262       30,325
                                                  --------    --------    --------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 124,092      29,203      59,449          380,131       32,149
Changes From Unit Transactions:
   - Contract purchases                             81,786      35,896      38,046           93,805       37,992
   - Contract withdrawals                          (24,662)    (12,574)    (17,671)         (57,896)     (25,786)
   - Contract transfers                             39,569      91,945     117,549           56,185      214,249
                                                  --------    --------    --------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           96,693     115,267     137,924           92,094      226,455
                                                  --------    --------    --------       ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            220,785     144,470     197,373          472,225      258,604
                                                  --------    --------    --------       ----------     --------
NET ASSETS AT DECEMBER 31, 2010                    619,883     196,970     442,852        1,820,880      457,604
Changes From Operations:
   - Net investment income (loss)                   (1,509)      3,483      (4,161)         (11,539)      10,543
   - Net realized gain (loss) on investments        18,276       4,518      30,371          134,024        6,342
   - Net change in unrealized appreciation or
     depreciation on investments                   (45,381)    (12,449)    (37,712)        (179,606)     (48,469)
                                                  --------    --------    --------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS.RESULTING
   FROM OPERATIONS                                 (28,614)     (4,448)    (11,502)         (57,121)     (31,584)
Changes From Unit Transactions:
   - Contract purchases                             86,762      68,203     100,440           69,991       30,679
   - Contract withdrawals                          (46,122)    (29,311)    (80,089)        (186,857)     (49,758)
   - Contract transfers                             33,571      42,710     533,300         (293,787)     198,568
                                                  --------    --------    --------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           74,211      81,602     553,651         (410,653)     179,489
                                                  --------    --------    --------       ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             45,597      77,154     542,149         (467,774)     147,905
                                                  --------    --------    --------       ----------     --------
NET ASSETS AT DECEMBER 31, 2011                   $665,480    $274,124    $985,001       $1,353,106     $605,509
                                                  ========    ========    ========       ==========     ========

                                                                LVIP          LVIP
                                                    LVIP      VANGUARD      VANGUARD
                                                   TURNER     DOMESTIC   INTERNATIONAL       LVIP
                                                   MID-CAP     EQUITY        EQUITY       WELLS FARGO
                                                   GROWTH        ETF          ETF       INTRINSIC VALUE
                                                  STANDARD    STANDARD      STANDARD       STANDARD
                                                    CLASS       CLASS        CLASS           CLASS
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2010                    $ 591,591    $    --      $     --       $3,173,032
Changes From Operations:
   - Net investment income (loss)                   (4,668)        --            --            4,752
   - Net realized gain (loss) on investments        20,481         --            --         (230,402)
   - Net change in unrealized appreciation or
     depreciation on investments                   154,514         --            --          678,020
                                                 ---------    -------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 170,327         --            --          452,370
Changes From Unit Transactions:
   - Contract purchases                             53,199         --            --          176,239
   - Contract withdrawals                          (48,828)        --            --         (180,295)
   - Contract transfers                             36,234         --            --         (829,458)
                                                 ---------    -------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           40,605         --            --         (833,514)
                                                 ---------    -------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            210,932         --            --         (381,144)
                                                 ---------    -------      --------       ----------
NET ASSETS AT DECEMBER 31, 2010                    802,523         --            --        2,791,888
Changes From Operations:
   - Net investment income (loss)                   (6,167)        37          (101)           5,129
   - Net realized gain (loss) on investments        86,362       (236)           (4)         (17,762)
   - Net change in unrealized appreciation or
     depreciation on investments                  (141,255)      (254)       (4,247)         (66,941)
                                                 ---------    -------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS.RESULTING
   FROM OPERATIONS                                 (61,060)      (453)       (4,352)         (79,574)
Changes From Unit Transactions:
   - Contract purchases                             38,982     10,698       178,339          312,072
   - Contract withdrawals                          (86,930)    (2,817)      (14,259)        (183,561)
   - Contract transfers                            259,556      1,712            --          (96,651)
                                                 ---------    -------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          211,608      9,593       164,080           31,860
                                                 ---------    -------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            150,548      9,140       159,728          (47,714)
                                                 ---------    -------      --------       ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 953,071    $ 9,140      $159,728       $2,744,174
                                                 =========    =======      ========       ==========

See accompanying notes.

                                                  M BUSINESS
                                                 OPPORTUNITY    M CAPITAL   M INTERNATIONAL  M LARGE CAP
                                                    VALUE     APPRECIATION      EQUITY          GROWTH
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -----------  ------------  ---------------  -----------
NET ASSETS AT JANUARY 1, 2010                     $531,912     $ 778,891      $1,259,527      $ 947,078
Changes From Operations:
   - Net investment income (loss)                      936        (3,671)         35,376         (2,760)
   - Net realized gain (loss) on investments        (1,540)        2,915         (41,818)       (39,512)
   - Net change in unrealized appreciation or
     depreciation on investments                    45,031       188,762          58,318        206,084
                                                  --------     ---------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  44,427       188,006          51,876        163,812
Changes From Unit Transactions:
   - Contract purchases                             45,031        27,471         121,830         38,278
   - Contract withdrawals                          (14,817)      (20,423)        (71,773)       (21,644)
   - Contract transfers                            (20,336)      (80,759)         40,121       (323,026)
                                                  --------     ---------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            9,878       (73,711)         90,178       (306,392)
                                                  --------     ---------      ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             54,305       114,295         142,054       (142,580)
                                                  --------     ---------      ----------      ---------
NET ASSETS AT DECEMBER 31, 2010                    586,217       893,186       1,401,581        804,498
Changes From Operations:
   - Net investment income (loss)                   (1,186)       (6,108)         37,564         (5,501)
   - Net realized gain (loss) on investments        11,476       130,733         (23,296)        10,377
   - Net change in unrealized appreciation or
     depreciation on investments                   (33,586)     (193,333)       (213,603)       (17,138)
                                                  --------     ---------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (23,296)      (68,708)       (199,335)       (12,262)
Changes From Unit Transactions:
   - Contract purchases                             43,252        37,180         147,159         48,995
   - Contract withdrawals                          (24,649)      (25,566)        (72,181)       (25,642)
   - Contract transfers                            (12,554)       65,589          97,288          3,352
                                                  --------     ---------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,049        77,203         172,266         26,705
                                                  --------     ---------      ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (17,247)        8,495         (27,069)        14,443
                                                  --------     ---------      ----------      ---------
NET ASSETS AT DECEMBER 31, 2011                   $568,970     $ 901,681      $1,374,512      $ 818,941
                                                  ========     =========      ==========      =========

                                                   MFS VIT     MFS VIT                                     NB AMT
                                                 CORE EQUITY    GROWTH       MFS VIT        MFS VIT       MID-CAP
                                                   INITIAL     INITIAL     TOTAL RETURN    UTILITIES      GROWTH I
                                                    CLASS       CLASS     INITIAL CLASS  INITIAL CLASS     CLASS
                                                  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 -----------  ----------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                     $580,465    $6,505,627   $16,549,287    $11,993,015   $10,272,522
Changes From Operations:
   - Net investment income (loss)                    1,354       (45,204)      323,189        286,336       (85,066)
   - Net realized gain (loss) on investments         8,806       134,505      (127,416)         3,191       255,025
   - Net change in unrealized appreciation or
     depreciation on investments                   100,447       901,336     1,323,131      1,144,004     2,646,627
                                                  --------    ----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 110,607       990,637     1,518,904      1,433,531     2,816,586
Changes From Unit Transactions:
   - Contract purchases                             29,286       508,478     1,031,345        640,787       795,377
   - Contract withdrawals                          (49,970)     (661,929)   (1,682,057)    (1,184,702)     (668,912)
   - Contract transfers                            196,911       (44,773)     (204,955)      (564,616)     (586,309)
                                                  --------    ----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          176,227      (198,224)     (855,667)    (1,108,531)     (459,844)
                                                  --------    ----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            286,834       792,413       663,237        325,000     2,356,742
                                                  --------    ----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                    867,299     7,298,040    17,212,524     12,318,015    12,629,264
Changes From Operations:
   - Net investment income (loss)                    1,530       (39,862)      302,431        300,902       (96,441)
   - Net realized gain (loss) on investments        11,359       309,113        64,179        251,919       565,339
   - Net change in unrealized appreciation or
     depreciation on investments                   (29,283)     (314,742)     (195,591)       198,780      (478,296)
                                                  --------    ----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (16,394)      (45,491)      171,019        751,601        (9,398)
Changes From Unit Transactions:
   - Contract purchases                             23,548       535,464     1,036,275        609,824       692,488
   - Contract withdrawals                          (44,742)     (716,911)   (2,113,906)      (807,000)     (838,471)
   - Contract transfers                            (19,809)     (647,626)     (659,213)        20,857      (727,189)
                                                  --------    ----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (41,003)     (829,073)   (1,736,844)      (176,319)     (873,172)
                                                  --------    ----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (57,397)     (874,564)   (1,565,825)       575,282      (882,570)
                                                  --------    ----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $809,902    $6,423,476   $15,646,699    $12,893,297   $11,746,694
                                                  ========    ==========   ===========    ===========   ===========

                                                                           PIMCO VIT
                                                                           COMMODITY     PREMIER VIT
                                                   NB AMT      NB AMT     REAL RETURN       OPCAP
                                                 PARTNERS I  REGENCY I   ADMINISTRATIVE    MANAGED
                                                   CLASS       CLASS         CLASS         CLASS I
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  --------------  -----------
NET ASSETS AT JANUARY 1, 2010                    $1,542,861  $2,870,568    $  487,139     $ 403,742
Changes From Operations:
   - Net investment income (loss)                    (2,033)       (795)      163,292          (868)
   - Net realized gain (loss) on investments       (101,455)     (3,268)       24,403       (82,264)
   - Net change in unrealized appreciation or
     depreciation on investments                    314,388     636,789       150,653       104,987
                                                 ----------  ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  210,900     632,726       338,348        21,855
Changes From Unit Transactions:
   - Contract purchases                              37,194     209,401       147,978         5,701
   - Contract withdrawals                          (101,442)   (198,331)      (54,494)       (5,793)
   - Contract transfers                             (21,277)   (528,259)    1,195,234      (425,505)
                                                 ----------  ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (85,525)   (517,189)    1,288,718      (425,597)
                                                 ----------  ----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             125,375     115,537     1,627,066      (403,742)
                                                 ----------  ----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2010                   1,668,236   2,986,105     2,114,205            --
Changes From Operations:
   - Net investment income (loss)                   (12,044)     (2,763)      466,375            --
   - Net realized gain (loss) on investments        (50,185)     80,986        (2,366)           --
   - Net change in unrealized appreciation or
     depreciation on investments                   (122,647)   (263,617)     (780,054)           --
                                                 ----------  ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (184,876)   (185,394)     (316,045)           --
Changes From Unit Transactions:
   - Contract purchases                              60,764     119,520       309,090            --
   - Contract withdrawals                          (147,022)   (150,130)     (137,489)           --
   - Contract transfers                             (58,480)   (220,132)    1,156,895            --
                                                 ----------  ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (144,738)   (250,742)    1,328,496            --
                                                 ----------  ----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (329,614)   (436,136)    1,012,451            --
                                                 ----------  ----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2011                  $1,338,622  $2,549,969    $3,126,656     $      --
                                                 ==========  ==========    ==========     =========

See accompanying notes.

                                                  PUTNAM VT   PUTNAM VT
                                                    GLOBAL     GROWTH &
                                                 HEALTH CARE    INCOME
                                                   CLASS IB    CLASS IB
                                                  SUBACCOUNT  SUBACCOUNT
                                                 -----------  ----------
NET ASSETS AT JANUARY 1, 2010                     $393,684     $692,959
Changes From Operations:
   - Net investment income (loss)                    4,227        5,326
   - Net realized gain (loss) on investments         3,785      (21,576)
   - Net change in unrealized appreciation or
     depreciation on investments                       797      109,538
                                                  --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                  8,809       93,288
Changes From Unit Transactions:
   - Contract purchases                             17,630       40,770
   - Contract withdrawals                          (34,409)     (33,050)
   - Contract transfers                            (22,422)     (18,079)
                                                  --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (39,201)     (10,359)
                                                  --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (30,392)      82,929
                                                  --------     --------
NET ASSETS AT DECEMBER 31, 2010                    363,292      775,888
Changes From Operations:
   - Net investment income (loss)                      (64)       3,401
   - Net realized gain (loss) on investments         9,857       (5,959)
   - Net change in unrealized appreciation or
     depreciation on investments                   (20,381)     (40,831)
                                                  --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (10,588)     (43,389)
Changes From Unit Transactions:
   - Contract purchases                              9,939       43,059
   - Contract withdrawals                          (34,461)     (41,250)
   - Contract transfers                             54,270       15,980
                                                  --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           29,748       17,789
                                                  --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             19,160      (25,600)
                                                  --------     --------
NET ASSETS AT DECEMBER 31, 2011                   $382,452     $750,288
                                                  ========     ========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of ten products as follows:

-    Lincoln SVUL

-    Lincoln SVUL-I

-    Lincoln SVUL-II

-    Lincoln SVUL-III

-    Lincoln SVUL-IV

-    Lincoln SVUL(ONE)

-    Lincoln Momentum SVUL(ONE)

-    Lincoln SVUL(ONE) 2007

-    Lincoln Momentum SVUL(ONE) 2007

-    Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Initial Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Opportunities Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Investment Grade Bond Initial Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Core Equity Series I Fund

     Invesco V.I. Diversified Income Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
M Fund, Inc. (M):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company

**   Available funds with no money invested at December 31, 2011

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund, and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund

Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation, and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OpCap Managed Class I Portfolio ceased to be available as investment options to Variable Account Contract owners.

During 2011, the following funds changed their names:

PREVIOUS FUND NAME                                           NEW FUND NAME
----------------------------------------------------------   ---------------------------------------------------
LVIP Wilshire 2010 Profile Fund Standard Class               LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Fund Standard Class               LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Fund Standard Class               LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Fund Standard Class               LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class            LVIP Protected Profile Conservative Standard Class
LVIP Wilshire Moderately Aggressive Profile Standard Class   LVIP Protected Profile Growth Standard Class
LVIP Wilshire Moderate Profile Standard Class                LVIP Protected Profile Moderate Standard Class

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the ten policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%.

-    Lincoln SVUL-I - annual rate of .80%.

-    Lincoln SVUL-II - annual rate of .80%.

- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2011 and 2010, amounted to $4,011,782 and $4,093,432, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2011 and 2010, amounted to $14,560,607 and $17,265,372, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $13,983,351 and $12,673,743, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2011 and 2010, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln Momentum SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln Momentum SVUL(ONE) 2007, and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the year ended December 31, 2011 and 2010, amounted to $3,299,715 and $3,291,934, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                 0.10%    0.80%    $ 8.10    $15.90        92,906  $   960,585   -23.84%     -23.30%        0.57%
            2010                 0.10%    0.80%     10.61     20.73        93,072    1,251,812    17.99%      18.82%        2.16%
            2009                 0.10%    0.80%      8.98     13.75       100,392    1,132,123    52.26%      52.72%        0.00%
            2008                 0.50%    0.80%      6.40      9.03       113,203      854,579   -47.79%     -47.63%        0.00%
            2007                 0.50%    0.80%     12.22     17.30       107,644    1,558,618    19.24%      19.58%        0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                 0.10%    0.80%      8.20     16.87       560,771    6,637,916     5.47%       6.21%        1.35%
            2010                 0.10%    0.80%      7.75     13.47       595,354    6,686,678    12.19%      12.53%        0.00%
            2009                 0.50%    0.80%      6.90     12.01       581,782    5,978,122    19.86%      20.22%        4.18%
            2008                 0.50%    0.80%      6.97     10.02       645,679    5,553,448   -41.08%     -40.90%        2.14%
            2007                 0.50%    0.80%     11.79     17.00       627,622    9,180,268     4.28%       4.59%        1.40%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                 0.10%    0.80%      5.08     14.59       353,457    2,278,541   -19.90%     -19.33%        4.22%
            2010                 0.10%    0.80%      6.33     18.09       348,074    2,697,044     3.76%       4.49%        3.32%
            2009                 0.10%    0.80%      6.09      7.85       326,648    2,467,722    33.61%      34.01%        1.52%
            2008                 0.50%    0.80%      5.82      5.86       286,132    1,629,165   -53.56%     -53.42%        1.10%
            2007                 0.50%    0.80%     12.52     12.58       220,933    2,774,186     4.99%       5.31%        1.09%
ABVPSF LARGE CAP GROWTH CLASS A
            2011                 0.60%    0.80%     10.98     12.87       141,575    1,614,978    -3.82%      -3.62%        0.33%
            2010                 0.60%    0.80%     11.42     13.38       135,377    1,610,009     9.22%       9.44%        0.52%
            2009                 0.60%    0.80%     10.46     12.25       156,414    1,711,960    36.42%      36.70%        0.15%
            2008                 0.60%    0.80%      7.66      8.98       133,471    1,082,922   -40.14%     -40.02%        0.00%
            2007                 0.60%    0.80%     12.80     15.00       131,093    1,778,335    13.01%      13.23%        0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 0.10%    0.80%      9.24     21.26       498,942    8,152,585    -9.12%      -8.48%        0.49%
            2010                 0.10%    0.80%     10.14     23.40       472,293    9,010,587    25.90%      26.78%        0.43%
            2009                 0.10%    0.80%      8.04     18.58       482,906    7,273,798    41.72%      42.14%        1.10%
            2008                 0.50%    0.80%      5.66     13.11       500,558    5,336,774   -36.09%     -35.90%        0.74%
            2007                 0.50%    0.80%     10.69     20.52       469,400    8,046,435     0.89%       1.20%        0.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 0.10%    0.80%    $12.83    $14.78      668,085   $ 9,733,022    11.20%      11.98%       4.26%
            2010                 0.10%    0.80%     11.46     13.29      638,508     8,337,164     4.53%       5.26%       1.84%
            2009                 0.10%    0.80%     11.58     12.72      553,285     6,926,584     9.57%       9.90%       1.96%
            2008                 0.50%    0.80%     10.55     11.61      487,317     5,584,787    -2.06%      -1.77%       4.93%
            2007                 0.50%    0.80%     11.20     11.85      329,642     3,861,973     8.80%       9.12%       4.72%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.10%    0.80%      9.11     16.57      610,038     8,416,206    -9.61%      -8.98%       1.34%
            2010                 0.10%    0.80%     10.06     18.21      593,459     9,156,963    10.86%      11.63%       1.55%
            2009                 0.10%    0.80%      9.06     15.37      546,563     7,959,247    41.17%      41.59%       1.48%
            2008                 0.50%    0.80%      7.82     10.89      500,768     5,208,527   -38.88%     -38.70%       2.01%
            2007                 0.50%    0.80%     12.76     17.81      398,531     6,917,535    13.93%      14.28%       2.89%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.10%    0.80%      7.56     23.17      645,949     8,985,236   -19.79%     -19.22%       1.34%
            2010                 0.10%    0.80%      9.40     28.89      661,265    11,652,865    21.44%      22.29%       1.74%
            2009                 0.10%    0.80%      7.73     23.79      712,701    10,544,084    60.01%      60.49%       0.29%
            2008                 0.50%    0.80%      6.05     14.87      695,175     6,416,649   -53.89%     -53.75%       0.00%
            2007                 0.50%    0.80%     13.09     32.24      689,094    13,862,190    20.46%      20.82%       2.92%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.10%    0.80%      8.83     18.04    3,833,849    43,427,993    -5.04%      -4.37%       0.61%
            2010                 0.10%    0.80%      9.28     18.86    4,045,678    48,470,447    17.74%      18.56%       0.71%
            2009                 0.10%    0.80%      7.86     15.69    4,448,468    45,351,542    38.30%      38.72%       0.67%
            2008                 0.50%    0.80%      5.67     11.34    4,567,320    33,831,036   -44.42%     -44.25%       0.85%
            2007                 0.50%    0.80%     11.78     20.41    4,288,880    57,187,071    11.45%      11.79%       0.79%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.10%    0.80%      8.46     16.63    2,683,383    34,227,615    -2.61%      -1.93%       1.55%
            2010                 0.10%    0.80%      8.66     16.96    2,786,885    36,524,058    10.54%      11.31%       1.48%
            2009                 0.10%    0.80%      7.82     13.56    2,908,924    34,613,071    30.20%      30.59%       1.65%
            2008                 0.50%    0.80%      7.11     10.42    2,862,707    26,477,185   -38.34%     -38.16%       1.79%
            2007                 0.50%    0.80%     11.50     16.90    2,640,024    40,071,689     4.21%       4.52%       1.54%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.10%    0.80%      8.09     19.13    1,341,444    19,447,284   -14.65%     -14.05%       1.78%
            2010                 0.10%    0.80%      9.46     22.42    1,267,249    21,852,062     6.38%       7.13%       2.06%
            2009                 0.10%    0.80%      8.87     21.07    1,256,325    21,013,254    41.93%      42.36%       1.56%
            2008                 0.50%    0.80%      6.24     14.85    1,263,229    15,338,892   -42.59%     -42.41%       2.08%
            2007                 0.50%    0.80%     13.21     25.86    1,092,786    23,832,763    19.07%      19.42%       1.60%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 0.10%    0.80%     12.18     12.40      633,942     7,774,227    -4.26%      -3.59%       2.27%
            2010                 0.10%    0.80%     12.72     12.87      489,551     6,268,444     9.18%       9.94%       1.19%
            2009      5/28/09    0.10%    0.80%     11.65     11.70      238,411     2,784,174     4.28%      14.60%       4.73%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.80%     14.06     16.77      876,594    14,327,214     5.55%       6.29%       3.93%
            2010                 0.10%    0.80%     13.30     15.89      816,458    12,700,098     7.20%       7.95%       4.57%
            2009                 0.10%    0.80%     12.38     14.82      745,897    10,815,141    25.95%      26.33%       5.69%
            2008                 0.50%    0.80%      9.81     11.77      611,992     7,086,597    -5.30%      -5.02%       3.88%
            2007                 0.50%    0.80%     11.42     12.43      557,992     6,846,577     6.77%       7.10%       2.98%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                 0.10%    0.80%      9.69     39.06      721,136    15,829,252   -20.42%     -19.86%       1.87%
            2010                 0.10%    0.80%     12.15     49.08      687,151    20,201,878    17.55%      18.37%       0.75%
            2009                 0.10%    0.80%     10.31     41.75      583,474    15,398,263    76.70%      77.23%       1.20%
            2008                 0.50%    0.80%      5.82     23.63      557,868     8,144,487   -51.94%     -51.80%       1.61%
            2007                 0.50%    0.80%     15.83     49.17      489,109    16,447,354    37.75%      38.16%       1.49%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.10%    0.80%     12.65     23.94      704,613    12,901,696     1.57%       2.28%       8.81%
            2010                 0.10%    0.80%     12.43     23.57      740,159    13,404,494    14.40%      15.20%       8.10%
            2009                 0.10%    0.80%     10.85     20.60      732,460    11,609,371    47.79%      48.23%       7.49%
            2008                 0.50%    0.80%      7.32     13.94      699,233     7,427,937   -24.78%     -24.55%       8.31%
            2007                 0.50%    0.80%     11.08     18.53      635,291     9,283,539     1.98%       2.28%       6.10%


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

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.80%    $11.88    $12.85      208,064   $ 2,602,593     2.09%       2.81%       1.87%
            2010                 0.10%    0.80%     11.56     12.56      165,334     2,051,681     3.61%       4.33%       2.26%
            2009                 0.10%    0.80%     11.37     12.10      103,063     1,234,074    11.89%      12.12%       3.63%
            2008                 0.60%    0.80%     10.55     10.79       76,521       820,083    -1.09%      -0.89%       4.58%
            2007                 0.50%    0.80%     10.67     10.89       33,898       368,549     3.59%       3.84%       4.78%
DELAWARE VIP REIT STANDARD CLASS
            2011                 0.10%    0.80%     11.29     30.32      401,985     9,227,597    10.07%      10.85%       1.70%
            2010                 0.10%    0.80%     10.22     27.55      540,890    10,678,820    25.98%      26.86%       2.85%
            2009                 0.10%    0.80%      8.09     21.87      469,655     7,718,344    22.33%      22.70%       4.62%
            2008                 0.50%    0.80%      6.59     17.87      420,234     5,811,841   -35.58%     -35.39%       2.47%
            2007                 0.50%    0.80%     10.21     27.75      437,790     9,667,991   -14.62%     -14.37%       1.36%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 0.10%    0.80%     10.01     27.94      835,278    19,511,323    -2.12%      -1.43%       0.51%
            2010                 0.10%    0.80%     10.20     28.54      867,172    20,873,357    31.22%      32.14%       0.64%
            2009                 0.10%    0.80%      7.76     21.75      993,541    18,486,940    30.78%      31.17%       0.98%
            2008                 0.50%    0.80%      6.74     16.63    1,065,473    15,136,517   -30.44%     -30.22%       0.78%
            2007                 0.50%    0.80%      9.66     23.91    1,118,054    22,992,801    -7.36%      -7.09%       0.50%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.10%    0.80%     11.93     25.96      844,668    12,395,278     7.27%       8.00%       0.96%
            2010     10/8/10     0.10%    0.80%     11.12     24.04      943,509    12,880,078    13.56%      13.75%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.50%    0.80%      8.18     17.17    1,070,486    11,293,544    53.49%      53.96%       0.00%
            2008                 0.50%    0.80%      5.33     11.19      995,173     7,084,387   -47.16%     -47.00%       0.00%
            2007                 0.50%    0.80%     10.08     21.18      970,467    13,165,801     9.87%      10.20%       0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                 0.10%    0.80%     10.68     19.42      111,133     1,386,475     6.77%       7.52%       0.23%
            2010                 0.10%    0.80%      9.98     13.54       96,820     1,118,407    13.00%      13.33%       0.07%
            2009                 0.50%    0.80%      8.82     11.98       92,810       974,637    42.15%      42.58%       0.19%
            2008                 0.50%    0.80%      6.76      8.43       58,282       431,972   -43.11%     -42.94%       0.04%
            2007                 0.50%    0.80%     11.85     14.82       49,145       636,671    11.67%      11.99%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.10%    0.80%      8.63     17.68      770,888    10,645,799     8.66%       9.43%       1.86%
            2010                 0.10%    0.80%      7.93     16.15      710,350     9,013,792    14.70%      15.49%       2.55%
            2009                 0.10%    0.80%      6.90     12.82      800,804     8,881,372    17.02%      17.38%       3.14%
            2008                 0.50%    0.80%      5.88     10.96      876,115     8,188,793   -33.95%     -33.76%       2.93%
            2007                 0.50%    0.80%     11.21     16.59      901,588    12,993,899    -3.50%      -3.21%       1.42%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 0.10%    0.80%     12.43     12.66       63,938       798,766    -3.64%      -2.96%       1.43%
            2010                 0.10%    0.80%     12.90     13.05       74,945       971,795    11.57%      12.35%       1.16%
            2009     10/8/09     0.10%    0.80%     11.56     11.61        8,623        99,871     0.56%       2.24%       0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.50%    0.80%      9.41     14.45    3,493,570    37,549,385     1.02%       1.33%       1.71%
            2010                 0.50%    0.80%      9.32     14.30    3,824,952    41,092,240    13.79%      14.13%       1.89%
            2009                 0.50%    0.80%      8.19     12.57    3,874,577    36,735,571    25.32%      25.69%       2.79%
            2008                 0.50%    0.80%      6.54     10.03    4,050,784    30,553,335   -37.65%     -37.47%       2.44%
            2007                 0.50%    0.80%     10.48     16.09    4,006,124    48,654,925     4.46%       4.77%       1.49%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.50%    0.80%     10.00     18.60      348,073     5,187,922    -5.18%      -4.89%       0.87%
            2010                 0.50%    0.80%     10.51     19.62      384,636     6,047,653    25.39%      25.76%       0.93%
            2009                 0.50%    0.80%      8.36     15.65      437,992     5,498,178    25.57%      25.94%       1.77%
            2008                 0.50%    0.80%      6.64     12.46      418,633     4,185,196   -34.65%     -34.45%       1.63%
            2007                 0.50%    0.80%     10.13     19.07      427,459     6,589,261    -2.68%      -2.39%       0.86%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2011                 0.80%    0.80%     14.70     14.70       52,469       771,348    -3.34%      -3.34%       2.09%
            2010                 0.80%    0.80%     15.21     15.21       57,993       881,990    13.35%      13.35%       1.76%
            2009                 0.80%    0.80%     13.42     13.42       61,184       820,904    28.08%      28.08%       2.16%
            2008                 0.80%    0.80%     10.48     10.48       99,582     1,043,134   -29.29%     -29.29%       3.40%
            2007                 0.80%    0.80%     14.81     14.81       59,748       885,079    14.58%      14.58%       5.96%


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

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 0.10%    0.80%    $ 9.38    $18.45    2,125,055   $29,900,866    -3.41%      -2.73%       0.94%
            2010                 0.10%    0.80%      9.69     18.97    2,087,438    30,489,585    16.18%      16.99%       1.13%
            2009                 0.10%    0.80%      8.32     15.85    2,118,992    26,715,676    34.58%      34.99%       1.36%
            2008                 0.50%    0.80%      7.06     11.78    2,087,314    19,650,595   -43.07%     -42.90%       0.95%
            2007                 0.50%    0.80%     12.36     20.69    1,950,253    32,647,890    16.57%      16.92%       0.87%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 0.80%    0.80%     13.68     13.68      185,524     2,538,729     0.17%       0.17%       2.36%
            2010                 0.80%    0.80%     13.66     13.66      210,970     2,882,143    14.23%      14.23%       1.87%
            2009                 0.80%    0.80%     11.96     11.96      215,464     2,576,799    29.17%      29.17%       2.23%
            2008                 0.80%    0.80%      9.26      9.26      245,350     2,271,580   -43.11%     -43.11%       2.61%
            2007                 0.80%    0.80%     16.27     16.27      244,176     3,973,942     0.72%       0.72%       1.68%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                 0.60%    0.80%     11.79     14.05      129,588     1,732,587     0.05%       0.26%       2.33%
            2010                 0.60%    0.80%     11.76     14.04      144,217     1,929,510    14.17%      14.40%       1.72%
            2009                 0.60%    0.80%     10.28     12.30      153,897     1,801,942    29.00%      29.25%       2.14%
            2008                 0.60%    0.80%      7.95      9.53      196,313     1,769,257   -43.16%     -43.05%       2.31%
            2007                 0.60%    0.80%     13.96     16.77      208,398     3,289,268     0.61%       0.81%       1.83%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 0.10%    0.80%      7.36     18.42      888,604     7,407,133    -0.66%       0.04%       0.26%
            2010                 0.10%    0.80%      7.41     14.04      868,513     7,170,495    23.07%      23.44%       0.17%
            2009                 0.50%    0.80%      6.02     11.41      898,422     6,081,101    27.13%      27.51%       0.36%
            2008                 0.50%    0.80%      4.74      8.97      789,793     4,258,352   -47.65%     -47.50%       0.75%
            2007                 0.50%    0.80%      9.05     17.14      757,112     7,734,571    25.86%      26.24%       0.64%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.80%    0.80%      8.18      8.45      123,016     1,024,845     1.37%       1.37%       0.05%
            2010                 0.80%    0.80%      8.07      8.33      127,007     1,044,004    22.67%      22.67%       0.09%
            2009                 0.80%    0.80%      6.58      6.79      162,722     1,091,048    44.56%      44.56%       0.38%
            2008                 0.80%    0.80%      4.55      4.70      191,314       887,722   -55.42%     -55.42%       0.40%
            2007                 0.80%    0.80%     10.21     10.54      164,244     1,706,800    22.06%      22.06%       0.00%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2011                 0.80%    0.80%     13.97     13.97      138,754     1,938,884     3.10%       3.10%       6.59%
            2010                 0.80%    0.80%     13.55     13.55      164,274     2,226,543    12.88%      12.88%       8.10%
            2009                 0.80%    0.80%     12.01     12.01      166,411     1,998,122    42.63%      42.63%       7.71%
            2008                 0.80%    0.80%      8.42      8.42      158,865     1,337,398   -25.66%     -25.66%       8.61%
            2007                 0.80%    0.80%     11.32     11.32      176,310     1,996,602     1.84%       1.84%       7.70%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2011                 0.80%    0.80%     19.70     19.70      166,392     3,277,371     6.48%       6.48%       3.17%
            2010                 0.80%    0.80%     18.50     18.50      192,220     3,555,744     6.95%       6.95%       3.52%
            2009                 0.80%    0.80%     17.30     17.30      168,445     2,913,582    14.80%      14.80%       8.25%
            2008                 0.80%    0.80%     15.07     15.07      159,397     2,401,613    -4.02%      -4.02%       3.61%
            2007                 0.80%    0.80%     15.70     15.70      151,082     2,371,676     3.52%       3.52%       4.32%
FIDELITY VIP MID CAP SERVICE CLASS
            2011                 0.10%    0.80%      9.87     17.94      284,564     3,697,791   -11.43%     -10.81%       0.16%
            2010                 0.10%    0.80%     11.12     20.12      268,992     3,918,597    27.68%      28.57%       0.26%
            2009                 0.10%    0.80%      8.69     13.10      312,831     3,604,521    38.90%      39.32%       0.62%
            2008                 0.50%    0.80%      7.09      9.41      264,448     2,217,726   -39.99%     -39.81%       0.37%
            2007                 0.50%    0.80%     11.78     15.65      192,168     2,836,774    14.57%      14.91%       0.74%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                 0.10%    0.80%      6.79     14.65      258,345     3,085,199   -17.89%     -17.64%       1.37%
            2010                 0.50%    0.80%      8.25     17.85      235,560     3,396,718    12.09%      12.43%       1.23%
            2009                 0.50%    0.80%      7.35     15.92      296,217     3,888,367    25.43%      25.81%       2.18%
            2008                 0.50%    0.80%      7.09     12.69      265,573     2,973,172   -44.31%     -44.14%       2.57%
            2007                 0.50%    0.80%     12.70     22.79      253,745     5,188,561    16.27%      16.62%       3.17%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2011                 0.10%    0.80%     10.43     17.02      338,051     4,352,290     1.89%       2.61%       5.39%
            2010                 0.10%    0.80%     10.21     16.58      248,380     2,933,491    11.97%      12.75%       7.11%
            2009                 0.10%    0.80%      9.10     11.12      250,364     2,770,581    34.80%      35.21%       8.65%
            2008                 0.50%    0.80%      8.16      8.22      171,702     1,381,629   -29.97%     -29.76%       6.04%
            2007                 0.50%    0.80%     11.65     11.70      110,769     1,293,011     3.18%       3.49%       2.82%


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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                 0.10%    0.80%    $ 9.82    $19.55      312,922   $ 4,485,062    -5.35%      -4.69%       0.00%
            2010                 0.10%    0.80%     10.35     20.51      325,746     4,950,388    26.92%      27.81%       0.00%
            2009                 0.10%    0.80%      8.14     14.81      316,544     3,877,250    42.80%      43.23%       0.00%
            2008                 0.50%    0.80%      6.34     10.37      290,614     2,484,732   -42.80%     -42.63%       0.00%
            2007                 0.50%    0.80%     11.05     18.13      263,841     3,989,493    10.62%      10.95%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                 0.10%    0.80%      8.15     16.09      216,785     2,279,716    -1.58%      -0.89%       2.63%
            2010                 0.10%    0.80%      8.26     16.24      200,574     2,029,719    10.58%      11.36%       1.60%
            2009                 0.10%    0.80%      7.46      9.25      222,932     2,032,106    25.34%      25.72%       2.18%
            2008                 0.50%    0.80%      7.30      7.36      173,532     1,267,605   -37.44%     -37.25%       3.30%
            2007                 0.50%    0.80%     11.67     11.73      146,750     1,717,313     2.90%       3.20%       1.35%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2011                 0.80%    0.80%     14.08     14.08      197,864     2,786,604   -11.16%     -11.16%       1.92%
            2010                 0.80%    0.80%     15.85     15.85      224,642     3,561,118     7.81%       7.81%       1.90%
            2009                 0.80%    0.80%     14.70     14.70      310,259     4,562,074    36.25%      36.25%       3.57%
            2008                 0.80%    0.80%     10.79     10.79      341,997     3,690,903   -40.71%     -40.71%       2.54%
            2007                 0.80%    0.80%     18.20     18.20      305,354     5,558,296    14.87%      14.87%       2.06%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                 0.80%    0.80%     12.30     13.10      299,767     3,766,144   -11.35%     -11.35%       1.72%
            2010                 0.80%    0.80%     13.88     14.77      308,504     4,364,676     7.54%       7.54%       1.87%
            2009                 0.80%    0.80%     12.90     13.74      334,385     4,395,090    35.95%      35.95%       3.40%
            2008                 0.80%    0.80%      9.49     10.10      386,134     3,730,420   -40.85%     -40.85%       2.38%
            2007                 0.80%    0.80%     16.05     17.08      382,124     6,238,532    14.54%      14.54%       1.98%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                 0.80%    0.80%     18.85     18.85       96,848     1,825,278    21.24%      21.24%       9.36%
            2008                 0.80%    0.80%     15.55     15.55       99,735     1,550,428   -25.57%     -25.57%      13.45%
            2007                 0.80%    0.80%     20.89     20.89      186,931     3,904,059     9.44%       9.44%      16.95%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                 0.50%    0.80%     14.77     17.43      448,600     7,570,645    -1.40%      -1.10%       5.22%
            2010                 0.50%    0.80%     14.95     17.64      379,206     6,495,713    13.79%      14.14%       1.44%
            2009                 0.50%    0.80%     13.11     15.47      268,367     4,025,744    18.03%      18.39%      14.25%
            2008                 0.50%    0.80%     12.30     13.08      168,792     2,164,772     5.62%       5.93%       3.33%
            2007                 0.50%    0.80%     12.30     12.36      107,704     1,328,008    10.39%      10.61%       2.67%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                 0.50%    0.80%      8.74     15.05      254,043     3,072,858    -7.54%      -7.26%       1.56%
            2010                 0.50%    0.80%      9.42     16.27      264,972     3,519,568     6.88%       7.20%       1.58%
            2009                 0.50%    0.80%      8.79     15.23      273,596     3,394,660    30.29%      30.68%       3.65%
            2008                 0.50%    0.80%      6.73     11.69      337,224     3,233,361   -42.60%     -42.42%       2.05%
            2007                 0.50%    0.80%     11.68     20.36      360,559     6,001,827     1.74%       2.04%       1.55%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 0.80%    0.80%     12.15     14.20      100,542     1,310,500    -7.72%      -7.72%       1.41%
            2010                 0.80%    0.80%     13.17     15.39      137,780     1,913,820     6.54%       6.54%       1.38%
            2009                 0.80%    0.80%     12.36     14.45      145,909     1,900,965    30.06%      30.06%       3.30%
            2008                 0.80%    0.80%      9.51     11.11      129,370     1,308,397   -42.78%     -42.78%       1.76%
            2007                 0.80%    0.80%     16.61     19.41      136,644     2,407,170     1.53%       1.53%       1.43%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 0.80%    0.80%      4.17     11.52    1,496,108     8,119,292    -8.64%      -8.64%       0.15%
            2010                 0.80%    0.80%      4.56     12.61    1,672,142    10,220,051    14.57%      14.57%       0.75%
            2009                 0.80%    0.80%      3.98     11.01    1,902,740    10,229,855    20.11%      20.11%       0.63%
            2008                 0.80%    0.80%      3.31      9.16    2,003,857     8,945,031   -42.95%     -42.95%       0.00%
            2007                 0.80%    0.80%      5.81     16.06    1,932,500    15,310,454    11.12%      11.12%       0.00%
INVESCO V.I. CORE EQUITY SERIES I
            2011                 0.80%    0.80%      7.66     14.53    1,255,360    11,184,949    -0.86%      -0.86%       0.96%
            2010                 0.80%    0.80%      7.73     14.66    1,357,918    12,276,180     8.68%       8.68%       0.96%
            2009                 0.80%    0.80%      7.11     13.49    1,520,831    12,781,040    27.28%      27.28%       1.84%
            2008                 0.80%    0.80%      5.59     10.60    1,594,354    10,494,398   -30.70%     -30.70%       2.22%
            2007                 0.80%    0.80%      8.06     15.29    1,668,754    15,834,178     7.26%       7.26%       1.11%


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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2011                 0.80%    0.80%    $12.97    $12.97       43,900   $   569,587     6.17%       6.17%       5.18%
            2010                 0.80%    0.80%     12.22     12.22       55,601       679,496     9.17%       9.17%       5.52%
            2009                 0.80%    0.80%     11.19     11.19       51,935       581,378    10.19%      10.19%      10.09%
            2008                 0.80%    0.80%     10.16     10.16       52,756       535,939   -16.40%     -16.40%       8.19%
            2007                 0.80%    0.80%     12.15     12.15       67,291       817,731     0.91%       0.91%       6.94%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 0.80%    0.80%     11.08     20.03      425,995     5,514,703    -7.48%      -7.48%       1.53%
            2010                 0.80%    0.80%     11.98     21.66      435,959     6,107,265    11.96%      11.96%       2.35%
            2009                 0.80%    0.80%     10.70     19.34      456,688     5,738,791    34.16%      34.16%       1.55%
            2008                 0.80%    0.80%      7.97     14.42      477,120     4,403,764   -40.86%     -40.86%       0.53%
            2007                 0.80%    0.80%     13.48     24.37      530,364     8,172,517    13.81%      13.81%       0.44%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2011                 0.80%    0.80%     15.06     17.19      607,991     9,592,351     0.83%       0.83%       2.39%
            2010                 0.80%    0.80%     14.94     17.05      677,781    10,567,853     7.52%       7.52%       2.84%
            2009                 0.80%    0.80%     13.89     15.86      674,700     9,815,849    24.88%      24.88%       3.01%
            2008                 0.80%    0.80%     11.13     12.70      688,640     8,115,819   -16.51%     -16.51%       2.66%
            2007                 0.80%    0.80%     13.33     15.21      735,072    10,372,705     9.66%       9.66%       2.58%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 0.60%    0.80%     15.71     16.91      124,110     2,057,339     0.55%       0.75%       2.23%
            2010                 0.60%    0.80%     15.59     16.82      107,564     1,776,768     7.26%       7.47%       2.60%
            2009                 0.60%    0.80%     14.51     15.68      108,899     1,671,232    24.58%      24.83%       2.77%
            2008                 0.60%    0.80%     11.62     12.59      105,074     1,295,149   -16.73%     -16.56%       2.43%
            2007                 0.60%    0.80%     13.93     15.12      103,951     1,537,619     9.41%       9.63%       2.29%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 0.60%    0.80%     17.05     22.10       84,954     1,570,856    -2.44%      -2.24%       0.00%
            2010                 0.60%    0.80%     17.47     22.65       95,536     1,803,732    24.52%      24.77%       0.00%
            2009                 0.60%    0.80%     14.03     18.19      131,724     2,006,397    43.29%      43.58%       0.00%
            2008                 0.60%    0.80%      9.79     12.70      180,108     1,922,678   -44.30%     -44.19%       0.07%
            2007                 0.60%    0.80%     17.58     22.79      147,453     2,851,926    20.77%      21.01%       0.07%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2011                 0.80%    0.80%      4.92      4.92      561,938     2,766,923    -9.39%      -9.39%       0.00%
            2010                 0.80%    0.80%      5.43      5.43      578,130     3,141,515    23.41%      23.41%       0.00%
            2009                 0.80%    0.80%      4.40      4.40      598,412     2,634,988    55.65%      55.65%       0.00%
            2008                 0.80%    0.80%      2.83      2.83      357,075     1,010,180   -44.42%     -44.42%       0.09%
            2007                 0.80%    0.80%      5.09      5.09      316,268     1,609,769    20.73%      20.73%       0.35%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.80%    0.80%      5.77      9.06      957,196     6,176,533   -14.43%     -14.43%       0.58%
            2010                 0.80%    0.80%      6.74     10.59      989,917     7,555,809    14.91%      14.91%       0.60%
            2009                 0.80%    0.80%      5.87      9.21    1,063,034     7,102,821    36.60%      36.60%       1.44%
            2008                 0.80%    0.80%      4.30      6.75      988,171     4,940,368   -45.10%     -45.10%       1.25%
            2007                 0.80%    0.80%      7.82     12.29      907,735     8,293,704     8.75%       8.75%       0.75%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 0.80%    0.80%      9.75     11.12      141,702     1,479,455   -14.67%     -14.67%       0.49%
            2010                 0.80%    0.80%     11.43     13.04      128,947     1,574,963    14.60%      14.60%       0.49%
            2009                 0.80%    0.80%      9.97     11.38      131,828     1,408,024    36.31%      36.31%       1.26%
            2008                 0.80%    0.80%      7.32      8.35      145,669     1,137,787   -45.25%     -45.25%       1.04%
            2007                 0.80%    0.80%     13.36     15.24      138,354     1,970,876     8.49%       8.49%       0.56%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                 0.50%    0.80%     10.55     14.83       11,030       162,238     3.46%       3.77%       0.00%
            2010                 0.50%    0.80%     10.17     14.31        6,219        88,099    25.69%      26.07%       0.00%
            2009                 0.50%    0.80%      8.07     11.36        1,678        18,977    37.56%      37.98%       0.00%
            2008                 0.50%    0.80%      5.85      8.24        2,561        21,042   -39.47%     -39.29%       0.00%
            2007      6/7/07     0.50%    0.80%      9.63     13.59        3,175        39,262    -3.15%       1.72%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.10%    0.80%     10.48     21.49      252,266     4,232,240     3.19%       3.92%       0.00%
            2010                 0.10%    0.80%     10.14     20.82      292,451     4,999,734    25.38%      26.27%       0.00%
            2009                 0.10%    0.80%      8.07     16.61      313,058     4,332,524    37.22%      37.64%       0.00%
            2008                 0.50%    0.80%      5.87     12.10      339,886     3,500,450   -39.62%     -39.44%       0.00%
            2007                 0.50%    0.80%     10.95     20.05      357,263     6,125,575     2.60%       2.91%       0.00%


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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2011                 0.10%    0.80%    $11.35    $11.44       47,473   $   540,161    11.47%      12.03%       2.67%
            2010      7/1/10     0.10%    0.60%     10.18     10.21        1,839        18,721    -0.34%       1.15%       0.02%
LVIP CAPITAL GROWTH STANDARD CLASS
            2011                 0.10%    0.80%      8.90     16.38       42,695       436,939    -9.74%      -9.10%       0.00%
            2010                 0.10%    0.80%      9.86     18.01       32,836       334,020    18.01%      18.80%       0.06%
            2009                 0.10%    0.80%      8.35      8.35        4,001        34,503    33.80%      33.80%       0.03%
            2008                 0.50%    0.80%      6.24      6.27       28,533       178,978   -42.05%     -41.88%       0.24%
            2007      8/15/07    0.50%    0.80%     10.77     10.79        2,172        23,440    -1.42%      13.93%       0.05%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 0.10%    0.80%      6.90     21.28      205,333     1,486,464    -9.40%      -8.76%       0.00%
            2010                 0.10%    0.80%      7.61     23.32      197,092     1,560,447    17.04%      17.86%       0.00%
            2009                 0.10%    0.80%      6.51      6.56      125,382       892,414    36.73%      37.14%       0.00%
            2008                 0.50%    0.80%      4.76      4.78       98,768       471,606   -42.50%     -42.32%       1.59%
            2007      6/29/07    0.50%    0.80%      8.28      8.29       52,100       431,723   -12.55%       0.53%       0.76%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                 0.10%    0.80%      9.20     19.68       60,982       579,175    -2.56%      -1.87%       0.00%
            2010                 0.10%    0.80%      9.44      9.55       39,993       378,776    23.78%      24.15%       0.11%
            2009                 0.50%    0.80%      7.63      7.69       16,178       123,994    23.66%      24.03%       0.44%
            2008      7/17/08    0.50%    0.80%      6.17      6.20       17,524       108,319   -32.59%     -28.23%       0.66%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.10%    0.80%     13.60     20.70    2,543,215    44,963,087     6.78%       7.53%       3.62%
            2010                 0.10%    0.80%     12.71     19.38    2,349,231    39,804,267     7.62%       8.38%       3.50%
            2009                 0.10%    0.80%     11.78     18.01    2,305,281    36,519,370    17.95%      18.31%       4.47%
            2008                 0.50%    0.80%      9.97     15.27    2,205,554    30,385,961    -3.70%      -3.41%       4.62%
            2007                 0.50%    0.80%     11.03     15.86    2,378,393    34,379,660     4.60%       4.92%       4.96%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2011                 0.10%    0.80%     10.00     10.12       93,061       934,389    -1.04%      -0.30%       2.43%
            2010      6/22/10    0.10%    0.80%     10.11     10.15       48,003       485,726    -0.05%       2.11%       0.74%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 0.50%    0.80%      9.50     15.34      207,680     2,690,376    -2.81%      -2.51%       2.13%
            2010                 0.50%    0.80%      9.75     15.78      210,378     2,815,721    11.59%      11.92%       2.79%
            2009                 0.50%    0.80%      8.72     14.15      210,202     2,532,661    30.94%      31.33%       1.81%
            2008                 0.50%    0.80%      7.71     10.80      196,590     1,809,724   -33.76%     -33.56%       6.63%
            2007                 0.50%    0.80%     11.61     16.31      170,907     2,346,237     5.53%       5.84%       1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.10%    0.80%      8.65     16.94       56,545       601,946     0.39%       1.10%       1.20%
            2010                 0.10%    0.80%      8.60     16.76       43,267       451,103    12.04%      12.83%       1.04%
            2009                 0.10%    0.80%      7.66     10.04       38,979       360,955    23.69%      24.06%       1.16%
            2008                 0.50%    0.80%      6.18      8.10       34,871       261,164   -36.28%     -36.09%       1.59%
            2007                 0.50%    0.80%     12.69     12.69       18,974       232,853     5.48%       5.48%       1.28%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.10%    0.80%      8.84     16.07       76,209       997,194    -0.16%       0.14%       0.83%
            2010                 0.50%    0.80%     10.34     16.10       61,411       757,536    10.68%      11.01%       0.60%
            2009                 0.50%    0.80%      9.31     14.55       65,433       736,331    28.96%      29.35%       0.70%
            2008                 0.50%    0.80%      7.20     11.28       74,821       652,608   -34.93%     -34.74%       0.90%
            2007                 0.50%    0.80%     11.03     17.33       85,652     1,112,627     2.15%       2.45%       0.89%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.10%    0.80%      9.12     19.67       48,430       506,642    -5.96%      -5.30%       0.39%
            2010                 0.10%    0.80%      9.70      9.81       49,064       480,442    29.60%      29.99%       0.77%
            2009                 0.50%    0.80%      7.48      7.54       49,640       373,176    29.40%      29.79%       0.86%
            2008                 0.50%    0.80%      5.78      5.80       51,148       296,767   -37.14%     -37.01%       1.69%
            2007      7/17/07    0.60%    0.80%      9.20      9.21        4,007        36,891    -8.90%       1.12%       1.15%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011      7/28/11    0.10%    0.80%     10.41     10.46        6,014        62,859     0.49%       3.44%       0.61%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 0.10%    0.80%     11.69     11.93      196,298     2,334,931     0.28%       0.99%       9.10%
            2010                 0.10%    0.80%     11.65     11.81       34,613       404,955     8.80%       9.56%       4.81%
            2009      7/6/09     0.10%    0.80%     10.71     10.78       10,195       109,268    -0.86%       5.89%       1.96%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.10%    0.80%    $ 6.52    $16.24      315,344   $ 2,754,242    -6.44%      -5.78%       0.21%
            2010                 0.10%    0.80%      6.97     14.91      307,430     2,855,356    10.46%      10.79%       0.71%
            2009                 0.50%    0.80%      6.31     13.50      355,348     2,942,418    37.42%      37.83%       0.84%
            2008                 0.50%    0.80%      4.59      9.82      370,420     2,193,697   -41.29%     -41.12%       0.70%
            2007                 0.50%    0.80%      7.82     16.73      352,912     3,472,128    19.46%      19.70%       0.30%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2011                 0.10%    0.80%     11.09     11.22       47,687       533,133     1.96%       2.67%       7.29%
            2010      6/9/10     0.10%    0.80%     10.88     10.92        8,378        91,352     0.91%      11.67%       3.63%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                 0.10%    0.80%      7.68     16.23      107,843       848,860   -10.59%      -9.96%       2.83%
            2010                 0.10%    0.80%      8.59     18.03      117,916     1,024,938    12.21%      13.00%       0.82%
            2009                 0.10%    0.80%      7.66      7.72      113,747       874,589    34.77%      35.17%       0.87%
            2008                 0.50%    0.80%      5.68      5.71      123,175       701,835   -49.35%     -49.20%       1.62%
            2007      8/9/07     0.50%    0.80%     11.22     11.24       30,361       340,899    -4.43%      17.14%       1.01%
LVIP MFS VALUE STANDARD CLASS
            2011                 0.10%    0.80%      8.64     16.54      412,184     3,769,639    -0.90%      -0.20%       1.59%
            2010                 0.10%    0.80%      8.72     16.57      343,936     3,043,802    10.70%      11.48%       1.63%
            2009                 0.10%    0.80%      7.88      7.94      183,643     1,454,029    20.00%      20.36%       1.26%
            2008                 0.50%    0.80%      6.58      6.60      176,114     1,158,686   -32.70%     -32.63%       1.98%
            2007      9/18/07    0.50%    0.60%      9.78      9.79        6,071        59,415    -1.54%      -1.31%       0.79%
LVIP MID-CAP VALUE STANDARD CLASS
            2011                 0.10%    0.80%      7.99     19.50       58,763       504,755   -10.04%      -9.41%       0.00%
            2010                 0.10%    0.80%      8.88      8.98       51,685       472,449    22.91%      23.28%       0.27%
            2009                 0.50%    0.80%      7.23      7.28       44,421       322,552    41.30%      41.73%       0.55%
            2008                 0.50%    0.80%      5.13      5.14       37,888       194,415   -41.06%     -41.00%       0.38%
            2007      7/18/07    0.50%    0.60%      8.70      8.71       17,967       156,424   -14.88%      -9.26%       0.57%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.10%    0.80%      7.44     18.24      485,004     6,868,472    -4.98%      -4.31%       3.06%
            2010                 0.10%    0.80%      7.81     19.19      497,627     7,465,078     1.65%       2.34%       3.18%
            2009                 0.10%    0.80%      7.67     18.88      562,304     8,486,133    20.27%      20.63%       3.38%
            2008                 0.50%    0.80%      6.36     15.70      581,885     7,471,477   -37.16%     -36.97%       4.83%
            2007                 0.50%    0.80%     13.16     24.98      600,038    12,644,350    10.60%      10.93%       2.15%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.10%    0.80%     10.00     12.73    3,284,677    36,887,918    -0.77%      -0.07%       0.03%
            2010                 0.10%    0.80%     10.01     12.82    3,259,823    36,720,381    -0.75%      -0.05%       0.05%
            2009                 0.10%    0.80%     10.41     12.92    3,355,894    38,171,200    -0.50%      -0.20%       0.30%
            2008                 0.50%    0.80%     10.44     12.98    3,131,992    36,725,669     1.53%       1.83%       2.28%
            2007                 0.50%    0.80%     10.78     12.79    2,482,044    28,966,948     4.13%       4.44%       4.85%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 0.60%    0.80%     10.87     10.97       52,987       579,951     0.44%       0.64%       0.77%
            2010                 0.60%    0.80%     10.82     10.90       49,801       541,754    10.58%      10.80%       1.16%
            2009                 0.60%    0.80%      9.79      9.84       43,868       431,003    23.42%      23.66%       1.99%
            2008      2/11/08    0.60%    0.80%      7.93      7.96       14,144       112,521   -21.29%     -18.50%       5.32%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 0.50%    0.80%     10.34     10.48       81,511       846,518    -0.60%      -0.37%       0.76%
            2010                 0.50%    0.80%     10.40     10.52       78,702       821,303    11.14%      11.59%       1.45%
            2009                 0.50%    0.80%      9.41      9.43       42,405       398,314    24.91%      25.00%       2.09%
            2008                 0.50%    0.60%      7.53      7.54       11,418        85,988   -27.33%     -27.26%       2.38%
            2007      8/29/07    0.50%    0.60%     10.36     10.37        3,514        36,414     0.92%       5.08%       0.41%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 0.50%    0.80%     10.04     10.18      100,191     1,014,665    -1.36%      -1.06%       0.60%
            2010                 0.50%    0.80%     10.18     10.29      126,714     1,298,898    11.65%      11.98%       0.87%
            2009                 0.50%    0.80%      9.11      9.19      133,846     1,225,610    26.93%      27.31%       1.96%
            2008                 0.50%    0.80%      7.22      7.22       64,121       461,742   -31.12%     -31.12%       1.14%
            2007     11/6/07     0.50%    0.50%     10.48     10.48       19,064       199,726    -1.98%      -1.98%       0.40%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 0.60%    0.80%    $ 9.41    $ 9.50       98,731   $   931,311    -2.25%      -2.05%       0.60%
            2010                 0.60%    0.80%      9.63      9.70       88,543       854,164    12.76%      12.99%       0.92%
            2009                 0.60%    0.80%      8.59      8.59       75,993       650,035    30.17%      30.17%       1.96%
            2008                 0.50%    0.60%      6.61      6.61       13,099        86,457   -35.87%     -35.87%       0.99%
            2007     12/28/07    0.50%    0.50%     10.30     10.30        2,220        22,864    -0.43%      -0.43%       0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.10%    0.80%     11.66     15.18      351,319     4,749,064     2.86%       3.58%       2.23%
            2010                 0.10%    0.80%     11.31     13.58      246,996     3,308,522     9.61%       9.95%       4.88%
            2009                 0.50%    0.80%     11.49     12.36      144,434     1,762,258    23.83%      24.23%       4.36%
            2008                 0.50%    0.80%      9.25      9.96       72,580       717,557   -19.09%     -18.85%       2.31%
            2007                 0.50%    0.80%     12.22     12.29       50,442       615,005     6.92%       7.13%       1.98%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.10%    0.80%      9.63     16.60    1,271,142    14,978,144    -0.80%      -0.10%       2.04%
            2010                 0.10%    0.80%      9.69     16.62    1,131,052    13,406,421    11.82%      12.61%       3.07%
            2009                 0.10%    0.80%      8.65     11.61      911,896     9,823,900    28.00%      28.39%       4.80%
            2008                 0.50%    0.80%      7.80      9.05      736,875     6,292,005   -33.95%     -33.75%       1.37%
            2007                 0.50%    0.80%     11.78     13.68      214,601     2,825,311     8.94%       9.26%       2.25%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.10%    0.80%     10.65     15.98    1,341,277    16,585,570     0.36%       1.07%       1.80%
            2010                 0.10%    0.80%     10.59     15.81    1,192,536    14,783,404    11.07%      11.85%       3.45%
            2009                 0.10%    0.80%      9.52     12.16      771,394     8,590,830    27.02%      27.40%       4.77%
            2008                 0.50%    0.80%      8.49      9.55      568,941     4,984,877   -27.20%     -26.98%       2.36%
            2007                 0.50%    0.80%     13.03     13.10      315,304     3,900,961     8.40%       8.61%       2.49%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 0.10%    0.80%     11.94     12.04      117,874     1,416,006     6.54%       7.29%       3.20%
            2010                 0.10%    0.80%     11.13     11.28       66,766       751,516     5.12%       5.85%       2.06%
            2009                 0.10%    0.80%     10.70     10.70       48,009       513,434     3.90%       3.90%       1.73%
            2008      8/28/08    0.60%    0.60%     10.30     10.30       18,725       192,916     3.67%       3.97%       1.42%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2011                 0.10%    0.60%     10.83     10.83        3,779        40,938     2.07%       2.07%       0.89%
            2010     11/15/10    0.60%    0.60%     10.61     10.61        1,048        11,128     1.36%       1.36%       0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011      1/7/11     0.60%    0.60%     10.80     10.80          134         1,449     2.11%       2.11%       0.15%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2011                 0.10%    0.80%      7.33     17.52       16,535       132,743   -12.83%     -12.22%       2.57%
            2010                 0.10%    0.80%      8.45     19.96       14,100       129,189     6.61%       7.14%       1.53%
            2009      5/21/09    0.10%    0.60%      7.92     18.63        1,273        11,562    -5.38%      10.73%       1.72%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 0.10%    0.80%     12.48     24.61      118,791     1,508,862   -15.62%     -15.02%       1.74%
            2010                 0.10%    0.80%     14.79     28.96      264,029     4,353,411    26.75%      27.64%       1.78%
            2009                 0.10%    0.80%     11.71     11.71       43,300       637,329    88.76%      88.76%       1.55%
            2008     10/24/08    0.60%    0.60%      6.20      6.20        2,650        16,438     1.75%      18.15%       1.37%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 0.10%    0.80%      8.45     16.84      416,107     4,647,227    -0.58%       0.12%       1.42%
            2010                 0.10%    0.80%      8.49     12.05      358,181     4,044,081     7.87%       8.19%       1.36%
            2009                 0.50%    0.80%      7.85     11.15      191,868     1,922,563    29.75%      30.14%       6.81%
            2008                 0.50%    0.80%      7.07      8.57      180,264     1,376,821   -40.93%     -40.76%       0.68%
            2007                 0.50%    0.80%     14.48     14.48       81,918     1,118,812    10.35%      10.35%       1.29%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 0.10%    0.80%      6.78     15.25       84,713       580,571   -13.08%     -12.46%       1.04%
            2010                 0.10%    0.80%      7.80      7.84       66,839       539,874     6.20%       6.41%       1.52%
            2009                 0.60%    0.80%      7.35      7.35       52,447       386,137    26.83%      26.83%       3.04%
            2008      7/23/08    0.80%    0.80%      5.79      5.79        3,157        18,287   -34.18%     -34.18%       0.85%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
            2011                 0.10%    0.80%     10.11     20.89       25,007       269,815     1.50%       2.21%       1.74%
            2010                 0.10%    0.80%      9.96     10.01       17,363       178,087    18.24%      18.48%       1.35%
            2009                 0.60%    0.80%      8.42      8.42       13,722       115,576    34.24%      34.24%       1.20%
            2008      9/23/08    0.80%    0.80%      6.27      6.27       14,227        89,253   -26.54%     -26.54%       0.61%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
            2011                 0.10%    0.60%    $10.86    $10.86       48,523   $   529,269    -0.83%      -0.83%       0.44%
            2010     11/4/10     0.60%    0.60%     10.95     10.95       14,061       154,000    -0.58%      -0.58%       0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.10%    0.60%     10.82     10.82       31,861       345,280    -0.31%      -0.31%       0.26%
            2010     12/9/10     0.60%    0.60%     10.86     10.86       18,752       203,564     1.34%       1.34%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2011      5/26/11    0.10%    0.60%     10.81     10.88       17,648       190,937    -5.99%      -5.29%       0.09%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011      3/1/11     0.10%    0.60%     10.96     11.04        9,890       108,556    -7.38%       3.94%       0.63%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.10%    0.80%      8.76     17.74      486,720     4,952,338     1.04%       1.75%       1.06%
            2010                 0.10%    0.80%      8.65     17.44      333,737     3,336,171    13.81%      14.57%       1.20%
            2009                 0.10%    0.80%      7.58      9.32      332,657     2,879,662    25.10%      25.48%       1.44%
            2008                 0.50%    0.80%      6.82      7.44      193,641     1,374,930   -37.70%     -37.51%       4.45%
            2007      4/27/07    0.50%    0.80%     10.91     11.91       63,494       728,387    -3.50%       1.37%       2.28%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.10%    0.80%      8.93     19.12       72,597       665,480    -5.32%      -4.66%       0.37%
            2010                 0.10%    0.80%      9.44     20.05       61,638       619,883    25.18%      26.06%       0.59%
            2009                 0.10%    0.80%      7.54      7.60       52,028       399,098    25.00%      25.39%       0.95%
            2008                 0.50%    0.80%      6.03      6.06       32,004       193,522   -34.50%     -34.30%       1.30%
            2007      6/25/07    0.50%    0.80%      9.21      9.22       12,664       116,683    -7.32%       0.45%       0.93%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
            2011                 0.10%    0.80%     12.25     25.09       17,122       274,124    -2.99%      -2.31%       1.92%
            2010                 0.10%    0.80%     12.63     25.69       13,516       196,970    26.73%      27.63%       2.39%
            2009                 0.10%    0.80%      9.97      9.97        4,815        52,500    50.45%      50.45%       2.04%
            2008      7/23/08    0.80%    0.80%      6.62      6.62        2,999        19,863   -28.51%     -28.51%       0.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                 0.10%    0.80%      9.24     17.54       98,310       985,001    -2.44%      -1.75%       0.00%
            2010                 0.10%    0.80%      9.47      9.54       46,294       442,852    15.80%      16.03%       0.00%
            2009                 0.60%    0.80%      8.18      8.22       29,883       245,479    41.94%      42.23%       0.00%
            2008                 0.60%    0.80%      5.76      5.78       13,195        76,262   -42.31%     -42.19%       0.35%
            2007      8/20/07    0.60%    0.80%      9.99     10.00        2,565        25,646     4.82%       5.23%       0.35%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 0.10%    0.80%     10.23     20.28       89,272     1,353,106    -4.63%      -3.96%       0.00%
            2010                 0.10%    0.80%     10.70     18.89      113,563     1,820,880    27.35%      27.73%       0.00%
            2009                 0.50%    0.80%      8.39     14.83      108,643     1,348,655    45.18%      45.61%       0.11%
            2008                 0.50%    0.80%      6.54     10.22       90,299       768,800   -43.23%     -43.06%       0.00%
            2007                 0.50%    0.80%     14.94     18.00       89,421     1,343,702    12.68%      12.91%       0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.10%    0.80%      7.93     15.99       72,418       605,509    -3.67%      -3.19%       2.41%
            2010                 0.10%    0.60%      8.23      8.26       53,048       457,604     5.93%       6.04%       2.45%
            2009                 0.50%    0.60%      7.77      7.79       25,596       199,000    27.33%      27.47%       2.33%
            2008                 0.50%    0.80%      6.10      6.11       13,502        82,413   -38.14%     -38.07%       3.26%
            2007      7/18/07    0.50%    0.60%      9.87      9.87        2,507        24,742    -3.45%      -0.17%       2.93%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                 0.10%    0.80%      9.44      9.57       99,899       953,071    -8.33%      -8.05%       0.00%
            2010                 0.50%    0.80%     10.30     10.41       77,599       802,523    26.23%      26.61%       0.00%
            2009                 0.50%    0.80%      8.16      8.22       72,307       591,591    47.24%      47.68%       0.00%
            2008                 0.50%    0.80%      5.56      5.57       52,027       288,856   -49.61%     -49.55%       0.00%
            2007      6/22/07    0.50%    0.60%     11.03     11.04       15,069       166,288     7.45%       8.11%       0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
            2011      7/21/11    0.10%    0.60%      9.42      9.45          969         9,140    -6.69%      12.41%       0.71%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
            2011      9/21/11    0.60%    0.60%      8.41      8.41       18,997       159,728     1.32%       1.32%       0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.10%    0.80%    $ 7.97    $17.98      233,090   $ 2,744,174    -3.35%      -2.67%       0.96%
            2010                 0.10%    0.80%      8.23     18.47      229,664     2,791,888    16.99%      17.81%       0.95%
            2009                 0.10%    0.80%      7.02     10.70      307,618     3,173,032    22.32%      22.69%       1.22%
            2008                 0.50%    0.80%      6.73      8.75      299,879     2,548,489   -38.81%     -38.63%       1.55%
            2007                 0.50%    0.80%     12.44     14.30      286,146     4,010,177     3.52%       3.73%       1.20%
M BUSINESS OPPORTUNITY VALUE
            2011                 0.50%    0.60%      8.10     12.33       51,321       568,970    -4.69%      -4.59%       0.37%
            2010                 0.50%    0.60%      8.50     12.94       50,033       586,217     8.62%       8.73%       0.76%
            2009                 0.50%    0.60%      7.82     11.91       48,539       531,912    23.83%      23.96%       0.88%
            2008                 0.50%    0.60%      7.43      9.62       26,349       226,092   -34.88%     -34.81%       0.04%
            2007                 0.50%    0.60%     11.39     14.77       17,031       228,147     4.81%       4.91%       1.12%
M CAPITAL APPRECIATION
            2011                 0.50%    0.80%      9.97     21.94       50,561       901,681    -7.96%      -7.69%       0.00%
            2010                 0.50%    0.80%     10.81     23.83       45,648       893,186    25.99%      26.37%       0.21%
            2009                 0.50%    0.80%      8.57     18.92       50,385       778,891    47.42%      47.86%       0.04%
            2008                 0.50%    0.80%      6.46     12.83       78,194       803,848   -42.49%     -42.32%       0.00%
            2007                 0.50%    0.80%     16.95     22.31       67,996     1,227,363    11.03%      11.25%       0.00%
M INTERNATIONAL EQUITY
            2011                 0.50%    0.80%      6.55     17.26      108,081     1,374,512   -14.25%     -13.99%       3.36%
            2010                 0.50%    0.80%      7.63     20.12       93,228     1,401,581     3.77%       4.09%       3.44%
            2009                 0.50%    0.80%      7.34     19.39       84,915     1,259,527    24.28%      24.66%       2.36%
            2008                 0.50%    0.80%      7.35     15.60      113,840     1,346,840   -40.32%     -40.14%       3.91%
            2007                 0.50%    0.80%     12.28     26.14      108,775     2,225,907     7.15%       7.47%       2.16%
M LARGE CAP GROWTH
            2011                 0.50%    0.80%      9.36     16.86       57,472       818,941    -1.59%      -1.30%       0.00%
            2010                 0.50%    0.80%      9.49     17.13       55,155       804,498    22.08%      22.45%       0.34%
            2009                 0.50%    0.80%      7.76     14.03       75,377       947,078    36.31%      36.72%       0.62%
            2008                 0.50%    0.80%      6.29     10.29       91,193       837,856   -49.38%     -49.23%       0.02%
            2007                 0.50%    0.80%     16.92     20.34       62,768     1,138,627    21.45%      21.70%       0.46%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 0.60%    0.80%     11.98     14.73       64,128       809,902    -1.81%      -1.61%       0.97%
            2010                 0.60%    0.80%     12.20     15.00       66,992       867,299    16.28%      16.51%       1.01%
            2009                 0.60%    0.80%     10.50     12.90       50,706       580,465    31.38%      31.64%       1.66%
            2008                 0.60%    0.80%      7.99      9.82       55,844       483,505   -39.64%     -39.52%       0.78%
            2007                 0.60%    0.80%     13.24     16.27       54,254       779,912    10.26%      10.48%       0.34%
MFS VIT GROWTH INITIAL CLASS
            2011                 0.10%    0.80%      6.74     17.64      698,904     6,423,476    -1.12%      -0.42%       0.19%
            2010                 0.10%    0.80%      6.82     17.84      795,737     7,298,040    14.42%      14.65%       0.12%
            2009                 0.60%    0.80%      5.96     15.59      806,070     6,505,627    36.58%      36.85%       0.32%
            2008                 0.60%    0.80%      4.36     11.41      841,046     4,974,112   -37.92%     -37.79%       0.23%
            2007                 0.60%    0.80%      7.03     18.39      893,622     8,464,685    20.21%      20.45%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 0.10%    0.80%      9.76     16.99    1,038,449    15,646,699     0.96%       1.67%       2.60%
            2010                 0.10%    0.80%      9.65     16.83    1,145,886    17,212,524     9.05%       9.38%       2.68%
            2009                 0.50%    0.80%      8.83     15.43    1,182,987    16,549,287    17.09%      17.44%       3.58%
            2008                 0.50%    0.80%      8.73     13.18    1,164,594    13,966,695   -22.75%     -22.52%       3.09%
            2007                 0.50%    0.80%     11.27     17.06    1,223,783    19,003,484     3.38%       3.70%       2.67%
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.10%    0.80%     10.44     33.35      617,025    12,893,297     5.93%       6.68%       3.16%
            2010                 0.10%    0.80%      9.83     31.48      616,817    12,318,015    12.90%      13.69%       3.22%
            2009                 0.10%    0.80%      8.69     27.89      670,448    11,993,015    32.16%      32.55%       5.06%
            2008                 0.50%    0.80%      9.95     21.10      732,088    10,072,633   -38.17%     -37.98%       1.52%
            2007                 0.50%    0.80%     16.05     34.13      746,076    16,697,622    26.88%      27.26%       0.92%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.50%    0.80%      9.55     19.72    1,024,478    11,746,694    -0.33%      -0.03%       0.00%
            2010                 0.50%    0.80%      9.58     19.79    1,082,583    12,629,264    28.07%      28.45%       0.00%
            2009                 0.50%    0.80%      7.48     15.45    1,130,900    10,272,522    30.55%      30.94%       0.00%
            2008                 0.50%    0.80%      5.73     11.84    1,030,583     7,165,368   -43.82%     -43.65%       0.00%
            2007                 0.50%    0.80%     10.20     21.07    1,045,772    12,834,285    21.55%      21.92%       0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  -----------  ---------  ----------  ----------
NB AMT PARTNERS I CLASS
            2011                 0.80%    0.80%    $11.37    $12.17      112,334   $ 1,338,622   -12.06%     -12.06%       0.00%
            2010                 0.80%    0.80%     12.93     13.84      122,824     1,668,236    14.74%      14.74%       0.67%
            2009                 0.80%    0.80%     11.27     12.06      130,659     1,542,861    54.83%      54.83%       2.50%
            2008                 0.80%    0.80%      7.28      7.79      203,440     1,562,004   -52.77%     -52.77%       0.55%
            2007                 0.80%    0.80%     15.42     16.50      188,830     3,064,266     8.46%       8.46%       0.63%
NB AMT REGENCY I CLASS
            2011                 0.50%    0.80%      9.89     17.37      164,695     2,549,969    -7.24%      -6.96%       0.63%
            2010                 0.50%    0.80%     10.63     18.73      178,156     2,986,105    25.18%      25.56%       0.70%
            2009                 0.50%    0.80%      8.46     14.96      214,905     2,870,568    45.39%      45.83%       1.79%
            2008                 0.50%    0.80%      5.80     10.29      246,469     2,252,426   -46.25%     -46.09%       1.22%
            2007                 0.50%    0.80%     10.77     19.15      268,776     4,613,432     2.48%       2.79%       0.45%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2011                 0.10%    0.80%     14.24     14.50      218,134     3,126,656    -8.30%      -7.65%      13.51%
            2010                 0.10%    0.80%     15.52     15.70      135,686     2,114,205    23.53%      24.40%      16.04%
            2009      6/8/09     0.10%    0.80%     12.57     12.62       38,706       487,139    13.28%      26.15%       8.13%
PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
            2008                 0.00%    0.00%        --        --           --            --     0.00%       0.00%       1.51%
            2007                 0.80%    0.80%     17.71     17.71       27,248       482,481     6.55%       6.55%       0.81%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                 0.80%    0.80%     11.46     11.46       35,244       403,742    23.71%      23.71%       2.44%
            2008                 0.80%    0.80%      9.26      9.26       35,212       326,065   -30.33%     -30.33%       3.34%
            2007                 0.80%    0.80%     13.29     13.29       44,938       597,247     2.23%       2.23%       2.17%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 0.80%    0.80%     11.51     13.77       32,072       382,452    -1.97%      -1.97%       0.78%
            2010                 0.80%    0.80%     11.74     14.05       29,796       363,292     1.65%       1.65%       2.03%
            2009                 0.80%    0.80%     11.55     13.82       32,861       393,684    25.00%      25.00%       0.00%
            2008                 0.80%    0.80%      9.24     11.05       36,618       360,265   -17.73%     -17.73%       0.00%
            2007                 0.80%    0.80%     11.23     13.44       76,817       892,386    -1.39%      -1.35%       0.78%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 0.80%    0.80%     10.73     12.24       68,817       750,288    -5.40%      -5.40%       1.24%
            2010                 0.80%    0.80%     11.34     12.93       67,399       775,888    13.47%      13.47%       1.56%
            2009                 0.80%    0.80%      9.99     11.40       68,422       692,959    28.78%      28.78%       2.61%
            2008                 0.80%    0.80%      7.76      8.85       46,856       369,505   -39.19%     -39.19%       2.13%
            2007                 0.80%    0.80%     12.76     14.55       50,856       657,604    -6.79%      -6.79%       1.62%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                              AGGREGATE   AGGREGATE
                                                               COST OF    PROCEEDS
SUBACCOUNT                                                    PURCHASES  FROM SALES
-----------------------------------------------------------  ----------  ----------
ABVPSF Global Thematic Growth Class A                        $  199,273  $  203,483
ABVPSF Growth and Income Class A                                463,777     820,362
ABVPSF International Value Class A                              624,089     422,934
ABVPSF Large Cap Growth Class A                                 210,814     144,561
ABVPSF Small/Mid Cap Value Class A                            1,666,299   1,403,445
American Century VP Inflation Protection Class I              2,038,540   1,187,668
American Funds Global Growth Class 2                          1,408,487   1,219,151
American Funds Global Small Capitalization Class 2              993,562   1,407,462
American Funds Growth Class 2                                 2,397,311   5,310,778
American Funds Growth-Income Class 2                          2,719,827   3,830,562
American Funds International Class 2                          3,707,030   2,650,508
BlackRock Global Allocation V.I. Class I                      7,272,501   3,010,369
Delaware VIP Diversified Income Standard Class                4,123,198   2,828,313
Delaware VIP Emerging Markets Standard Class                  3,869,718   3,132,747
Delaware VIP High Yield Standard Class                        6,268,814   4,922,023
Delaware VIP Limited-Term Diversified Income Standard Class   1,494,946     952,246
Delaware VIP REIT Standard Class                              3,038,951   5,335,445
Delaware VIP Small Cap Value Standard Class                   2,135,534   3,078,300
Delaware VIP Smid Cap Growth Standard Class                   1,983,817   3,082,198
Delaware VIP U.S. Growth Standard Class                         373,548     199,516
Delaware VIP Value Standard Class                             1,948,987   1,018,674
DWS VIP Alternative Asset Allocation Plus Class A               559,135     539,455
DWS VIP Equity 500 Index Class A                              4,155,485   7,882,238
DWS VIP Small Cap Index Class A                                 317,493     903,002
Fidelity VIP Asset Manager Initial Class                        187,617     261,578
Fidelity VIP Contrafund Service Class                         2,788,303   2,262,479
Fidelity VIP Equity-Income Initial Class                        616,746     872,765
Fidelity VIP Equity-Income Service Class                        208,540     391,486
Fidelity VIP Growth Service Class                             1,140,002     864,702
Fidelity VIP Growth Opportunities Service Class                 116,260     160,168
Fidelity VIP High Income Service Class                          357,338     600,787
Fidelity VIP Investment Grade Bond Initial Class                452,961     774,531
Fidelity VIP Mid Cap Service Class                              699,594     462,251
Fidelity VIP Overseas Service Class                             711,860     349,658
FTVIPT Franklin Income Securities Class 1                     2,227,785     753,725
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         367,783     632,133
FTVIPT Mutual Shares Securities Class 1                         885,075     566,668
FTVIPT Templeton Foreign Securities Class 1                     192,013     581,124
FTVIPT Templeton Foreign Securities Class 2                     430,404     493,521
FTVIPT Templeton Global Bond Securities Class 1               2,836,616   1,275,316
FTVIPT Templeton Growth Securities Class 1                      341,685     535,941
FTVIPT Templeton Growth Securities Class 2                      147,238     624,189
Invesco V.I. Capital Appreciation Series I                      504,549   1,887,849
Invesco V.I. Core Equity Series I                               626,389   1,630,746
Invesco V.I. Diversified Income Series I                        116,082     237,455
Invesco V.I. International Growth Series I                      340,975     438,932
Janus Aspen Series Balanced Institutional Class               1,530,514   1,941,444
Janus Aspen Series Balanced Service Class                       536,763     129,408
Janus Aspen Series Enterprise Service Class                      70,751     275,379
Janus Aspen Series Global Technology Service Class              206,326     312,778
Janus Aspen Series Worldwide Institutional Class                564,211     931,712
Janus Aspen Series Worldwide Service Class                      273,576     120,031
LVIP Baron Growth Opportunities Standard Class                   96,909      21,553
LVIP Baron Growth Opportunities Service Class                   652,404   1,682,816
LVIP BlackRock Inflation Protected Bond Standard Class        2,172,561   1,637,087
LVIP Capital Growth Standard Class                              164,959      26,835
LVIP Cohen & Steers Global Real Estate Standard Class           511,028     442,986
LVIP Columbia Value Opportunities Standard Class                274,396      54,880

                                                                       AGGREGATE    AGGREGATE
                                                                        COST OF      PROCEEDS
SUBACCOUNT                                                             PURCHASES    FROM SALES
--------------------------------------------------------------------  -----------  -----------
LVIP Delaware Bond Standard Class                                     $11,672,806  $ 8,110,908
LVIP Delaware Diversified Floating Rate Standard Class                    570,141       96,699
LVIP Delaware Foundation Aggressive Allocation Standard Class             169,431      179,654
LVIP Delaware Growth and Income Standard Class                            229,971       69,644
LVIP Delaware Social Awareness Standard Class                             622,677      368,432
LVIP Delaware Special Opportunities Standard Class                        365,465      316,029
LVIP Dimensional/Vanguard Total Bond Standard Class                        63,441        1,426
LVIP Global Income Standard Class                                       2,406,094      289,421
LVIP Janus Capital Appreciation Standard Class                            354,713      278,976
LVIP JPMorgan High Yield Standard Class                                   664,919      199,105
LVIP MFS International Growth Standard Class                              164,897      222,371
LVIP MFS Value Standard Class                                           1,391,035      611,635
LVIP Mid-Cap Value Standard Class                                         150,138       72,931
LVIP Mondrian International Value Standard Class                          893,077      984,255
LVIP Money Market Standard Class                                       29,526,448   32,424,436
LVIP Protected Profile 2010 Standard Class                                 59,388       23,817
LVIP Protected Profile 2020 Standard Class                                 62,946       33,407
LVIP Protected Profile 2030 Standard Class                                127,728      418,812
LVIP Protected Profile 2040 Standard Class                                157,697       62,453
LVIP Protected Profile Conservative Standard Class                      1,512,507      117,888
LVIP Protected Profile Growth Standard Class                            2,957,707    1,079,030
LVIP Protected Profile Moderate Standard Class                          4,973,321    2,942,097
LVIP SSgA Bond Index Standard Class                                     1,244,284      615,712
LVIP SSgA Conservative Index Allocation Standard Class                     30,645        1,409
LVIP SSgA Conservative Structured Allocation Standard Class                54,216       53,850
LVIP SSgA Developed International 150 Standard Class                       44,772       17,643
LVIP SSgA Emerging Markets 100 Standard Class                           2,105,415    3,688,529
LVIP SSgA Global Tactical Allocation Standard Class                       855,109      198,702
LVIP SSgA International Index Standard Class                            2,444,738    2,190,457
LVIP SSgA Large Cap 100 Standard Class                                    142,979       43,181
LVIP SSgA Moderate Index Allocation Standard Class                        422,223       39,362
LVIP SSgA Moderate Structured Allocation Standard Class                   137,789       27,092
LVIP SSgA Moderately Aggressive Index Allocation Standard Class           194,980        4,501
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class      246,871      141,212
LVIP SSgA S&P 500 Index Standard Class                                  4,524,583    2,840,700
LVIP SSgA Small-Cap Index Standard Class                                  172,329       99,614
LVIP SSgA Small-Mid Cap 200 Standard Class                                143,756       58,668
LVIP T. Rowe Price Growth Stock Standard Class                            758,470      208,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               261,723      683,898
LVIP Templeton Growth Standard Class                                      296,310      106,266
LVIP Turner Mid-Cap Growth Standard Class                                 530,426      326,406
LVIP Vanguard Domestic Equity ETF Standard Class                            9,645           15
LVIP Vanguard International Equity ETF Standard Class                     165,357        1,373
LVIP Wells Fargo Intrinsic Value Standard Class                           309,733      280,387
M Business Opportunity Value                                              115,099      110,227
M Capital Appreciation                                                    384,157      210,081
M International Equity                                                    367,305      157,450
M Large Cap Growth                                                        245,659      224,440
MFS VIT Core Equity Initial Class                                          30,502       68,346
MFS VIT Growth Initial Class                                              531,851    1,435,279
MFS VIT Total Return Initial Class                                      1,129,998    3,136,188
MFS VIT Utilities Initial Class                                         1,949,339    1,825,105
NB AMT Mid-Cap Growth I Class                                             566,806    1,574,632
NB AMT Partners I Class                                                    80,275      237,068
NB AMT Regency I Class                                                    254,418      500,595
PIMCO VIT Commodity Real Return Administrative Class                    6,206,869    4,119,839
Putnam VT Global Health Care Class IB                                      77,134       36,265
Putnam VT Growth & Income Class IB                                         85,616       64,410

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                         NET
                                                               SHARES    ASSET  FAIR VALUE
SUBACCOUNT                                                     OWNED     VALUE   OF SHARES   COST OF SHARES
-----------------------------------------------------------  ---------  ------  -----------  --------------
ABVPSF Global Thematic Growth Class A                           64,601  $14.87  $   960,622   $ 1,034,038
ABVPSF Growth and Income Class A                               367,605   18.05    6,635,273     7,490,791
ABVPSF International Value Class A                             198,140   11.50    2,278,610     3,249,224
ABVPSF Large Cap Growth Class A                                 60,021   26.86    1,612,168     1,492,301
ABVPSF Small/Mid Cap Value Class A                             527,262   15.46    8,151,463     8,042,454
American Century VP Inflation Protection Class I               826,252   11.78    9,733,245     8,874,026
American Funds Global Growth Class 2                           436,282   19.29    8,415,882     8,723,547
American Funds Global Small Capitalization Class 2             527,163   17.04    8,982,851     9,916,124
American Funds Growth Class 2                                  839,853   51.68   43,403,611    42,160,948
American Funds Growth-Income Class 2                         1,034,688   33.07   34,217,135    34,405,144
American Funds International Class 2                         1,280,931   15.16   19,418,919    22,021,007
BlackRock Global Allocation V.I. Class I                       522,828   14.87    7,774,455     8,198,434
Delaware VIP Diversified Income Standard Class               1,299,506   11.02   14,320,557    13,509,377
Delaware VIP Emerging Markets Standard Class                   903,690   17.51   15,823,615    16,529,932
Delaware VIP High Yield Standard Class                       2,269,777    5.68   12,892,336    12,502,395
Delaware VIP Limited-Term Diversified Income Standard Class    256,619   10.09    2,589,282     2,546,902
Delaware VIP REIT Standard Class                               880,041   10.47    9,214,025     9,613,106
Delaware VIP Small Cap Value Standard Class                    621,259   31.39   19,501,332    16,373,296
Delaware VIP Smid Cap Growth Standard Class                    534,427   23.19   12,393,368    10,834,575
Delaware VIP U.S. Growth Standard Class                        158,460    8.75    1,386,527     1,155,361
Delaware VIP Value Standard Class                              600,434   17.73   10,645,688    10,516,334
DWS VIP Alternative Asset Allocation Plus Class A               60,332   13.24      798,792       791,883
DWS VIP Equity 500 Index Class A                             2,844,711   13.20   37,550,181    34,520,032
DWS VIP Small Cap Index Class A                                440,592   11.77    5,185,771     5,116,740
Fidelity VIP Asset Manager Initial Class                        55,897   13.80      771,382       806,742
Fidelity VIP Contrafund Service Class                        1,302,828   22.95   29,899,899    31,484,961
Fidelity VIP Equity-Income Initial Class                       135,796   18.69    2,538,030     2,918,454
Fidelity VIP Equity-Income Service Class                        93,005   18.63    1,732,679     2,007,903
Fidelity VIP Growth Service Class                              200,782   36.81    7,390,768     6,557,470
Fidelity VIP Growth Opportunities Service Class                 56,097   18.27    1,024,890       876,581
Fidelity VIP High Income Service Class                         361,759    5.36    1,939,026     2,022,286
Fidelity VIP Investment Grade Bond Initial Class               252,646   12.97    3,276,824     3,195,192
Fidelity VIP Mid Cap Service Class                             127,823   28.93    3,697,912     3,621,706
Fidelity VIP Overseas Service Class                            226,379   13.58    3,074,220     3,929,247
FTVIPT Franklin Income Securities Class 1                      296,486   14.68    4,352,419     4,201,128
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1        211,668   21.19    4,485,237     3,916,644
FTVIPT Mutual Shares Securities Class 1                        145,746   15.57    2,269,267     2,428,521
FTVIPT Templeton Foreign Securities Class 1                    218,007   12.78    2,786,125     3,235,903
FTVIPT Templeton Foreign Securities Class 2                    299,868   12.56    3,766,344     4,149,555
FTVIPT Templeton Global Bond Securities Class 1                406,820   18.61    7,570,916     7,441,025
FTVIPT Templeton Growth Securities Class 1                     299,226   10.27    3,073,052     3,722,929
FTVIPT Templeton Growth Securities Class 2                     129,630   10.11    1,310,557     1,444,632
Invesco V.I. Capital Appreciation Series I                     379,231   21.42    8,123,135     9,346,293
Invesco V.I. Core Equity Series I                              418,454   26.72   11,181,084    10,438,854
Invesco V.I. Diversified Income Series I                        91,940    6.19      569,107       641,648
Invesco V.I. International Growth Series I                     209,137   26.37    5,514,944     4,965,594
Janus Aspen Series Balanced Institutional Class                360,227   26.63    9,592,857     9,154,967
Janus Aspen Series Balanced Service Class                       74,168   27.74    2,057,429     1,998,143
Janus Aspen Series Enterprise Service Class                     42,563   36.91    1,570,992     1,238,825
Janus Aspen Series Global Technology Service Class             535,212    5.17    2,767,045     2,357,055
Janus Aspen Series Worldwide Institutional Class               239,114   25.83    6,176,311     6,776,956
Janus Aspen Series Worldwide Service Class                      58,020   25.50    1,479,520     1,483,657
LVIP Baron Growth Opportunities Standard Class                   5,093   31.86      162,244       149,587
LVIP Baron Growth Opportunities Service Class                  134,415   31.49    4,232,451     3,451,652
LVIP BlackRock Inflation Protected Bond Standard Class          49,004   11.02      540,174       529,462
LVIP Capital Growth Standard Class                              18,749   23.31      436,951       418,581
LVIP Cohen & Steers Global Real Estate Standard Class          218,063    6.82    1,486,102     1,446,916
LVIP Columbia Value Opportunities Standard Class                55,923   10.36      579,197       553,068

                                                                                   NET
                                                                        SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------  ---------  ------  -----------  --------------
LVIP Delaware Bond Standard Class                                     3,229,086  $13.92  $44,935,963   $42,858,923
LVIP Delaware Diversified Floating Rate Standard Class                   94,711    9.87      934,418       952,561
LVIP Delaware Foundation Aggressive Allocation Standard Class           226,801   11.86    2,688,729     2,897,540
LVIP Delaware Growth and Income Standard Class                           20,763   28.99      601,966       614,067
LVIP Delaware Social Awareness Standard Class                            32,657   30.53      996,966     1,010,775
LVIP Delaware Special Opportunities Standard Class                       15,013   33.75      506,657       503,116
LVIP Dimensional/Vanguard Total Bond Standard Class                       5,992   10.49       62,860        62,034
LVIP Global Income Standard Class                                       208,609   11.19    2,334,957     2,521,808
LVIP Janus Capital Appreciation Standard Class                          136,125   20.23    2,754,347     2,705,588
LVIP JPMorgan High Yield Standard Class                                  52,583   10.14      533,142       555,164
LVIP MFS International Growth Standard Class                             77,476   10.91      845,494       957,273
LVIP MFS Value Standard Class                                           167,956   22.45    3,769,762     3,552,994
LVIP Mid-Cap Value Standard Class                                        39,266   12.86      504,770       454,371
LVIP Mondrian International Value Standard Class                        479,688   14.31    6,864,336     8,193,900
LVIP Money Market Standard Class                                      3,668,258   10.00   36,682,577    36,682,572
LVIP Protected Profile 2010 Standard Class                               54,694   10.60      579,972       487,702
LVIP Protected Profile 2020 Standard Class                               83,330   10.16      846,550       757,763
LVIP Protected Profile 2030 Standard Class                              101,166   10.03    1,014,699       917,840
LVIP Protected Profile 2040 Standard Class                               98,006    9.50      931,350       797,626
LVIP Protected Profile Conservative Standard Class                      388,454   12.23    4,749,242     4,416,596
LVIP Protected Profile Growth Standard Class                          1,338,007   11.19   14,972,296    15,095,326
LVIP Protected Profile Moderate Standard Class                        1,400,378   11.84   16,586,079    16,005,801
LVIP SSgA Bond Index Standard Class                                     123,998   11.42    1,416,052     1,372,735
LVIP SSgA Conservative Index Allocation Standard Class                    3,808   10.75       40,939        40,235
LVIP SSgA Conservative Structured Allocation Standard Class                 135   10.71        1,449         1,424
LVIP SSgA Developed International 150 Standard Class                     18,147    7.32      132,748       144,920
LVIP SSgA Emerging Markets 100 Standard Class                           142,836   10.56    1,508,918     1,779,360
LVIP SSgA Global Tactical Allocation Standard Class                     455,938   10.19    4,647,379     4,798,864
LVIP SSgA International Index Standard Class                             84,746    6.85      580,592       661,383
LVIP SSgA Large Cap 100 Standard Class                                   25,925   10.41      269,825       249,838
LVIP SSgA Moderate Index Allocation Standard Class                       49,632   10.66      529,277       537,682
LVIP SSgA Moderate Structured Allocation Standard Class                  29,371   10.63      312,307       312,079
LVIP SSgA Moderately Aggressive Index Allocation Standard Class          18,041   10.58      190,942       190,225
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class     10,135   10.71      108,559       108,341
LVIP SSgA S&P 500 Index Standard Class                                  556,710    8.90    4,952,496     4,706,601
LVIP SSgA Small-Cap Index Standard Class                                 39,087   17.03      665,503       595,156
LVIP SSgA Small-Mid Cap 200 Standard Class                               22,168   12.37      274,130       254,227
LVIP T. Rowe Price Growth Stock Standard Class                           56,497   17.44      985,031       937,717
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              97,546   13.87    1,353,158     1,172,167
LVIP Templeton Growth Standard Class                                     25,061   24.16      605,528       625,198
LVIP Turner Mid-Cap Growth Standard Class                                91,234   10.43      951,665       841,346
LVIP Vanguard Domestic Equity ETF Standard Class                            998    9.16        9,140         9,394
LVIP Vanguard International Equity ETF Standard Class                    19,967    8.00      159,733       163,980
LVIP Wells Fargo Intrinsic Value Standard Class                         212,353   12.89    2,736,590     3,098,780
M Business Opportunity Value                                             57,824    9.84      568,988       556,883
M Capital Appreciation                                                   42,275   21.33      901,715       940,265
M International Equity                                                  140,549    9.78    1,374,564     1,915,208
M Large Cap Growth                                                       50,868   16.10      818,971       781,691
MFS VIT Core Equity Initial Class                                        52,833   15.33      809,937       697,098
MFS VIT Growth Initial Class                                            261,559   24.56    6,423,877     5,445,311
MFS VIT Total Return Initial Class                                      844,319   18.53   15,645,234    15,703,992
MFS VIT Utilities Initial Class                                         494,380   26.08   12,893,441    11,456,992
NB AMT Mid-Cap Growth I Class                                           426,395   27.55   11,747,190     8,141,314
NB AMT Partners I Class                                                 134,002    9.99    1,338,681     1,790,193
NB AMT Regency I Class                                                  178,782   14.26    2,549,436     2,385,039
PIMCO VIT Commodity Real Return Administrative Class                    434,270    7.20    3,126,748     3,763,977
Putnam VT Global Health Care Class IB                                    32,718   11.69      382,469       394,274
Putnam VT Growth & Income Class IB                                       49,041   15.30      750,321       843,299

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                               UNITS     UNITS    NET INCREASE
SUBACCOUNT                                                    ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------  --------  --------   ------------
ABVPSF Global Thematic Growth Class A                          15,451   (15,617)       (166)
ABVPSF Growth and Income Class A                               35,570   (70,153)    (34,583)
ABVPSF International Value Class A                             61,692   (56,309)      5,383
ABVPSF Large Cap Growth Class A                                17,627   (11,429)      6,198
ABVPSF Small/Mid Cap Value Class A                            103,770   (77,121)     26,649
American Century VP Inflation Protection Class I              115,333   (85,756)     29,577
American Funds Global Growth Class 2                           92,826   (76,247)     16,579
American Funds Global Small Capitalization Class 2             64,283   (79,599)    (15,316)
American Funds Growth Class 2                                 202,204  (414,033)   (211,829)
American Funds Growth-Income Class 2                          183,305  (286,807)   (103,502)
American Funds International Class 2                          224,769  (150,574)     74,195
BlackRock Global Allocation V.I. Class I                      381,258  (236,867)    144,391
Delaware VIP Diversified Income Standard Class                201,307  (141,171)     60,136
Delaware VIP Emerging Markets Standard Class                  133,859   (99,874)     33,985
Delaware VIP High Yield Standard Class                        221,016  (256,562)    (35,546)
Delaware VIP Limited-Term Diversified Income Standard Class   120,947   (78,217)     42,730
Delaware VIP REIT Standard Class                              171,411  (310,316)   (138,905)
Delaware VIP Small Cap Value Standard Class                    94,971  (126,865)    (31,894)
Delaware VIP Smid Cap Growth Standard Class                   105,485  (204,326)    (98,841)
Delaware VIP U.S. Growth Standard Class                        30,689   (16,376)     14,313
Delaware VIP Value Standard Class                             135,959   (75,421)     60,538
DWS VIP Alternative Asset Allocation Plus Class A              30,867   (41,874)    (11,007)
DWS VIP Equity 500 Index Class A                              304,014  (635,396)   (331,382)
DWS VIP Small Cap Index Class A                                19,214   (55,777)    (36,563)
Fidelity VIP Asset Manager Initial Class                       11,274   (16,798)     (5,524)
Fidelity VIP Contrafund Service Class                         182,602  (144,985)     37,617
Fidelity VIP Equity-Income Initial Class                       37,962   (63,408)    (25,446)
Fidelity VIP Equity-Income Service Class                       12,482   (27,111)    (14,629)
Fidelity VIP Growth Service Class                             106,311   (86,220)     20,091
Fidelity VIP Growth Opportunities Service Class                13,868   (17,859)     (3,991)
Fidelity VIP High Income Service Class                         16,640   (42,160)    (25,520)
Fidelity VIP Investment Grade Bond Initial Class               13,993   (39,821)    (25,828)
Fidelity VIP Mid Cap Service Class                             48,417   (32,845)     15,572
Fidelity VIP Overseas Service Class                            51,953   (29,168)     22,785
FTVIPT Franklin Income Securities Class 1                     154,805   (65,134)     89,671
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1        27,005   (39,829)    (12,824)
FTVIPT Mutual Shares Securities Class 1                        63,299   (47,088)     16,211
FTVIPT Templeton Foreign Securities Class 1                     8,945   (35,723)    (26,778)
FTVIPT Templeton Foreign Securities Class 2                    27,032   (35,769)     (8,737)
FTVIPT Templeton Global Bond Securities Class 1               141,005   (71,611)     69,394
FTVIPT Templeton Growth Securities Class 1                     24,086   (35,015)    (10,929)
FTVIPT Templeton Growth Securities Class 2                      9,090   (46,328)    (37,238)
Invesco V.I. Capital Appreciation Series I                    111,186  (287,220)   (176,034)
Invesco V.I. Core Equity Series I                              63,115  (165,673)   (102,558)
Invesco V.I. Diversified Income Series I                        6,657   (18,358)    (11,701)
Invesco V.I. International Growth Series I                     21,087   (31,051)     (9,964)
Janus Aspen Series Balanced Institutional Class                49,188  (118,978)    (69,790)
Janus Aspen Series Balanced Service Class                      23,443    (6,897)     16,546
Janus Aspen Series Enterprise Service Class                     3,885   (14,467)    (10,582)
Janus Aspen Series Global Technology Service Class             37,600   (53,792)    (16,192)
Janus Aspen Series Worldwide Institutional Class               80,585  (113,306)    (32,721)
Janus Aspen Series Worldwide Service Class                     23,788   (11,033)     12,755
LVIP Baron Growth Opportunities Standard Class                  6,334    (1,523)      4,811
LVIP Baron Growth Opportunities Service Class                  41,273   (81,458)    (40,185)
LVIP BlackRock Inflation Protected Bond Standard Class        193,015  (147,381)     45,634
LVIP Capital Growth Standard Class                             12,108    (2,249)      9,859
LVIP Cohen & Steers Global Real Estate Standard Class          65,042   (56,801)      8,241
LVIP Columbia Value Opportunities Standard Class               26,226    (5,237)     20,989
LVIP Delaware Bond Standard Class                             630,100  (436,116)    193,984

                                                                        UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                              ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------  ---------  ----------  ------------
LVIP Delaware Diversified Floating Rate Standard Class                   54,371      (9,313)    45,058
LVIP Delaware Foundation Aggressive Allocation Standard Class             9,870     (12,568)    (2,698)
LVIP Delaware Growth and Income Standard Class                           19,951      (6,673)    13,278
LVIP Delaware Social Awareness Standard Class                            36,644     (21,846)    14,798
LVIP Delaware Special Opportunities Standard Class                       29,263     (29,897)      (634)
LVIP Dimensional/Vanguard Total Bond Standard Class                       6,150        (136)     6,014
LVIP Global Income Standard Class                                       186,366     (24,681)   161,685
LVIP Janus Capital Appreciation Standard Class                           33,810     (25,896)     7,914
LVIP JPMorgan High Yield Standard Class                                  56,721     (17,412)    39,309
LVIP MFS International Growth Standard Class                             16,169     (26,242)   (10,073)
LVIP MFS Value Standard Class                                           136,985     (68,737)    68,248
LVIP Mid-Cap Value Standard Class                                        14,530      (7,452)     7,078
LVIP Mondrian International Value Standard Class                         50,076     (62,699)   (12,623)
LVIP Money Market Standard Class                                      2,743,025  (2,718,171)    24,854
LVIP Protected Profile 2010 Standard Class                                5,030      (1,844)     3,186
LVIP Protected Profile 2020 Standard Class                                5,436      (2,627)     2,809
LVIP Protected Profile 2030 Standard Class                               11,549     (38,072)   (26,523)
LVIP Protected Profile 2040 Standard Class                               16,075      (5,887)    10,188
LVIP Protected Profile Conservative Standard Class                      111,494      (7,171)   104,323
LVIP Protected Profile Growth Standard Class                            226,232     (86,142)   140,090
LVIP Protected Profile Moderate Standard Class                          375,825    (227,084)   148,741
LVIP SSgA Bond Index Standard Class                                     102,893     (51,785)    51,108
LVIP SSgA Conservative Index Allocation Standard Class                    2,861        (130)     2,731
LVIP SSgA Conservative Structured Allocation Standard Class               5,100      (4,966)       134
LVIP SSgA Developed International 150 Standard Class                      4,559      (2,124)     2,435
LVIP SSgA Emerging Markets 100 Standard Class                            80,477    (225,715)  (145,238)
LVIP SSgA Global Tactical Allocation Standard Class                      73,422     (15,496)    57,926
LVIP SSgA International Index Standard Class                            293,743    (275,869)    17,874
LVIP SSgA Large Cap 100 Standard Class                                   11,834      (4,190)     7,644
LVIP SSgA Moderate Index Allocation Standard Class                       38,030      (3,568)    34,462
LVIP SSgA Moderate Structured Allocation Standard Class                  15,528      (2,419)    13,109
LVIP SSgA Moderately Aggressive Index Allocation Standard Class          18,058        (410)    17,648
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class     22,691     (12,801)     9,890
LVIP SSgA S&P 500 Index Standard Class                                  443,710    (290,727)   152,983
LVIP SSgA Small-Cap Index Standard Class                                 18,481      (7,522)    10,959
LVIP SSgA Small-Mid Cap 200 Standard Class                                8,153      (4,547)     3,606
LVIP T. Rowe Price Growth Stock Standard Class                           72,553     (20,537)    52,016
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              16,037     (40,328)   (24,291)
LVIP Templeton Growth Standard Class                                     31,274     (11,904)    19,370
LVIP Turner Mid-Cap Growth Standard Class                                53,657     (31,357)    22,300
LVIP Vanguard Domestic Equity ETF Standard Class                            969          --        969
LVIP Vanguard International Equity ETF Standard Class                    19,146        (149)    18,997
LVIP Wells Fargo Intrinsic Value Standard Class                          24,270     (20,844)     3,426
M Business Opportunity Value                                              9,937      (8,649)     1,288
M Capital Appreciation                                                   16,098     (11,185)     4,913
M International Equity                                                   25,484     (10,631)    14,853
M Large Cap Growth                                                       17,752     (15,435)     2,317
MFS VIT Core Equity Initial Class                                         1,742      (4,606)    (2,864)
MFS VIT Growth Initial Class                                             48,053    (144,886)   (96,833)
MFS VIT Total Return Initial Class                                       55,346    (162,783)  (107,437)
MFS VIT Utilities Initial Class                                          80,842     (80,634)       208
NB AMT Mid-Cap Growth I Class                                            51,160    (109,265)   (58,105)
NB AMT Partners I Class                                                   6,441     (16,931)   (10,490)
NB AMT Regency I Class                                                   14,126     (27,587)   (13,461)
PIMCO VIT Commodity Real Return Administrative Class                    338,176    (255,728)    82,448
Putnam VT Global Health Care Class IB                                     5,068      (2,792)     2,276
Putnam VT Growth & Income Class IB                                        6,642      (5,224)     1,418

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                              UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                    ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------  -------  ----------  ------------
ABVPSF Global Thematic Growth Class A                         22,843     (30,163)      (7,320)
ABVPSF Growth and Income Class A                             105,491     (91,919)      13,572
ABVPSF International Value Class A                            99,670     (78,244)      21,426
ABVPSF Large Cap Growth Class A                               16,338     (37,375)     (21,037)
ABVPSF Small/Mid Cap Value Class A                            91,749    (102,362)     (10,613)
American Century VP Inflation Protection Class I             216,464    (131,241)      85,223
American Funds Global Growth Class 2                         162,566    (115,670)      46,896
American Funds Global Small Capitalization Class 2           105,793    (157,229)     (51,436)
American Funds Growth Class 2                                436,606    (839,396)    (402,790)
American Funds Growth-Income Class 2                         349,756    (471,795)    (122,039)
American Funds International Class 2                         311,905    (300,981)      10,924
BlackRock Global Allocation V.I. Class I                     422,391    (171,251)     251,140
Delaware VIP Diversified Income Standard Class               311,726    (241,165)      70,561
Delaware VIP Emerging Markets Standard Class                 230,694    (127,017)     103,677
Delaware VIP High Yield Standard Class                       286,782    (279,083)       7,699
Delaware VIP Limited-Term Diversified Income Standard Class   92,973     (30,702)      62,271
Delaware VIP REIT Standard Class                             191,605    (120,370)      71,235
Delaware VIP Small Cap Value Standard Class                  115,569    (241,938)    (126,369)
Delaware VIP Smid Cap Growth Standard Class                  975,712     (32,203)     943,509
Delaware VIP Trend Standard Class                             84,688  (1,155,174)  (1,070,486)
Delaware VIP U.S. Growth Standard Class                       33,965     (29,955)       4,010
Delaware VIP Value Standard Class                            121,130    (211,584)     (90,454)
DWS VIP Alternative Asset Allocation Plus Class A             72,337      (6,015)      66,322
DWS VIP Equity 500 Index Class A                             547,850    (597,475)     (49,625)
DWS VIP Small Cap Index Class A                               45,710     (99,066)     (53,356)
Fidelity VIP Asset Manager Initial Class                       6,977     (10,168)      (3,191)
Fidelity VIP Contrafund Service Class                        293,938    (325,492)     (31,554)
Fidelity VIP Equity-Income Initial Class                      16,315     (20,809)      (4,494)
Fidelity VIP Equity-Income Service Class                      13,450     (23,130)      (9,680)
Fidelity VIP Growth Service Class                             98,134    (128,043)     (29,909)
Fidelity VIP Growth Opportunities Service Class               15,199     (50,914)     (35,715)
Fidelity VIP High Income Service Class                        24,030     (26,167)      (2,137)
Fidelity VIP Investment Grade Bond Initial Class              73,617     (49,842)      23,775
Fidelity VIP Mid Cap Service Class                            68,368    (112,207)     (43,839)
Fidelity VIP Overseas Service Class                           44,762    (105,419)     (60,657)
FTVIPT Franklin Income Securities Class 1                    110,725    (112,709)      (1,984)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1       79,566     (70,364)       9,202
FTVIPT Mutual Shares Securities Class 1                       67,554     (89,912)     (22,358)
FTVIPT Templeton Foreign Securities Class 1                   25,561    (111,178)     (85,617)
FTVIPT Templeton Foreign Securities Class 2                   34,805     (60,686)     (25,881)
FTVIPT Templeton Global Asset Allocation Class 1               1,419     (98,267)     (96,848)
FTVIPT Templeton Global Bond Securities Class 1              171,049     (60,210)     110,839
FTVIPT Templeton Growth Securities Class 1                    21,555     (30,179)      (8,624)
FTVIPT Templeton Growth Securities Class 2                    10,469     (18,598)      (8,129)
Invesco V.I. Capital Appreciation Series I                   176,826    (407,424)    (230,598)
Invesco V.I. Core Equity Series I                            127,097    (290,010)    (162,913)
Invesco V.I. Diversified Income Series I                      13,168      (9,502)       3,666
Invesco V.I. International Growth Series I                    36,881     (57,610)     (20,729)
Janus Aspen Series Balanced Institutional Class               74,990     (71,909)       3,081
Janus Aspen Series Balanced Service Class                     18,992     (20,327)      (1,335)
Janus Aspen Series Enterprise Service Class                    7,337     (43,525)     (36,188)
Janus Aspen Series Global Technology Service Class            71,804     (92,086)     (20,282)
Janus Aspen Series Worldwide Institutional Class              85,934    (159,051)     (73,117)
Janus Aspen Series Worldwide Service Class                     6,914      (9,795)      (2,881)
LVIP Baron Growth Opportunities Standard Class                 5,072        (531)       4,541
LVIP Baron Growth Opportunities Service Class                 40,050     (60,657)     (20,607)
LVIP BlackRock Inflation Protected Bond Standard Class       151,707    (149,868)       1,839
LVIP Capital Growth Standard Class                            32,288      (3,453)      28,835
LVIP Cohen & Steers Global Real Estate Standard Class        112,325     (40,615)      71,710

                                                                 UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED    (DECREASE)
-------------------------------------------------------------  ---------  ----------  ------------
LVIP Columbia Value Opportunities Standard Class                  29,886      (6,071)    23,815
LVIP Delaware Bond Standard Class                                573,647    (529,697)    43,950
LVIP Delaware Diversified Floating Rate Standard Class            53,769      (5,766)    48,003
LVIP Delaware Foundation Aggressive Allocation Standard Class     15,402     (15,226)       176
LVIP Delaware Growth and Income Standard Class                    10,430      (6,142)     4,288
LVIP Delaware Social Awareness Standard Class                      4,955      (8,977)    (4,022)
LVIP Delaware Special Opportunities Standard Class                 6,524      (7,100)      (576)
LVIP Global Income Standard Class                                 34,598     (10,180)    24,418
LVIP Janus Capital Appreciation Standard Class                    33,339     (81,257)   (47,918)
LVIP JPMorgan High Yield Standard Class                           14,946      (6,568)     8,378
LVIP MFS International Growth Standard Class                      30,753     (26,584)     4,169
LVIP MFS Value Standard Class                                    199,715     (39,422)   160,293
LVIP Mid-Cap Value Standard Class                                 12,704      (5,440)     7,264
LVIP Mondrian International Value Standard Class                  75,551    (140,228)   (64,677)
LVIP Money Market Standard Class                               3,293,238  (3,389,309)   (96,071)
LVIP SSgA Bond Index Standard Class                               35,066     (16,309)    18,757
LVIP SSgA Conservative Index Allocation Standard Class             1,057          (9)     1,048
LVIP SSgA Developed International 150 Standard Class              13,339        (512)    12,827
LVIP SSgA Emerging Markets 100 Standard Class                    372,841    (152,112)   220,729
LVIP SSgA Global Tactical Allocation Standard Class              192,769     (26,456)   166,313
LVIP SSgA International Index Standard Class                      27,072     (12,680)    14,392
LVIP SSgA Large Cap 100 Standard Class                             5,748      (2,107)     3,641
LVIP SSgA Moderate Index Allocation Standard Class                14,061          --     14,061
LVIP SSgA Moderate Structured Allocation Standard Class           18,971        (219)    18,752
LVIP SSgA S&P 500 Index Standard Class                           183,697    (182,617)     1,080
LVIP SSgA Small-Cap Index Standard Class                          21,492     (11,882)     9,610
LVIP SSgA Small-Mid Cap 200 Standard Class                        11,512      (2,811)     8,701
LVIP T. Rowe Price Growth Stock Standard Class                    24,748      (8,337)    16,411
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       25,597     (20,677)     4,920
LVIP Templeton Growth Standard Class                              31,027      (3,575)    27,452
LVIP Turner Mid-Cap Growth Standard Class                         18,557     (13,265)     5,292
LVIP Wells Fargo Intrinsic Value Standard Class                   28,056    (106,010)   (77,954)
LVIP Protected Profile 2010 Standard Class                         8,327      (2,394)     5,933
LVIP Protected Profile 2020 Standard Class                        39,022      (2,725)    36,297
LVIP Protected Profile 2030 Standard Class                        18,693     (25,825)    (7,132)
LVIP Protected Profile 2040 Standard Class                        24,578     (12,028)    12,550
LVIP Protected Profile Conservative Standard Class               136,814     (34,252)   102,562
LVIP Protected Profile Moderate Standard Class                   500,359     (79,217)   421,142
LVIP Protected Profile Growth Standard Class                     595,172    (376,016)   219,156
M Business Opportunity Value                                       9,120      (7,626)     1,494
M Capital Appreciation                                             5,709     (10,446)    (4,737)
M International Equity                                            22,561     (14,248)     8,313
M Large Cap Growth                                                 8,419     (28,641)   (20,222)
MFS VIT Core Equity Initial Class                                 26,626     (10,340)    16,286
MFS VIT Growth Initial Class                                     135,640    (145,973)   (10,333)
MFS VIT Total Return Initial Class                               221,047    (258,148)   (37,101)
MFS VIT Utilities Initial Class                                   92,221    (145,852)   (53,631)
NB AMT Mid-Cap Growth I Class                                    103,479    (151,796)   (48,317)
NB AMT Partners I Class                                           14,365     (22,200)    (7,835)
NB AMT Regency I Class                                            22,182     (58,931)   (36,749)
PIMCO VIT Commodity Real Return Administrative Class             114,908     (17,928)    96,980
Premier VIT OpCap Managed Class I                                    531     (35,775)   (35,244)
Putnam VT Global Health Care Class IB                              7,232     (10,297)    (3,065)
Putnam VT Growth & Income Class IB                                 6,807      (7,830)    (1,023)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 3, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 3, 2012

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Not applicable.

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an Amendments(7)

(4) (a) Policy Form LN697(12)

     (b) Enhanced Surrender Value Rider-Policy Form LR541(13)

     (c) Estate Tax Repeal Rider-Policy Form LR511.(6)

     (d) No-Lapse Enhancement Rider-Policy Form LR697(12)

     (e) Premium Reserve Rider-Policy Form LR543(13)

     (f) Overloan Protection Rider-LR540.(9)

(5) Application-Form LFF06399(13)

(6) (a) Articles of Incorporation of The National Lincoln Life Insurance Company.(4)

     (b) Bylaws of The National Lincoln Life Insurance Company.(8)

(7) Form of Reinsurance Contracts.(11)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(3)

     (b) American Century Investments Variable Portfolios, Inc.(15)

     (c) American Funds Insurance Series(3)

     (d) BlackRock Variable Trust (15)

     (e) Delaware VIP Trust(3)

     (f) DWS Variable Series II (3)

     (g) Fidelity Variable Insurance Products(3)

     (h) Franklin Templeton Variable Insurance Products Trust(3)

     (i) Lincoln Variable Insurance Products Trust(3)

     (j) MFS Variable Insurance Trust(3)

     (k) PIMCO Variable Insurance Trust(15)

(9) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(3).
--------------
(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6 (File No. 333-33782) filed on September 14, 2001.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(10) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-170695) filed on March 30, 2012.

(11) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(12) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(14) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(15) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen***              Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President and Secretary
C. Phillip Elam II***         Senior Vice President, Chief Investment Officer
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornellio***       Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (10)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Keith J. Ryan***           Vice President, Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Jeffrey D. Coutts*         Senior Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

      * Principal Business address is 150 North Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c)  N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-145235; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 3rd day of April, 2012. Registrant certifies that this amendment meets all of the requirements pursuant to Rule 485(b) under the Securities Act of 1933.

                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R (REGISTRANT)


                  By     /s/ Michael L. Parker
                    ---------------------------------
                    Michael L. Parker
                    Vice President
                    The Lincoln National Life Insurance Company




                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  (DEPOSITOR)


                  By     /s/ Michael L. Parker
                    ---------------------------------
                    Michael L. Parker
                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No.: 333-145235; 811-08579; CIK: 0001051932) has been signed below on
April 3, 2012 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

SIGNATURE                                                TITLE
---------                                                -----
/s/ Dennis R. Glass *                                    President and Director
--------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                Executive Vice President; Chief Administrative Officer
--------------------------------                         and Director
Charles C. Cornelio

/s/ C Phillip Elam II *                                  Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *                                  Executive Vice President; Chief Financial Officer and Director
--------------------------------
Randal J. Freitag


/s/ Mark E. Konen *                                      Executive Vice President and Director
--------------------------------
Mark E. Konen


/s/ Keith J. Ryan *                                      Vice President and Director
--------------------------------
Keith J. Ryan




* By      /s/ John L. Reizian
    --------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                              POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137,
333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123;
811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274,
333-144275; 811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695;
333-175888; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                TITLE
---------                                                -----
/s/ Dennis R. Glass                                      President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                                  Executive Vice President; Chief Administrative Officer
------------------------------                           and Director
Charles C. Cornelio

/s/ C. Phillip Elam II                                   Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                                    Senior Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ Mark E. Konen                                        Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ Keith J. Ryan                                        Vice President and Director
------------------------------
Keith J. Ryan


Version dated: March 2012